Report of Independent Registered Public Accounting Firm

To the Board of Directors of Equitable Financial Life Insurance Company and the Contractowners of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), Separate Account No. 3 (Pooled) and Separate Account No. 66

Opinions on the Financial Statements

We have audited the accompanying (1) statements of assets and liabilities, including the portfolios of investments, of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), and Separate Account No. 3 (Pooled) (hereafter collectively referred to as the “Pooled Separate Accounts”) as of December 31, 2020, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2020, and (2) statements of assets and liabilities of each of the variable investment options of Separate Account No. 66 indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, (1) the financial position of each of the Pooled Separate Accounts as of December 31, 2020, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period ended December 31, 2020, and (2) the financial position of each of the variable investment options of Separate Account No. 66 as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

1290 RETIREMENT 2020(1)	EQ/INTERNATIONAL EQUITY INDEX(1)
1290 RETIREMENT 2025(1)	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY(1)
1290 RETIREMENT 2030(1)	EQ/JANUS ENTERPRISE(1)
1290 RETIREMENT 2035(1)	EQ/JP MORGAN VALUE OPPORTUNITIES(1)
1290 RETIREMENT 2040(1)	EQ/LARGE CAP GROWTH INDEX(1)
1290 RETIREMENT 2045(1)	EQ/LARGE CAP GROWTH MANAGED VOLATILITY(1)
1290 RETIREMENT 2050(1)	EQ/LARGE CAP VALUE MANAGED VOLATILITY(1)
1290 RETIREMENT 2055(1)	EQ/MFS INTERNATIONAL GROWTH(1)
1290 RETIREMENT 2060(1)	EQ/MID CAP INDEX(1)
1290 VT DOUBLELINE DYNAMIC ALLOCATION(1)	EQ/MID CAP VALUE MANAGED VOLATILITY(1)
1290 VT EQUITY INCOME(1)	EQ/MODERATE ALLOCATION(1)
1290 VT GAMCO MERGERS & ACQUISITIONS(1)	EQ/MODERATE-PLUS ALLOCATION(1)
1290 VT GAMCO SMALL COMPANY VALUE(1)	EQ/MONEY MARKET(1)
1290 VT SMALL CAP VALUE(2)	EQ/PIMCO GLOBAL REAL RETURN(1)
1290 VT SOCIALLY RESPONSIBLE(1)	EQ/PIMCO ULTRA SHORT BOND(1)
EQ/AB SMALL CAP GROWTH(1)	EQ/QUALITY BOND PLUS(1)
EQ/AGGRESSIVE ALLOCATION(1)	EQ/SMALL COMPANY INDEX(1)
EQ/ALL ASSET GROWTH ALLOCATION(1)	EQ/T. ROWE PRICE GROWTH STOCK(1)
EQ/BLACKROCK BASIC VALUE EQUITY(1)	MULTIMANAGER CORE BOND(1)
EQ/CAPITAL GROUP RESEARCH(1)	MULTIMANAGER TECHNOLOGY (1)
EQ/CLEARBRIDGE LARGE CAP GROWTH(1)	TARGET 2015 ALLOCATION(1)
EQ/CONSERVATIVE ALLOCATION(1)	TARGET 2025 ALLOCATION(1)
EQ/CONSERVATIVE-PLUS ALLOCATION(1)	TARGET 2035 ALLOCATION(1)
EQ/CORE PLUS BOND(1)	TARGET 2045 ALLOCATION(1)
EQ/EQUITY 500 INDEX(1)	TARGET 2055 ALLOCATION(1)
EQ/GLOBAL EQUITY MANAGED VOLATILITY(1)	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO(1)
EQ/INTERMEDIATE GOVERNMENT BOND(1)	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO(1)
EQ/INTERNATIONAL CORE MANAGED VOLATILITY(1)

(1)   Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019

(2)   Statement of operations for the year ended December 31, 2020, and statement of changes in net assets for the period June 12, 2020 (commencement of operations) through December 31, 2020

FSA-1

Basis for Opinions

These financial statements are the responsibility of the Equitable Financial Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the Pooled Separate Accounts and variable investment options of Separate Account No. 66 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the Pooled Separate Accounts and variable investment options of Separate Account No. 66 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, NC

April 19, 2021

We have served as the auditor of Separate Account No. 10 (Pooled) since 1993. We have served as the auditor of Separate Account No. 4 (Pooled) since 1993. We have served as the auditor of Separate Account No. 3 (Pooled) since 1993. We have served as the auditor of one or more of the variable investment options of Separate Account No. 66 since 1997.

FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

Assets:
Investments (Notes 2 and 3):
Common stocks — at fair value (cost: $9,484,049)		$12,775,118
Long-term debt securities — at fair value (amortized cost: $7,966,935)		8,561,762
Rights — at fair value (cost: $2,598)		2,380
Short-term debt securities — at fair value (amortized cost: $416,446)		416,446
Foreign cash (cost: $16,596)		16,872
Receivable for investment securities sold		361,799
Interest and dividends receivable		63,323
Fees receivable from Contractowners		12,653
Receivable for foreign currency transactions		49

Total assets		22,210,402

Liabilities:
Payable for investments securities purchased		755,520
Due to custodian		37,511
Asset management fee payable		21,519
Accrued custody and bank fees		20,003
Due to Equitable Financial’s General Account		19,634
Accrued expenses		7,070

Total liabilities		861,257

Net Assets Attributable to Contractowners or in Accumulation		$21,349,145

	Units Outstanding	Unit Values
Institutional*	0.64	$52,435.78
RIA	2,175	458.85
MRP	183,881	109.78
EPP	272	490.50

The accompanying notes are an integral part of these financial statements.

*	Units outstanding shown unrounded due to fractional unit value.

FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2020

Investment Income (Note 2):
Dividends (net of foreign taxes withheld of $10,729)	$255,063
Interest	195,885

Total investment income	450,948

Expenses (Note 6):
Investment management fees	(108,391)
Custody and bank fees	(62,683)
Other operating expenses	(15,945)

Total expenses	(187,019)

Net Investment Income (Loss)	263,929

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Note 2):
Net realized gain (loss) from investments and foreign currency transactions	1,110,804
Change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	1,153,345

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	2,264,149

Net Increase (Decrease) in Net Assets Attributable to Operations	$2,528,078

The accompanying notes are an integral part of these financial statements.

FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$263,929	$456,916
Net realized gain (loss) on investments and foreign currency transactions	1,110,804	591,612
Change in unrealized appreciation (depreciation) of investments and foreigncurrency denominated assets and liabilities	1,153,345	2,823,766

Net increase (decrease) in assets attributable to operations	2,528,078	3,872,294

From Contractowners Transactions:
Contributions	1,347,652	1,131,460
Withdrawals	(5,896,322)	(3,335,164)
Asset management fees (Note 6)	(74,867)	(77,917)
Administrative fees (Note 6)	(136,293)	(146,227)

Net increase (decrease) in net assets attributable to contractowners transactions	(4,759,830)	(2,427,848)

Increase (Decrease) in Net Assets	(2,231,752)	1,444,446
Net Assets Attributable to Contractowners or in Accumulation — Beginning of Year	23,580,897	22,136,451

Net Assets Attributable to Contractowners or in Accumulation — End of Year	$21,349,145	$23,580,897

The accompanying notes are an integral part of these financial statements.

FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2020

Company	Shares	U.S. $ Value
COMMON STOCKS — 59.8%

Information Technology — 13.7%

Communications Equipment — 0.6%
Cisco Systems, Inc.	1,236	$55,311
Juniper Networks, Inc.	558	12,561
Lumentum Holdings, Inc.	468	44,366
NetScout Systems, Inc.(a)	1,000	27,420

		139,658

Electronic Equipment, Instruments & Components — 1.1%
Arrow Electronics, Inc.(a)	283	27,536
Halma PLC	456	15,266
Hitachi Ltd.	900	35,526
Horiba Ltd.	600	35,244
IPG Photonics Corp.(a)	251	56,171
Keyence Corp.	100	56,257

		226,000

IT Services — 2.4%
Accenture PLC — Class A	289	75,490
Amdocs Ltd.	220	15,605
Atos SE(a)	148	13,536
Automatic Data Processing, Inc.	86	15,153
Cognizant Technology Solutions Corp. — Class A	1,136	93,095
International Business Machines Corp.	195	24,546
Mastercard, Inc. — Class A	186	66,391
PayPal Holdings, Inc.(a)	423	99,066
Shopify, Inc. — Class A(a)	19	21,436
Square, Inc. — Class A	70	15,235
Visa, Inc. — Class A	361	78,961

		518,514

Semiconductors & Semiconductor Equipment — 2.6%
Advanced Micro Devices, Inc.(a)	299	27,421
Applied Materials, Inc.	403	34,779
ASML Holding NV	108	52,372
Broadcom, Inc.	102	44,661
Infineon Technologies AG	210	8,066
Intel Corp.	1,626	81,007
Lam Research Corp.	75	35,420
Micron Technology, Inc.(a)	289	21,727
NVIDIA Corp.	185	96,607
NXP Semiconductors NV	141	22,420
QUALCOMM, Inc.	311	47,378
Texas Instruments, Inc.	451	74,023

		545,881

Software — 4.1%
Adobe, Inc.(a)	166	83,020
Autodesk, Inc.(a)	143	43,664
Avast PLC	4,720	34,644
Citrix Systems, Inc.	144	18,734
CommVault Systems, Inc.(a)	312	17,276
Dassault Systemes SE	90	18,282
Intuit, Inc.	144	54,698
Microsoft Corp.	1,706	379,449
New Relic, Inc.(a)	160	10,464
Open Text Corp.	323	14,664
Oracle Corp.	410	26,523
salesforce.com, Inc.(a)	170	37,830

Company	Shares	U.S. $ Value
Software (Continued)
SAP SE	110	$14,431
ServiceNow, Inc.(a)	101	55,593
Trend Micro, Inc./Japan	300	17,274
VMware, Inc. — Class A(a)	96	13,465
Zoom Video Communications, Inc. — Class A	116	39,129

		879,140

Technology Hardware, Storage & Peripherals — 2.9%
Apple, Inc.	4,206	558,094
NCR Corp.(a)	1,019	38,284
Western Digital Corp.	354	19,608

		615,986

Total Information Technology		2,925,179

Financials — 7.7%

Banks — 2.9%
Bank Hapoalim BM	1,835	12,614
Bank Leumi Le-Israel BM	3,993	23,589
Bank of America Corp.	2,784	84,383
Bank of Ireland Group PLC(a)	1,984	8,022
BNP Paribas SA(a)	728	38,492
Citigroup, Inc.	596	36,749
Commonwealth Bank of Australia	533	33,909
DBS Group Holdings Ltd.	700	13,265
Erste Group Bank AG(a)	2,629	80,211
HSBC Holdings PLC(a)	4,718	24,360
JPMorgan Chase & Co.	550	69,848
Jyske Bank A/S(a)	2,294	87,723
Mitsubishi UFJ Financial Group, Inc.	11,300	50,037
Royal Bank of Canada	290	23,808
Wells Fargo & Co.	620	18,712
Westpac Banking Corp.	1,084	16,146

		621,868

Capital Markets — 2.1%
BlackRock, Inc. — Class A	30	21,646
Charles Schwab Corp. (The)	933	49,486
CME Group, Inc. — Class A	80	14,564
Credit Suisse Group AG (REG)	3,288	42,516
Goldman Sachs Group, Inc. (The)	203	53,533
Hong Kong Exchanges & Clearing Ltd.	700	38,389
IG Group Holdings PLC	2,205	25,892
Intercontinental Exchange, Inc.	70	8,070
Julius Baer Group Ltd.	280	16,156
London Stock Exchange Group PLC	100	12,339
Moody’s Corp.	57	16,544
Morgan Stanley	1,182	81,002
MSCI, Inc. — Class A	13	5,805
Partners Group Holding AG	20	23,537
Singapore Exchange Ltd.	6,600	46,357

		455,836

Consumer Finance — 0.3%
Synchrony Financial	1,789	62,096

Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc. — Class B(a)	622	144,223
Groupe Bruxelles Lambert SA	150	15,143
M&G PLC	12,453	33,599

		192,965

FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2020

Company	Shares	U.S. $ Value
Insurance — 1.2%
AIA Group Ltd.	2,800	$34,115
Allianz SE (REG)	219	53,779
Chubb Ltd.	319	49,100
Everest Re Group Ltd.	220	51,500
Progressive Corp. (The)	202	19,974
Prudential PLC	630	11,580
Reinsurance Group of America, Inc. — Class A	50	5,795
Suncorp Group Ltd.	4,988	37,571

		263,414

Thrifts & Mortgage Finance — 0.3%
BankUnited, Inc.	182	6,330
Essent Group Ltd.	1,120	48,384

		54,714

Total Financials		1,650,893

Health Care — 7.7%

Biotechnology — 1.0%
AbbVie, Inc.	527	56,440
Amgen, Inc.	107	24,602
CSL Ltd.	222	48,549
Gilead Sciences, Inc.	797	46,433
Regeneron Pharmaceuticals, Inc.(a)	17	8,213
Vertex Pharmaceuticals, Inc.(a)	151	35,687

		219,924

Health Care Equipment & Supplies — 0.8%
Abbott Laboratories	400	43,796
Danaher Corp.	140	31,100
Hoya Corp.	100	13,851
Koninklijke Philips NV(a)	289	15,613
Medtronic PLC	293	34,322
West Pharmaceutical Services, Inc.	84	23,798

		162,480

Health Care Providers & Services — 1.9%
Anthem, Inc.	281	90,226
Cigna Corp.(a)	93	19,361
CVS Health Corp.	249	17,007
DaVita, Inc.	152	17,845
HCA Healthcare, Inc.(a)	397	65,291
Henry Schein, Inc.(a)	1,111	74,281
Humana, Inc.	118	48,412
UnitedHealth Group, Inc.	202	70,837

		403,260

Health Care Technology — 0.1%
Change Healthcare, Inc.	899	16,766

Life Sciences Tools & Services — 0.6%
Bio-Rad Laboratories, Inc. — Class A(a)	27	15,739
Bruker Corp.	160	8,661
Gerresheimer AG	183	19,648
ICON PLC(a)	100	19,498
Thermo Fisher Scientific, Inc.	142	66,141

		129,687

Company	Shares	U.S. $ Value
Pharmaceuticals — 3.3%
AstraZeneca PLC	190	$18,938
Bayer AG (REG)	649	38,239
Bristol-Myers Squibb Co.	932	57,812
Daiichi Sankyo Co., Ltd.	1,100	37,701
Eli Lilly & Co.	224	37,820
GlaxoSmithKline PLC	740	13,535
Johnson & Johnson	728	114,573
Merck & Co., Inc.	704	57,587
Novartis AG (REG)	482	45,453
Novo Nordisk A/S — Class B	788	55,051
Pfizer, Inc.	1,285	47,301
Roche Holding AG	209	72,906
Sanofi	561	54,458
Takeda Pharmaceutical Co., Ltd.	1,205	43,612
Zoetis, Inc.	119	19,695

		714,681

Total Health Care		1,646,798

Consumer Discretionary — 7.7%

Auto Components — 0.3%
Aptiv PLC	170	22,149
Faurecia SE(a)	295	15,138
Toyo Tire Corp.	2,100	31,961

		69,248

Automobiles — 1.1%
Daimler AG	652	46,103
Peugeot SA(a)	568	15,579
Tesla, Inc.(a)	151	106,556
Toyota Motor Corp.	800	61,742

		229,980

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.(a)	40	6,920
Service Corp. International/US	1,410	69,231

		76,151

Hotels, Restaurants & Leisure — 0.7%
Compass Group PLC	361	6,731
Entain PLC(a)	2,140	33,180
Galaxy Entertainment Group Ltd.	5,000	38,916
McDonald’s Corp.	170	36,478
Papa John’s International, Inc.	341	28,934
Starbucks Corp.	133	14,228

		158,467

Household Durables — 0.7%
PulteGroup, Inc.	1,581	68,173
Sony Corp.	700	70,544
TopBuild Corp.	13	2,393

		141,110

Internet & Direct Marketing Retail — 2.3%
Amazon.com, Inc.(a)	123	400,602
Booking Holdings, Inc.(a)	23	51,227
Etsy, Inc.(a)	145	25,797
Just Eat Takeaway.com NV	112	12,648

		490,274

FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2020

Company	Shares	U.S. $ Value
Multiline Retail — 0.5%
Dollar General Corp.	251	$52,785
Target Corp.	348	61,433

		114,218

Specialty Retail — 1.1%
AutoZone, Inc.(a)	11	13,040
Foot Locker, Inc.	1,481	59,892
Home Depot, Inc. (The)	402	106,779
Lowe’s Cos., Inc.	351	56,339

		236,050

Textiles, Apparel & Luxury Goods — 0.6%
adidas AG(a)	22	8,019
EssilorLuxottica SA(a)	56	8,740
LVMH Moet Hennessy Louis Vuitton SE	54	33,857
NIKE, Inc. — Class B	173	24,474
Pandora A/S	354	39,677
Skechers U.S.A., Inc. — Class A(a)	237	8,518

		123,285

Total Consumer Discretionary		1,638,783

Industrials — 7.0%

Aerospace & Defense — 0.7%
Airbus SE(a)	99	10,881
Boeing Co. (The)	130	27,828
Hexcel Corp.	277	13,432
L3Harris Technologies, Inc.	62	11,719
Lockheed Martin Corp.	162	57,507
Raytheon Technologies Corp.	380	27,174

		148,541

Air Freight & Logistics — 0.5%
FedEx Corp.	191	49,587
United Parcel Service, Inc. — Class B	397	66,855

		116,442

Building Products — 0.6%
Daikin Industries Ltd.	200	44,498
Kingspan Group PLC (London)(a)	310	21,758
Masco Corp.	937	51,469
Otis Worldwide Corp.	249	16,820

		134,545

Commercial Services & Supplies — 0.5%
Republic Services, Inc. — Class A	180	17,334
Secom Co., Ltd.	900	83,035

		100,369

Construction & Engineering — 0.1%
AECOM(a)	277	13,789

Electrical Equipment — 0.9%
Regal Beloit Corp.	570	70,002
Rockwell Automation, Inc.	30	7,524
Schneider Electric SE (Paris)	579	83,811
Vestas Wind Systems A/S	135	31,938

		193,275

Industrial Conglomerates — 0.3%
3M Co.	50	8,739

Company	Shares	U.S. $ Value
Industrial Conglomerates (Continued)
Honeywell International, Inc.	128	$27,226
Siemens AG (REG)	150	21,569

		57,534

Machinery — 1.7%
Alstom SA(a)	274	15,631
Caterpillar, Inc.	188	34,220
Deere & Co.	109	29,326
Dover Corp.	543	68,554
Illinois Tool Works, Inc.	228	46,485
Middleby Corp. (The)	126	16,244
Oshkosh Corp.	378	32,534
Volvo AB — Class B(a)	1,740	41,267
Xylem, Inc./NY	782	79,600

		363,861

Professional Services — 0.8%
Recruit Holdings Co., Ltd.	1,600	67,211
RELX PLC	650	15,909
Robert Half International, Inc.	1,407	87,909

		171,029

Road & Rail — 0.7%
Canadian National Railway Co.	263	28,889
CSX Corp.	489	44,377
Knight-Swift Transportation Holdings, Inc.	640	26,765
Norfolk Southern Corp.	114	27,087
Union Pacific Corp.	162	33,731

		160,849

Trading Companies & Distributors — 0.2%
AerCap Holdings NV(a)	635	28,943
United Rentals, Inc.(a)	36	8,349

		37,292

Total Industrials		1,497,526

Communication Services — 5.3%

Diversified Telecommunication Services — 1.6%
AT&T, Inc.	2,726	78,400
Charter Communications, Inc. — Class A(a)	13	8,600
Comcast Corp. — Class A	1,260	66,024
Deutsche Telekom AG (REG)	2,240	40,988
Nippon Telegraph & Telephone Corp.	2,400	61,587
Verizon Communications, Inc.	1,293	75,964

		331,563

Entertainment — 0.9%
Activision Blizzard, Inc.	480	44,568
Electronic Arts, Inc.	107	15,365
Netflix, Inc.(a)	45	24,333
Nintendo Co., Ltd.	100	64,201
Walt Disney Co. (The)(a)	213	38,591

		187,058

Interactive Media & Services — 2.7%
Alphabet, Inc. — Class A(a)	97	170,006
Alphabet, Inc. — Class C(a)	105	183,948
Facebook, Inc. — Class A(a)	721	196,948
Z Holdings Corp.	5,400	32,680

		583,582

FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2020

Company	Shares	U.S. $ Value
Wireless Telecommunication Services — 0.1%
SoftBank Group Corp.	400	$31,057

Total Communication Services		1,133,260

Consumer Staples — 4.1%

Beverages — 0.5%
Asahi Group Holdings Ltd.	300	12,356
Carlsberg AS — Class B	99	15,894
Coca-Cola Co. (The)	820	44,969
PepsiCo, Inc.	276	40,931

		114,150

Food & Staples Retailing — 0.8%
Costco Wholesale Corp.	65	24,491
Koninklijke Ahold Delhaize NV	2,012	56,849
Walmart, Inc.	585	84,328

		165,668

Food Products — 1.1%
Danone SA	200	13,182
Hain Celestial Group, Inc. (The)(a)	722	28,988
Kerry Group PLC — Class A	140	20,366
Nestle SA (REG)	624	73,877
Nichirei Corp.	1,000	28,103
Nomad Foods Ltd.	1,082	27,504
Salmar ASA	328	19,245
WH Group Ltd.	38,500	32,278

		243,543

Household Products — 0.7%
Colgate-Palmolive Co.	351	30,014
Procter & Gamble Co. (The)	404	56,213
Reckitt Benckiser Group PLC	259	23,107
Unicharm Corp.	800	37,944

		147,278

Personal Products — 0.3%
L’Oreal SA	102	38,979
Unilever PLC	180	10,791
Unilever PLC/Netherlands	337	20,437

		70,207

Tobacco — 0.7%
Altria Group, Inc.	1,089	44,649
British American Tobacco PLC	1,210	44,918
Philip Morris International, Inc.	650	53,813

		143,380

Total Consumer Staples		884,226

Materials — 3.2%

Chemicals — 2.2%
BASF SE	542	42,920
Chr Hansen Holding A/S	289	29,904
Ecolab, Inc.	60	12,982
International Flavors & Fragrances, Inc.	123	13,387
Koninklijke DSM NV	476	81,986
Linde PLC	170	44,797
LyondellBasell Industries NV—Class A	391	35,839
Shin-Etsu Chemical Co., Ltd.	300	52,660
Tosoh Corp.	4,500	70,315
Trinseo SA	964	49,366
Westlake Chemical Corp.	310	25,296

		459,452

Company	Shares	U.S. $ Value
Metals & Mining — 1.0%
Agnico Eagle Mines Ltd.	165	$11,603
BHP Group Ltd.	1,576	51,542
BlueScope Steel Ltd.	2,020	27,304
Northern Star Resources Ltd.	1,616	15,809
Reliance Steel & Aluminum Co.	254	30,416
Rio Tinto PLC	510	38,374
South32 Ltd.	25,710	49,181

		224,229

Total Materials		683,681

Utilities — 1.3%

Electric Utilities — 1.0%
American Electric Power Co., Inc.	230	19,152
EDP-Energias de Portugal SA	2,648	16,646
Enel SpA	8,101	82,554
Iberdrola SA	4,114	59,212
NextEra Energy, Inc.	560	43,204

		220,768

Multi-Utilities — 0.1%
Suez SA	1,040	20,644

Water Utilities — 0.2%
American Water Works Co., Inc.	89	13,659
Essential Utilities, Inc.	325	15,369

		29,028

Total Utilities		270,440

Energy — 1.2%

Oil, Gas & Consumable Fuels — 1.2%
Chevron Corp.	365	30,824
Enbridge, Inc.	1,297	41,445
Exxon Mobil Corp.	509	20,981
Repsol SA	6,929	69,912
Royal Dutch Shell PLC — Class A	1,867	32,916
Royal Dutch Shell PLC — Class B	1,966	33,308
Siemens Energy AG	209	7,671
TOTAL SE	631	27,278

Total Energy		264,335

Real Estate — 0.9%

Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.	85	19,079
Americold Realty Trust	369	13,775
Medical Properties Trust, Inc.	701	15,275
MGM Growth Properties LLC — Class A	765	23,944
Mid-America Apartment Communities, Inc.	110	13,936
Omega Healthcare Investors, Inc.	433	15,727
SBA Communications Corp.	40	11,285

		113,021

Real Estate Management & Development — 0.3%
Aroundtown SA	5,176	38,759
CBRE Group, Inc. — Class A(a)	310	19,443
Vonovia SE	120	8,774

		66,976

Total Real Estate		179,997

Total Common Stocks (cost $9,484,049)		12,775,118

FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2020

	Principal Amount (000)	U.S. $ Value
GOVERNMENTS – TREASURIES — 18.8%

LONG-TERM DEBT SECURITIES — 40.1%

United States – 18.8%
U.S. Treasury Bonds
1.25%, 05/15/2050	$20	$18,516
1.375%, 08/15/2050	27	25,564
1.625%, 11/15/2050	27	26,492
2.00%, 02/15/2050	19	20,642
2.25%, 08/15/2046	138	157,486
2.50%, 05/15/2046	7	8,844
2.75%, 08/15/2042	10	12,394
2.875%, 05/15/2043-11/15/2046	25	31,946
3.00%, 05/15/2042-05/15/2047	262	339,323
3.625%, 02/15/2044	7	9,909
4.375%, 02/15/2038	48	71,317
4.50%, 02/15/2036-08/15/2039	75	113,451
4.625%, 02/15/2040	72	112,163
7.125%, 02/15/2023	85	97,484
U.S. Treasury Notes 0.125%, 04/30/2022-05/31/2022	472	472,074
0.25%, 05/31/2025-08/31/2025	276	275,341
0.375%, 03/31/2022-11/30/2025	654	655,344
0.625%, 05/15/2030	29	28,650
0.875%, 11/15/2030	31	30,893
1.125%, 02/28/2025	80	82,502
1.50%, 11/30/2024	52	54,527
1.625%, 10/31/2023-08/15/2029	129	135,348
1.75%, 05/31/2022-11/15/2029	867	894,311
2.00%, 08/15/2025	195	210,052
2.375%, 05/15/2029	5	5,651
2.50%, 08/15/2023	121	128,449
2.875%, 08/15/2028	5	5,808

Total Governments — Treasuries		4,024,481

CORPORATES – INVESTMENT GRADE — 10.8%(b)

Industrial — 7.9%

Basic — 0.3%
DuPont de Nemours, Inc. 4.205%, 11/15/2023	15	16,562
4.493%, 11/15/2025	15	17,525
Eastman Chemical Co. 3.80%, 03/15/2025	8	8,899
Glencore Funding LLC 4.125%, 05/30/2023	4	4,317
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027	6	6,182
Suzano Austria GmbH 3.75%, 01/15/2031	3	3,189

		56,674

Capital Goods — 0.3%
General Electric Co. 3.375%, 03/11/2024	20	21,677
3.45%, 05/01/2027	13	14,654
Raytheon Technologies Corp. 3.95%, 08/16/2025	19	21,785

		58,116

	Principal Amount (000)	U.S. $ Value
Communications – Media — 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.80%, 03/01/2050	$3	$3,563
5.125%, 07/01/2049	4	4,870
Comcast Corp. 3.45%, 02/01/2050	8	9,398
4.15%, 10/15/2028	20	23,986
Cox Communications, Inc. 2.95%, 06/30/2023	11	11,580
Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030	30	37,345
Time Warner Cable LLC 4.50%, 09/15/2042	10	11,651
ViacomCBS, Inc. 3.375%, 02/15/2028	6	6,740
4.95%, 01/15/2031	5	6,274
Walt Disney Co. (The) 2.75%, 09/01/2049	9	9,484

		124,891

Communications – Telecommunications — 0.3%
Telefonica Emisiones SA 5.462%, 02/16/2021	10	10,057
Verizon Communications, Inc. 3.00%, 03/22/2027	5	5,541
4.862%, 08/21/2046	15	20,150
Vodafone Group PLC 3.75%, 01/16/2024	33	36,076

		71,824

Consumer Cyclical – Automotive — 0.5%
General Motors Co. 6.125%, 10/01/2025	5	6,071
6.80%, 10/01/2027	5	6,432
General Motors Financial Co., Inc. 2.70%, 08/20/2027	10	10,573
4.30%, 07/13/2025	5	5,607
5.10%, 01/17/2024	20	22,379
5.25%, 03/01/2026	4	4,703
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025	24	25,977
Lear Corp. 3.50%, 05/30/2030	5	5,463
3.80%, 09/15/2027	23	25,753

		112,958

Consumer Cyclical – Other — 0.3%
Las Vegas Sands Corp. 2.90%, 06/25/2025	16	16,759
3.20%, 08/08/2024	23	24,389
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025	15	17,550

		58,698

Consumer Cyclical – Retailers — 0.4%
Advance Auto Parts, Inc. 1.75%, 10/01/2027	6	6,116
3.90%, 04/15/2030	29	33,410

FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2020

	Principal Amount (000)	U.S. $ Value
Consumer Cyclical – Retailers (Continued)
AutoNation, Inc. 4.75%, 06/01/2030	$2	$2,409
Ralph Lauren Corp. 2.95%, 06/15/2030	25	27,066
Ross Stores, Inc. 4.70%, 04/15/2027	20	23,645

		92,646

Consumer Non-Cyclical — 1.9%
AbbVie, Inc. 2.95%, 11/21/2026	13	14,396
4.875%, 11/14/2048	9	12,238
Ahold Finance USA LLC 6.875%, 05/01/2029	24	33,346
Altria Group, Inc. 3.40%, 05/06/2030	20	22,350
4.80%, 02/14/2029	5	5,995
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060	8	10,288
5.55%, 01/23/2049	20	28,366
AstraZeneca PLC 6.45%, 09/15/2037	10	15,358
Banner Health 1.897%, 01/01/2031	8	8,110
Baptist Healthcare System Obligated Group Series 20B 3.54%, 08/15/2050	11	12,265
BAT Capital Corp. 2.259%, 03/25/2028	26	26,887
2.726%, 03/25/2031	5	5,176
4.70%, 04/02/2027	10	11,791
Biogen, Inc. 4.05%, 09/15/2025	24	27,501
Cigna Corp. 3.40%, 03/01/2027	23	25,973
3.75%, 07/15/2023	5	5,400
4.125%, 11/15/2025	10	11,504
4.375%, 10/15/2028	10	12,074
CommonSpirit Health 1.547%, 10/01/2025	8	8,230
CVS Health Corp. 4.30%, 03/25/2028	6	7,112
5.05%, 03/25/2048	10	13,520
Laboratory Corp. of America Holdings 3.60%, 02/01/2025	10	11,058
Reynolds American, Inc. 5.85%, 08/15/2045	12	15,288
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	29	32,431
Sutter Health Series 20A 2.294%, 08/15/2030	17	17,720
Utah Acquisition Sub, Inc. 3.95%, 06/15/2026	15	17,164
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030	4	4,534

		416,075

	Principal Amount (000)	U.S. $ Value
Energy — 1.8%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027	$25	$28,084
Boardwalk Pipelines LP 3.40%, 02/15/2031	9	9,364
BP Capital Markets America, Inc. 3.194%, 04/06/2025	9	9,899
Energy Transfer Operating LP 3.75%, 05/15/2030	21	22,631
4.75%, 01/15/2026	20	22,649
5.50%, 06/01/2027	10	11,718
Exxon Mobil Corp. 1.571%, 04/15/2023	15	15,442
2.992%, 03/19/2025	10	10,949
Husky Energy, Inc. 4.40%, 04/15/2029	22	24,493
Kinder Morgan Energy Partners LP 3.95%, 09/01/2022	36	37,778
4.15%, 03/01/2022	11	11,469
Marathon Oil Corp. 3.85%, 06/01/2025	20	21,434
Marathon Petroleum Corp. 5.125%, 12/15/2026	4	4,771
Noble Energy, Inc. 3.90%, 11/15/2024	21	23,343
ONEOK, Inc. 4.00%, 07/13/2027	21	23,391
6.35%, 01/15/2031	6	7,703
Ovintiv Exploration, Inc. 5.625%, 07/01/2024	8	8,561
Phillips 66 4.30%, 04/01/2022	21	22,009
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/2024	13	13,882
4.50%, 12/15/2026	5	5,604
Shell International Finance BV 3.25%, 04/06/2050	16	18,130
Sunoco Logistics Partners Operations LP 4.00%, 10/01/2027	15	16,401
TransCanada PipeLines Ltd. 2.431% (LIBOR 3 Month + 2.21%), 05/15/2067(c)	13	10,225
Valero Energy Corp. 2.70%, 04/15/2023	8	8,354
Williams Cos., Inc. (The) 3.90%, 01/15/2025	6	6,666

		394,950

Services — 0.3%
Booking Holdings, Inc. 4.625%, 04/13/2030	21	26,044
eBay, Inc. 3.80%, 03/09/2022	8	8,295
Mastercard, Inc. 3.30%, 03/26/2027	6	6,846
3.85%, 03/26/2050	10	12,925

		54,110

FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2020

	Principal Amount (000)	U.S. $ Value
Technology — 1.1%
Apple, Inc. 2.40%, 08/20/2050	$18	$18,365
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028	8	8,806
Broadcom, Inc. 4.11%, 09/15/2028	10	11,438
4.15%, 11/15/2030	16	18,501
5.00%, 04/15/2030	14	17,027
Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	25	29,258
Infor, Inc. 1.75%, 07/15/2025	7	7,260
Micron Technology, Inc. 4.185%, 02/15/2027	23	26,916
5.327%, 02/06/2029	18	22,542
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025	3	3,225
Oracle Corp. 2.50%, 04/01/2025	15	16,119
3.60%, 04/01/2050	26	30,351
VMware, Inc. 4.50%, 05/15/2025	20	22,910

		232,718

Transportation – Airlines — 0.1%
Southwest Airlines Co. 5.25%, 05/04/2025	16	18,548

Total Industrial		1,692,208

Financial Institutions — 2.5%

Banking — 1.8%
American Express Co. Series C 3.502%, 03/15/2021(c)(d)	4	3,919
Bank of America Corp. 5.00%, 05/13/2021	10	10,169
Series L
3.95%, 04/21/2025	66	74,366
Series X
6.25%, 09/05/2024(d)	16	17,754
Series Z
6.50%, 10/23/2024(d)	6	6,865
Bank of New York Mellon Corp. (The)
Series E
3.659%, 03/20/2021(c)(d)	19	19,009
Series G
4.70%, 09/20/2025(d)	2	2,205
Capital One Financial Corp. 2.60%, 05/11/2023	7	7,337
3.30%, 10/30/2024	25	27,477
4.75%, 07/15/2021	25	25,579
Citigroup, Inc. 4.45%, 09/29/2027	19	22,441
Series R
4.699%, 02/15/2021(c)(d)	9	9,012
Series W
4.00%, 12/10/2025(d)	8	8,218

	Principal Amount (000)	U.S. $ Value
Banking (Continued)
Fifth Third Bancorp 3.50%, 03/15/2022	$12	$12,419
Series L
4.50%, 09/30/2025(d)	5	5,336
JPMorgan Chase & Co. 2.083%, 04/22/2026	19	20,054
Series V
3.558%, 04/01/2021(c)(d)	10	9,813
Morgan Stanley 3.591%, 07/22/2028	23	26,250
5.00%, 11/24/2025	5	5,970
State Street Corp. 2.901%, 03/30/2026	2	2,178
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)	17	19,417
US Bancorp Series J 5.30%, 04/15/2027(d)	12	13,495
Wells Fargo & Co. 2.188%, 04/30/2026	7	7,368
3.75%, 01/24/2024	15	16,368
Series G
4.30%, 07/22/2027	9	10,554

		383,573

Brokerage — 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(d)	12	13,358

Finance — 0.2%
Air Lease Corp. 2.875%, 01/15/2026	5	5,290
3.625%, 04/01/2027	2	2,155
Aviation Capital Group LLC 4.375%, 01/30/2024	4	4,221
5.50%, 12/15/2024	21	23,191
Synchrony Financial 4.50%, 07/23/2025	19	21,384

		56,241

Insurance — 0.3%
Alleghany Corp. 3.625%, 05/15/2030	22	24,900
Anthem, Inc. 3.30%, 01/15/2023	11	11,643
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077	13	18,139
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070	6	6,699
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039	5	8,662

		70,043

REITS — 0.1%
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023	3	3,163

FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2020

	Principal Amount (000)	U.S. $ Value
REITS (Continued)
Rexford Industrial Realty LP 2.125%, 12/01/2030	$19	$19,076

		22,239

Total Financial Institutions		545,454

Utility — 0.4%

Electric — 0.4%
Berkshire Hathaway Energy Co. 6.125%, 04/01/2036	25	36,917
Enel Chile SA 4.875%, 06/12/2028	12	14,141
Exelon Corp. 5.10%, 06/15/2045	10	13,541
Kentucky Utilities Co. 3.30%, 06/01/2050	8	9,064
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025	5	5,412

Total Utility		79,075

Total Corporates — Investment Grade		2,316,737

MORTGAGE PASS-THROUGHS — 7.3%

Agency Fixed Rate 30-Year — 6.8%
Federal Home Loan Mortgage Corp.
Series 2019
3.50%, 10/01/2049-11/01/2049	20	22,036
Series 2020
3.50%, 01/01/2050	36	39,529
Federal Home Loan Mortgage Corp. Gold
Series 2007
5.50%, 07/01/2035	4	4,360
Series 2016
4.00%, 02/01/2046	24	26,646
Series 2017
4.00%, 07/01/2044	20	22,393
Series 2018
4.00%, 12/01/2048	15	15,707
4.50%, 10/01/2048-11/01/2048	56	60,905
5.00%, 11/01/2048	21	22,969
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033-07/01/2033	13	14,674
Series 2004
5.50%, 04/01/2034-01/01/2035	15	17,065
Series 2010
4.00%, 12/01/2040	11	12,341
Series 2012
3.50%, 02/01/2042-01/01/2043	75	81,470
Series 2013
3.50%, 04/01/2043	36	39,728
4.00%, 10/01/2043	43	47,597
Series 2015
3.00%, 02/01/2045	8	8,232
Series 2016
3.00%, 12/01/2046	137	144,256
Series 2018
3.50%, 05/01/2048	95	103,699

	Principal Amount (000)	U.S. $ Value
Agency Fixed Rate 30-Year (Continued)
4.00%, 08/01/2048-12/01/2048	$53	$56,961
4.50%, 09/01/2048	63	68,944
Series 2019
3.50%, 11/01/2049	24	26,518
4.00%, 06/01/2049	33	36,074
Series 2020
3.50%, 01/01/2050	35	37,651
Government National Mortgage Association Series 2016 3.00%, 12/20/2046	29	30,881
Uniform Mortgage-Backed Security Series 2021 1.50%, 01/01/2051, TBA	135	136,398
2.00%, 01/01/2051, TBA	85	88,297
2.50%, 01/01/2051, TBA	267	281,738

		1,447,069

Agency Fixed Rate 15-Year — 0.5%
Federal Home Loan Mortgage Corp. Series 2016 2.50%, 08/01/2031	28	29,031
Federal National Mortgage Association Series 2016 2.50%, 04/01/2031-01/01/2032	77	80,265

		109,296

Total Mortgage Pass-Throughs		1,556,365

AGENCIES — 1.7%

Agency Debentures — 1.7%
Federal Home Loan Bank 1.375%, 02/17/2023	20	20,518
2.50%, 02/13/2024	20	21,438
Federal National Mortgage Association
6.25%, 05/15/2029	70	99,752
6.625%, 11/15/2030	145	219,491

Total Agencies		361,199

LOCAL GOVERNMENTS – US MUNICIPAL BONDS — 0.5%

United States — 0.5%
City of New York Series 2021D 1.923%, 08/01/2031(e)	10	10,215
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023	10	10,149
State Board of Administration Finance Corp. Series 2020A 1.705%, 07/01/2027	16	16,608
State of California 5.70%, 11/01/2021	15	15,677
Series 2010
7.625%, 03/01/2040	25	43,388
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035	10	10,069

Total Local Governments — US Municipal Bonds		106,106

FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2020

	Principal Amount (000)	U.S. $ Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%

Non-Agency Fixed Rate CMBS — 0.5%
Commercial Mortgage Trust Series 2015-PC1, Class A5 3.902%, 07/10/2050	$38	$42,725
UBS Commercial Mortgage Trust Series 2018-C10, Class A3 4.048%, 05/15/2051	20	23,122
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045	30	31,097

Total Commercial Mortgage-Backed Securities		96,944

INFLATION-LINKED SECURITIES — 0.4%

United States — 0.4%
U.S. Treasury Inflation Index 0.375%, 07/15/2025 (TIPS)	68	81,630

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%

Non-Agency Fixed Rate — 0.1%
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.649%, 07/25/2036	18	14,900

ASSET-BACKED SECURITIES — 0.0%

Home Equity Loans – Floating Rate — 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.273%, 12/25/2032(c)	3	3,400

Company	Shares	U.S. $ Value
Total Long-Term Debt Securities (amortized cost $7,966,935)		8,561,762

RIGHTS — 0.0%

Energy — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
Repsol SA, expiring 01/08/2021 (cost $2,598)	6,929	2,380

	Principal Amount (000)
SHORT-TERM INVESTMENTS — 1.9%

U.S. Treasury Bills — 1.9%
U.S. Treasury Bill Zero Coupon, 01/12/2021	$411	411,391

Company	Principal Amount (000)	U.S. $ Value
SHORT-TERM MUNICIPAL NOTES — 0.0%
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2020B, 5.00%, 03/31/2021	$5	$5,055

Total Short-Term Investments (cost $416,446)		416,446

Total Investments — 101.8%
(cost $17,870,028)		21,755,706
Other assets less liabilities — (1.8)%		(406,561)

Net Assets — 100.0%		$21,349,145

(a)	Non-income producing security.
(b)	Classification of investment grade and non-investment grade is unaudited.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2020.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	When-Issued or delayed delivery security.

Glossary:

CMBS — Commercial Mortgage-Backed Securities

REG — Registered Shares

REIT — Real Estate Investment Trust

TBA — To Be Announced

TIPS — Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

FSA-14

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Concluded)

DECEMBER 31, 2020

% of Total Investments*	Country Diversification
78.8%	United States
4.9%	Japan
2.8%	United Kingdom
1.9%	France
1.6%	Germany
1.5%	Australia
1.4%	Netherlands
1.3%	Switzerland
1.2%	Denmark
0.8%	Canada
0.7%	Spain
0.5%	Hong Kong
0.5%	Ireland
2.1%	Other

100.0%

The accompanying notes are an integral part of these financial statements.

*	All data are as of December 31, 2020. The Fund’s country breakdown is expressed as a percentage of each Portfolio’s long-term investments and may vary over time. "Other" country weightings represent 0.4% or less in the following countries: Austria, Belgium, Brazil, Chile, Israel, Italy, Macau, Norway, Portugal, Singapore and Sweden.

FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

Assets:
Investments (Notes 2 and 3):
Common stocks — at fair value (cost: $46,945,665)	$102,680,227
Cash	619,705
Due from Equitable Financial’s General Account	741,603
Receivable for investment securities sold	607,270
Dividends receivable	34,879
Variation margin due from broker	6,157
Fees receivable from Contractowners	5,956

Total assets	104,695,797

Liabilities:
Payable from investments securities purchased	170,328
Asset management fee payable	19,354
Accrued custody and bank fees	3,596
Accrued expenses	56,679

Total liabilities	249,957

Net Assets Attributable to Contractowners or in Accumulation	$104,445,840

Amount retained by Equitable Financial in Separate Account No. 4	$1,351,187
Net assets attributable to contractowners	48,899,796
Net assets allocated to contracts in payout period	54,194,857

Net Assets	$104,445,840

	Units Outstanding	Unit Values
Institutional	1,299	$44,204.78
RIA	1,011	4,068.32
MRP	26,488	1,559.94
EPP	383	4,221.28

The accompanying notes are an integral part of these financial statements.

FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2020

Investment Income (Note 2):
Dividends	$934,084

Total investment income	934,084

Expenses (Note 6):
Investment management fees	(124,102)
Custody and bank fees	(17,605)
Other operating expenses	(56,204)

Total expenses	(197,911)

Net Investment Income (Loss)	736,173

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Note 2):
Net realized gain (loss) from investments	18,742,532
Net realized gain (loss) on futures contracts	131,731
Change in unrealized appreciation (depreciation) of investments	11,747,894
Change in unrealized appreciation (depreciation) on futures contracts	4,810

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	30,626,967

Net Increase (Decrease) in Net Assets Attributable to Operations	$31,363,140

The accompanying notes are an integral part of these financial statements.

FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
From Operations:
Net Investment Income (Loss)	$736,173	$887,734
Net realized gain (loss) on investments and futures contracts	18,874,263	10,240,253
Net change in unrealized appreciation (depreciation) of investments and futures contracts	11,752,704	14,622,084

Net increase (decrease) in assets attributable to operations	31,363,140	25,750,071

From Contractowners Transactions:
Contributions	10,350,323	2,694,822
Withdrawals	(28,520,528)	(13,105,485)
Asset management fees (Note 6)	(71,223)	(65,607)
Administrative fees (Note 6)	(279,541)	(270,701)

Net increase (decrease) in net assets attributable to contractowners transactions	(18,520,969)	(10,746,971)

Net increase (decrease) in net assets attributable to Equitable Financial’s transactions	452,637	244,477

Increase (Decrease) in Net Assets	13,294,808	15,247,577
Net Assets Attributable to Contractowners or in Accumulation — Beginning of Year	91,151,032	75,903,455

Net Assets Attributable to Contractowners or in Accumulation — End of Year	$104,445,840	$91,151,032

The accompanying notes are an integral part of these financial statements.

FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2020

Company	Shares	U.S. $ Value
COMMON STOCKS — 98.3%

Information Technology — 44.1%

Communications Equipment — 0.1%
Arista Networks, Inc.(a)	280	$81,360
CommScope Holding Co., Inc.(a)	20	268
Lumentum Holdings, Inc.(a)	40	3,792
Motorola Solutions, Inc.	100	17,006
Ubiquiti, Inc.	40	11,140

		113,566

Electronic Equipment, Instruments & Components — 0.5%
Allegro MicroSystems, Inc.(a)	17	453
Amphenol Corp. — Class A	950	124,232
CDW Corp./DE	786	103,587
Cognex Corp.	920	73,862
Coherent, Inc.(a)	110	16,502
Dolby Laboratories, Inc. — Class A	40	3,885
IPG Photonics Corp.(a)	10	2,238
Jabil, Inc.	110	4,678
Keysight Technologies, Inc.(a)	320	42,269
Zebra Technologies Corp. — Class A(a)	280	107,613

		479,319

IT Services — 8.5%
Accenture PLC — Class A	3,565	931,214
Akamai Technologies, Inc.(a)	720	75,593
Automatic Data Processing, Inc.	2,025	356,805
BigCommerce Holdings, Inc.(a)	34	2,181
Black Knight, Inc.(a)	840	74,214
Booz Allen Hamilton Holding Corp.	745	64,949
Broadridge Financial Solutions, Inc.	620	94,984
CACI International, Inc. — Class A(a)	20	4,987
Cognizant Technology Solutions Corp. — Class A	175	14,341
EPAM Systems, Inc.(a)	310	111,088
Fastly, Inc. — Class A(a)	410	35,822
Fiserv, Inc.(a)	920	104,751
FleetCor Technologies, Inc.(a)	434	118,408
Gartner, Inc.(a)	460	73,687
Genpact Ltd.	380	15,717
Globant SA(a)	220	47,874
GoDaddy, Inc. — Class A(a)	920	76,314
Jack Henry & Associates, Inc.	300	48,597
Leidos Holdings, Inc.	70	7,358
Mastercard, Inc. — Class A	4,910	1,752,575
MongoDB, Inc.(a)	290	104,122
Okta, Inc.(a)	630	160,184
Paychex, Inc.	1,395	129,986
PayPal Holdings, Inc.(a)	6,530	1,529,326
Science Applications International Corp.	40	3,786
Square, Inc. — Class A(a)	2,073	451,168
StoneCo Ltd. — Class A(a)	1,100	92,312
Switch, Inc. — Class A	419	6,859
Twilio, Inc. — Class A(a)	670	226,795
VeriSign, Inc.(a)	300	64,920
Visa, Inc. — Class A	9,420	2,060,436
Western Union Co. (The) — Class W	415	9,105
WEX, Inc.(a)	20	4,071

		8,854,529

Company	Shares	U.S. $ Value
Semiconductors & Semiconductor Equipment — 6.3%
Advanced Micro Devices, Inc.(a)	6,170	$565,851
Analog Devices, Inc.	204	30,137
Applied Materials, Inc.	5,110	440,993
Broadcom, Inc.	2,077	909,414
Enphase Energy, Inc.(a)	550	96,508
Entegris, Inc.	690	66,309
Inphi Corp.(a)	230	36,908
KLA Corp.	860	222,663
Lam Research Corp.	820	387,261
Maxim Integrated Products, Inc.	450	39,893
Microchip Technology, Inc.	1,025	141,604
MKS Instruments, Inc.	180	27,081
Monolithic Power Systems, Inc.	270	98,882
NVIDIA Corp.	3,320	1,733,704
QUALCOMM, Inc.	6,241	950,754
SolarEdge Technologies, Inc.(a)	270	86,162
Teradyne, Inc.	920	110,299
Texas Instruments, Inc.	2,520	413,608
Universal Display Corp.	240	55,152
Xilinx, Inc.	1,340	189,972

		6,603,155

Software — 17.2%
2U, Inc.(a)	80	3,201
Adobe, Inc.(a)	2,690	1,345,323
Alteryx, Inc. — Class A(a)	260	31,665
Anaplan, Inc.(a)	710	51,013
ANSYS, Inc.(a)	505	183,719
Aspen Technology, Inc.(a)	320	41,680
Atlassian Corp. PLC — Class A(a)	700	163,709
Autodesk, Inc.(a)	810	247,325
Avalara, Inc.(a)	430	70,903
Bill.com Holdings, Inc.(a)	364	49,686
Cadence Design Systems, Inc.(a)	1,520	207,374
CDK Global, Inc.	40	2,073
Ceridian HCM Holding, Inc.(a)	440	46,886
Citrix Systems, Inc.	140	18,214
Cloudflare, Inc. — Class A(a)	590	44,834
Coupa Software, Inc.(a)	390	132,175
Crowdstrike Holdings, Inc. — Class A(a)	590	124,974
Datadog, Inc. — Class A(a)	840	82,690
Datto Holding Corp.(a)	16	432
DocuSign, Inc.(a)	1,000	222,300
Dropbox, Inc. — Class A(a)	1,340	29,735
Duck Creek Technologies, Inc.(a)	61	2,641
Elastic NV(a)	333	48,661
Everbridge, Inc.(a)	150	22,360
Fair Isaac Corp.(a)	170	86,877
FireEye, Inc.(a)	240	5,534
Five9, Inc.(a)	310	54,064
Fortinet, Inc.(a)	730	108,427
Guidewire Software, Inc.(a)	40	5,149
HubSpot, Inc.(a)	240	95,146
Intuit, Inc.	1,390	527,991
Jamf Holding Corp.(a)	49	1,466
JFrog Ltd.(a)	13	817
Manhattan Associates, Inc.(a)	275	28,924
McAfee Corp.	53	885
Medallia, Inc.(a)	437	14,517
Microsoft Corp.(b)	41,830	9,303,829

FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2020

Company	Shares	U.S. $ Value
Software (Continued)
nCino, Inc.(a)	28	$2,027
New Relic, Inc.(a)	250	16,350
NortonLifeLock, Inc.	3,030	62,963
Nutanix, Inc. — Class A(a)	1,070	34,101
Oracle Corp.	9,229	597,024
PagerDuty, Inc.(a)	350	14,595
Palo Alto Networks, Inc.(a)	510	181,249
Paycom Software, Inc.(a)	290	131,152
Paylocity Holding Corp.(a)	200	41,182
Pegasystems, Inc.	150	19,989
Pluralsight, Inc. — Class A(a)	460	9,642
Proofpoint, Inc.(a)	280	38,195
PTC, Inc.(a)	560	66,982
RealPage, Inc.(a)	400	34,896
RingCentral, Inc. — Class A(a)	460	174,326
salesforce.com, Inc.(a)	4,542	1,010,731
ServiceNow, Inc.(a)	1,072	590,061
Slack Technologies, Inc. — Class A(a)	2,090	88,282
Smartsheet, Inc. — Class A(a)	600	41,574
Splunk, Inc.(a)	880	149,503
SS&C Technologies Holdings, Inc.	220	16,005
Synopsys, Inc.(a)	765	198,319
Teradata Corp.(a)	430	9,662
Trade Desk, Inc. (The) — Class A(a)	250	200,250
Tyler Technologies, Inc.(a)	230	100,400
Unity Software, Inc.(a)	85	13,045
VMware, Inc. — Class A(a)	415	58,208
Workday, Inc. — Class A(a)	955	228,828
Zendesk, Inc.(a)	620	88,734
Zoom Video Communications, Inc. — Class A(a)	940	317,081
Zscaler, Inc.(a)	410	81,881

		18,024,436

Technology Hardware, Storage & Peripherals — 11.5%
Apple, Inc.	90,106	11,956,165
Dell Technologies, Inc. — Class C(a)	83	6,083
NetApp, Inc.	650	43,056
Pure Storage, Inc. — Class A(a)	760	17,184

		12,022,488

Total Information Technology		46,097,493

Consumer Discretionary — 16.7%

Auto Components — 0.0%
BorgWarner, Inc.	132	5,101

Automobiles — 2.9%
IAA, Inc.(a)	130	8,447
Tesla, Inc.(a)	4,250	2,999,098

		3,007,545

Distributors — 0.1%
Pool Corp.	225	83,813

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(a)	220	38,058
Chegg, Inc.(a)	650	58,714
H&R Block, Inc.	735	11,657

		108,429

Company	Shares	U.S. $ Value
Hotels, Restaurants & Leisure — 0.9%
Chipotle Mexican Grill, Inc. — Class A(a)	170	$235,741
Domino’s Pizza, Inc.	240	92,030
Las Vegas Sands Corp.	790	47,084
McDonald’s Corp.	588	126,173
Planet Fitness, Inc.(a)	210	16,302
Starbucks Corp.	3,755	401,710
Vail Resorts, Inc.	20	5,579
Wendy’s Co. (The)	960	21,043
Wynn Resorts Ltd.	90	10,155
Yum China Holdings, Inc.	140	7,993
Yum! Brands, Inc.	80	8,685

		972,495

Household Durables — 0.1%
NVR, Inc.(a)	20	81,597
Tempur Sealy International, Inc.(a)	750	20,250

		101,847

Internet & Direct Marketing Retail — 8.4%
Amazon.com, Inc.(a)	2,402	7,823,146
Booking Holdings, Inc.(a)	238	530,090
eBay, Inc.	3,335	167,584
Etsy, Inc.(a)	645	114,752
Expedia Group, Inc.	81	10,724
GrubHub, Inc.(a)	50	3,713
Wayfair, Inc. — Class A(a)	360	81,292

		8,731,301

Leisure Products — 0.1%
Mattel, Inc.(a)	1,090	19,020
Peloton Interactive, Inc.(a)	330	50,068
Polaris, Inc.	20	1,906

		70,994

Multiline Retail — 0.3%
Dollar General Corp.	1,385	291,266
Dollar Tree, Inc.(a)	596	64,392
Leslie’s, Inc.(a)	47	1,304
Ollie’s Bargain Outlet Holdings, Inc.(a)	220	17,989

		374,951

Specialty Retail — 2.7%
AutoZone, Inc.(a)	85	100,762
Best Buy Co., Inc.	190	18,960
Burlington Stores, Inc.(a)	335	87,619
CarMax, Inc.(a)	65	6,140
Carvana Co.(a)	320	76,653
Dynatrace, Inc.(a)	970	41,972
Five Below, Inc.(a)	265	46,370
Floor & Decor Holdings, Inc. — Class A(a)	480	44,568
Home Depot, Inc. (The)	3,020	802,172
Lowe’s Cos., Inc.	4,218	677,031
O’Reilly Automotive, Inc.(a)	430	194,605
Ross Stores, Inc.	1,565	192,198
TJX Cos., Inc. (The)	5,375	367,059
Tractor Supply Co.	635	89,268
Ulta Beauty, Inc.(a)	290	83,276
Vroom, Inc.(a)	107	4,384
Williams-Sonoma, Inc.	65	6,620

		2,839,657

FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2020

Company	Shares	U.S. $ Value
Textiles, Apparel & Luxury Goods — 1.1%
Lululemon Athletica, Inc.(a)	620	$215,778
NIKE, Inc. — Class B	6,808	963,128
VF Corp.	100	8,541

		1,187,447

Total Consumer Discretionary		17,483,580

Health Care — 13.3%

Biotechnology — 3.2%
AbbVie, Inc.	9,227	988,673
ACADIA Pharmaceuticals, Inc.(a)	600	32,076
Acceleron Pharma, Inc.(a)	230	29,426
Adaptive Biotechnologies Corp.(a)	411	24,303
Agios Pharmaceuticals, Inc.(a)	30	1,300
Alexion Pharmaceuticals, Inc.(a)	140	21,874
Alnylam Pharmaceuticals, Inc.(a)	620	80,581
Amgen, Inc.	3,220	740,343
Biogen, Inc.(a)	239	58,522
BioMarin Pharmaceutical, Inc.(a)	870	76,290
Bluebird Bio, Inc.(a)	150	6,491
Exact Sciences Corp.(a)	690	91,418
Exelixis, Inc.(a)	580	11,641
Global Blood Therapeutics, Inc.(a)	320	13,859
Incyte Corp.(a)	980	85,240
Ionis Pharmaceuticals, Inc.(a)	330	18,658
Iovance Biotherapeutics, Inc.(a)	750	34,800
Moderna, Inc.(a)	1,583	165,376
Neurocrine Biosciences, Inc.(a)	470	45,050
Regeneron Pharmaceuticals, Inc.(a)	540	260,879
Sage Therapeutics, Inc.(a)	20	1,730
Sarepta Therapeutics, Inc.(a)	420	71,606
Seagen, Inc.(a)	710	124,349
Vertex Pharmaceuticals, Inc.(a)	1,460	345,056

		3,329,541

Health Care Equipment & Supplies — 3.1%
Abbott Laboratories	3,700	405,113
ABIOMED, Inc.(a)	250	81,050
Align Technology, Inc.(a)	460	245,815
Avantor, Inc.(a)	2,738	77,075
Baxter International, Inc.	1,160	93,078
Cooper Cos., Inc. (The)	40	14,533
DexCom, Inc.(a)	540	199,649
Edwards Lifesciences Corp.(a)	3,420	312,006
Haemonetics Corp.(a)	250	29,687
Hill-Rom Holdings, Inc.	40	3,919
Hologic, Inc.(a)	990	72,102
ICU Medical, Inc.(a)	30	6,435
IDEXX Laboratories, Inc.(a)	500	249,935
Insulet Corp.(a)	360	92,027
Intuitive Surgical, Inc.(a)	660	539,946
Masimo Corp.(a)	270	72,463
Novocure Ltd.(a)	530	91,711
Penumbra, Inc.(a)	180	31,500
Quidel Corp.(a)	200	35,930
ResMed, Inc.	790	167,922
STERIS PLC	30	5,686
Stryker Corp.	630	154,375
Tandem Diabetes Care, Inc.(a)	300	28,704
Teleflex, Inc.	190	78,198

Company	Shares	U.S. $ Value
Health Care Equipment & Supplies (Continued)
Varian Medical Systems, Inc.(a)	60	$10,501
West Pharmaceutical Services, Inc.	400	113,324

		3,212,684

Health Care Providers & Services — 2.4%
Amedisys, Inc.(a)	200	58,666
AmerisourceBergen Corp. — Class A	340	33,238
Anthem, Inc.	350	112,382
Cardinal Health, Inc.	1,620	86,767
Centene Corp.(a)	936	56,188
Chemed Corp.	90	47,935
Cigna Corp.	523	108,878
DaVita, Inc.(a)	30	3,522
Encompass Health Corp.	210	17,365
Guardant Health, Inc.(a)	430	55,418
HCA Healthcare, Inc.	770	126,634
Humana, Inc.	300	123,081
Laboratory Corp. of America Holdings(a)	30	6,107
McKesson Corp.	650	113,048
Molina Healthcare, Inc.(a)	220	46,790
Oak Street Health, Inc.(a)	55	3,364
UnitedHealth Group, Inc.	4,390	1,539,485

		2,538,868

Health Care Technology — 0.4%
American Well Corp. — Class A(a)	128	3,242
Cerner Corp.	1,655	129,884
Change Healthcare, Inc.(a)	951	17,736
Teladoc Health, Inc.(a)	527	105,379
Veeva Systems, Inc. — Class A(a)	743	202,282

		458,523

Life Sciences Tools & Services — 1.4%
10X Genomics, Inc.(a)	300	42,480
Agilent Technologies, Inc.	130	15,404
Berkeley Lights, Inc.(a)	31	2,772
Bio-Techne Corp.	220	69,861
Bruker Corp.	200	10,826
Charles River Laboratories International, Inc.(a)	240	59,966
Illumina, Inc.(a)	840	310,800
IQVIA Holdings, Inc.(a)	380	68,084
Mettler-Toledo International, Inc.(a)	140	159,555
PerkinElmer, Inc.	110	15,785
PPD, Inc.(a)	736	25,186
PRA Health Sciences, Inc.(a)	250	31,360
Repligen Corp.(a)	300	57,489
Syneos Health, Inc.(a)	20	1,363
Thermo Fisher Scientific, Inc.	1,300	605,514
Waters Corp.(a)	10	2,474

		1,478,919

Pharmaceuticals — 2.8%
Bristol-Myers Squibb Co.	4,546	281,988
Eli Lilly & Co.	4,675	789,327
Horizon Therapeutics PLC(a)	970	70,956
Johnson & Johnson	1,960	308,465
Merck & Co., Inc.	12,310	1,006,958
Reata Pharmaceuticals, Inc. — Class A(a)	100	12,362
Royalty Pharma PLC	219	10,961
Zoetis, Inc.	2,370	392,235

		2,873,252

Total Health Care		13,891,787

FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2020

Company	Shares	U.S. $ Value
Communication Services — 11.0%

Diversified Telecommunication Services — 0.7%
Altice USA, Inc. — Class A(a)	1,600	$60,592
Cable One, Inc.	45	100,247
Charter Communications, Inc. — Class A(a)	767	507,409
Sirius XM Holdings, Inc.	3,810	24,270

		692,518

Entertainment — 2.1%
Activision Blizzard, Inc.	1,675	155,524
Electronic Arts, Inc.	175	25,130
Live Nation Entertainment, Inc.(a)	790	58,049
Netflix, Inc.(a)	2,398	1,296,671
Roku, Inc.(a)	635	210,833
Spotify Technology SA(a)	740	232,848
Take-Two Interactive Software, Inc.(a)	600	124,674
World Wrestling Entertainment, Inc. — Class A	245	11,772
Zynga, Inc. — Class A(a)	4,045	39,924

		2,155,425

Interactive Media & Services — 8.2%
Alphabet, Inc. — Class A(a)	1,315	2,304,722
Alphabet, Inc. — Class C(a)	1,283	2,247,662
Facebook, Inc. — Class A(a)	13,431	3,668,812
IAC/InterActiveCorp(a)	390	73,846
Match Group, Inc.(a)	1,237	187,024
Pinterest, Inc. — Class A(a)	1,820	119,938
Zillow Group, Inc. — Class A(a)	20	2,719
Zillow Group, Inc. — Class C(a)	80	10,384

		8,615,107

Media — 0.0%
Liberty Media Corp.-Liberty SiriusXM — Class A(a)	50	2,159
Liberty Media Corp.-Liberty SiriusXM —Class C(a)	90	3,916
Nexstar Media Group, Inc. — Class A	120	13,103

		19,178

Total Communication Services		11,482,228

Consumer Staples — 4.5%

Beverages — 1.8%
Boston Beer Co., Inc. (The) — Class A(a)	50	49,715
Brown-Forman Corp. — Class A	200	14,694
Brown-Forman Corp. — Class B	817	64,894
Coca-Cola Co. (The)	12,640	693,178
Monster Beverage Corp.(a)	2,030	187,734
PepsiCo, Inc.	5,657	838,933

		1,849,148

Food & Staples Retailing — 0.9%
Albertsons Cos., Inc.	53	932
Costco Wholesale Corp.	2,185	823,264
Grocery Outlet Holding Corp.(a)	208	8,164
Sprouts Farmers Market, Inc.(a)	536	10,774
Sysco Corp.	1,890	140,351

		983,485

Company	Shares	U.S. $ Value
Food Products — 0.3%
Beyond Meat, Inc.(a)	220	$27,500
Campbell Soup Co.	510	24,658
Hershey Co. (The)	610	92,921
Kellogg Co.	430	26,759
Lamb Weston Holdings, Inc.	140	11,024
McCormick & Co., Inc./MD	750	71,700
Pilgrim’s Pride Corp.(a)	80	1,569

		256,131

Household Products — 1.0%
Church & Dwight Co., Inc.	1,340	116,888
Clorox Co. (The)	480	96,922
Energizer Holdings, Inc.	230	9,701
Procter & Gamble Co. (The)	6,050	841,797
Reynolds Consumer Products, Inc. — Class I	69	2,073

		1,067,381

Personal Products — 0.3%
Estee Lauder Cos., Inc. (The) — Class A	1,120	298,133
Herbalife Nutrition Ltd.(a)	30	1,441

		299,574

Tobacco — 0.2%
Altria Group, Inc.	4,520	185,320

Total Consumer Staples		4,641,039

Industrials — 4.3%

Aerospace & Defense — 0.9%
Axon Enterprise, Inc.(a)	300	36,759
HEICO Corp.	193	25,553
HEICO Corp. — Class A	317	37,108
Huntington Ingalls Industries, Inc.	30	5,114
Lockheed Martin Corp.	1,390	493,422
Mercury Systems, Inc.(a)	200	17,612
Northrop Grumman Corp.	810	246,823
TransDigm Group, Inc.(a)	90	55,697
Virgin Galactic Holdings, Inc.(a)	300	7,119

		925,207

Air Freight & Logistics — 0.5%
CH Robinson Worldwide, Inc.	110	10,326
Expeditors International of Washington, Inc.	550	52,310
United Parcel Service, Inc. — Class B	2,630	442,892
XPO Logistics, Inc.(a)	30	3,576

		509,104

Building Products — 0.1%
Allegion PLC	290	33,750
Armstrong World Industries, Inc.	50	3,719
AZEK Co., Inc. (The)(a)	39	1,500
Carrier Global Corp.	1,650	62,238
Trex Co., Inc.(a)	640	53,581

		154,788

Commercial Services & Supplies — 0.3%
Cintas Corp.	455	160,824
Copart, Inc.(a)	1,135	144,429
MSA Safety, Inc.	20	2,988
Rollins, Inc.	1,065	41,610
Waste Management, Inc.	270	31,841

		381,692

FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2020

Company	Shares	U.S. $ Value
Construction & Engineering — 0.0%
frontdoor, Inc.(a)	80	$4,017
Quanta Services, Inc.	110	7,922

		11,939

Electrical Equipment — 0.2%
Array Technologies, Inc.(a)	24	1,036
BWX Technologies, Inc.	310	18,687
Generac Holdings, Inc.(a)	320	72,771
Rockwell Automation, Inc.	320	80,259
Vertiv Holdings Co.	1,200	22,404

		195,157

Industrial Conglomerates — 0.4%
3M Co.	2,048	357,970
Roper Technologies, Inc.	90	38,798

		396,768

Machinery — 0.3%
Allison Transmission Holdings, Inc.	380	16,389
Donaldson Co., Inc.	70	3,912
Graco, Inc.	440	31,834
Illinois Tool Works, Inc.	770	156,988
Lincoln Electric Holdings, Inc.	90	10,463
Nordson Corp.	230	46,218
Toro Co. (The)	500	47,420

		313,224

Professional Services — 0.6%
CoreLogic, Inc./United States	20	1,546
CoStar Group, Inc.(a)	230	212,585
Dun & Bradstreet Holdings, Inc.(a)	203	5,055
Equifax, Inc.	480	92,563
TransUnion	960	95,251
Verisk Analytics, Inc. — Class A	887	184,132

		591,132

Road & Rail — 0.8%
JB Hunt Transport Services, Inc.	110	15,032
Landstar System, Inc.	130	17,506
Old Dominion Freight Line, Inc.	430	83,927
Uber Technologies, Inc.(a)	5,900	300,900
Union Pacific Corp.	1,914	398,533

		815,898

Trading Companies & Distributors — 0.2%
Fastenal Co.	2,550	124,516
WW Grainger, Inc.	200	81,668

		206,184

Total Industrials		4,501,093

Financials — 1.9%

Capital Markets — 1.1%
Apollo Global Management, Inc.	450	22,041
Ares Management Corp. — Class A	530	24,937
Carlyle Group, Inc. (The)	50	1,572
Cboe Global Markets, Inc.	130	12,106
FactSet Research Systems, Inc.	210	69,825
Intercontinental Exchange, Inc.	1,070	123,360
LPL Financial Holdings, Inc.	19	1,980

Company	Shares	U.S. $ Value
Capital Markets (Continued)
MarketAxess Holdings, Inc.	240	$136,934
Moody’s Corp.	910	264,118
MSCI, Inc. — Class A	440	196,473
S&P Global, Inc.	800	262,984
T. Rowe Price Group, Inc.	320	48,445
Tradeweb Markets, Inc. — Class A	350	21,858
Virtu Financial, Inc. — Class A	270	6,796

		1,193,429

Consumer Finance — 0.0%
Credit Acceptance Corp.(a)	5	1,731
LendingTree, Inc.(a)	50	13,689
SLM Corp.	450	5,576

		20,996

Diversified Financial Services — 0.1%
IHS Markit Ltd.	1,170	105,101
Morningstar, Inc.	85	19,683

		124,784

Insurance — 0.7%
Alleghany Corp.	10	6,037
Aon PLC	1,260	266,200
Axis Capital Holdings Ltd.	40	2,016
Brown & Brown, Inc.	20	948
Erie Indemnity Co. — Class A	90	22,104
GoHealth, Inc.(a)	23	314
Lincoln National Corp.	130	6,540
Marsh & McLennan Cos., Inc.	2,190	256,230
Primerica, Inc.	120	16,072
Progressive Corp. (The)	930	91,958
RenaissanceRe Holdings Ltd.	80	13,266

		681,685

Thrifts & Mortgage Finance — 0.0%
Rocket Cos., Inc.(a)	235	4,752

Total Financials		2,025,646

Real Estate — 1.6%

Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	2,470	554,416
Americold Realty Trust	90	3,360
CoreSite Realty Corp.	110	13,781
Crown Castle International Corp.	2,158	343,532
Equinix, Inc.	524	374,230
Equity LifeStyle Properties, Inc.	360	22,810
Extra Space Storage, Inc.	470	54,454
Iron Mountain, Inc.	890	26,237
Public Storage	540	124,702
SBA Communications Corp.	90	25,392
Simon Property Group, Inc.	1,419	121,012

		1,663,926

Real Estate Management & Development — 0.0%
Brookfield Property REIT, Inc. — Class A	190	2,839

Total Real Estate		1,666,765

FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2020

Company	Shares	U.S. $ Value
Materials — 0.8%

Chemicals — 0.5%
Air Products & Chemicals, Inc.	130	$35,519
Ecolab, Inc.	246	53,224
FMC Corp.	100	11,493
NewMarket Corp.	40	15,932
RPM International, Inc.	580	52,652
Scotts Miracle-Gro Co. (The) — Class A	220	43,811
Sherwin-Williams Co. (The)	450	330,709
WR Grace & Co.	90	4,934

		548,274

Containers & Packaging — 0.2%
AMCOR PLC	1,280	15,065
Avery Dennison Corp.	190	29,471
Ball Corp.	1,660	154,679
Berry Global Group, Inc.(a)	210	11,800
Crown Holdings, Inc.(a)	70	7,014
Graphic Packaging Holding Co.	300	5,082

		223,111

Company	Shares	U.S. $ Value
Metals & Mining — 0.1%
Royal Gold, Inc.	250	$26,590

Total Materials		797,975

Energy — 0.1%

Oil, Gas & Consumable Fuels — 0.1%
Cheniere Energy, Inc.(a)	1,240	74,437
Equitrans Midstream Corp.	160	1,287

Total Energy		75,724

Utilities — 0.0%

Electric Utilities — 0.0%
NRG Energy, Inc.	450	16,897

Total Investments — 98.3% (cost $46,945,665)		102,680,227
Other assets less liabilities — 1.7%		1,765,613

Net Assets — 100.0%		$104,445,840

FUTURES

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
S&P 500 Index Mini	5	March 2021	$937,200	$17,944

The accompanying notes are an integral part of these financial statements.

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

Glossary:

REIT — Real Estate Investment Trust

FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS (Concluded)

DECEMBER 31, 2020

% of Total Investments*	Country Diversification
99.8%	United States
0.2%	Other

100.0%

The accompanying notes are an integral part of these financial statements.

*	All data are as of December 31, 2020. The Fund’s country breakdown is expressed as a percentage of long-term investments and may vary over time. “Other” country weightings represent 0.01% or less in the following countries: Argentina, Bermuda, Brazil, China and Israel.

FSA-25

SEPARATE ACCOUNT NO. 3 (POOLED)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

Assets:
Investments (Notes 2 and 3):
Common stocks — at fair value (cost: $16,163,667)		$26,103,535
Cash		1,567,948
Fees receivable from Contractowners		13,365

Total assets		27,684,848

Liabilities:
Asset management fee payable		27,355
Due to Equitable Financial’s General Account		6,250
Accrued custody and bank fees		1,374
Accrued expenses		1,799

Total liabilities		36,778

Net Assets Attributable to Contractowners or in Accumulation		$27,648,070

	Units Outstanding	Unit Values
Institutional	89	15,450.26
RIA	7,410	135.17
MRP	922,550	27.39

The accompanying notes are an integral part of these financial statements.

FSA-26

SEPARATE ACCOUNT NO. 3 (POOLED)

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2020

Investment Income (Note 2):
Dividends	$55,834

Total investment income	55,834

Expenses (Note 6):
Investment management fees	(147,447)
Custody and bank fees	(1,598)
Other operating expenses	(3,796)

Total expenses	(152,841)

Net Investment Income (Loss)	(97,007)

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) from investments	4,440,401
Change in unrealized appreciation (depreciation) of investments	4,624,870

Net Realized and Unrealized Gain (Loss) on Investments	9,065,271

Net Increase (Decrease) in Net Assets Attributable to Operations	$8,968,264

The accompanying notes are an integral part of these financial statements.

FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(97,007)	$(82,995)
Net realized gain (loss) on investments	4,440,401	3,523,056
Net change in unrealized appreciation (depreciation) of investments	4,624,870	3,583,257

Net increase (decrease) in assets attributable to operations	8,968,264	7,023,318

From Contractowners Transactions:
Contributions	6,288,630	2,047,379
Withdrawals	(12,531,386)	(5,748,298)
Asset management fees (Note 6)	(85,130)	(88,566)
Administrative fees (Note 6)	(139,620)	(149,971)

Net increase (decrease) in net assets attributable to contractowners transactions	(6,467,506)	(3,939,456)

Increase (Decrease) in Net Assets	2,500,758	3,083,862
Net Assets Attributable to Contractowners or in Accumulation — Beginning of Year	25,147,312	22,063,450

Net Assets Attributable to Contractowners or in Accumulation — End of Year	$27,648,070	$25,147,312

The accompanying notes are an integral part of these financial statements.

FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2020

Company	Shares	U.S. $ Value
COMMON STOCKS — 94.4%

Information Technology — 36.8%

Communications Equipment — 2.1%
Arista Networks, Inc.(a)	810	$235,362
Ciena Corp.(a)	6,540	345,639

		581,001

Electronic Equipment, Instruments & Components — 10.2%
Cognex Corp.	6,570	527,473
Dolby Laboratories, Inc. — Class A	6,230	605,120
IPG Photonics Corp.(a)	2,410	539,334
Keysight Technologies, Inc.(a)	5,170	682,905
Novanta, Inc.(a)	4,070	481,155

		2,835,987

IT Services — 2.6%
Akamai Technologies, Inc.(a)	2,580	270,874
EPAM Systems, Inc.(a)	400	143,340
Euronet Worldwide, Inc.(a)	2,170	314,477

		728,691

Semiconductors & Semiconductor Equipment — 4.4%
Xilinx, Inc.	8,538	1,210,432

Software — 17.5%
ANSYS, Inc.(a)	1,190	432,922
Fair Isaac Corp.(a)	1,220	623,469
Fortinet, Inc.(a)	4,980	739,679
HubSpot, Inc.(a)	1,500	594,660
Manhattan Associates, Inc.(a)	6,190	651,064
Paycom Software, Inc.(a)	970	438,682
PTC, Inc.(a)	5,760	688,954
Tyler Technologies, Inc.(a)	1,530	667,876

		4,837,306

Total Information Technology		10,193,417

Health Care — 19.9%

Biotechnology — 2.6%
Incyte Corp.(a)	3,350	291,383
Neurocrine Biosciences, Inc.(a)	4,600	440,910

		732,293

Health Care Equipment & Supplies — 12.6%
ABIOMED, Inc.(a)	2,210	716,482
Align Technology, Inc.(a)	1,750	935,165
Edwards Lifesciences Corp.(a)	2,570	234,461
IDEXX Laboratories, Inc.(a)	1,143	571,351
Insulet Corp.(a)	2,030	518,929
iRhythm Technologies, Inc.(a)	2,120	502,885

		3,479,273

Health Care Technology — 2.6%
Veeva Systems, Inc. — Class A(a)	2,600	707,850

Life Sciences Tools & Services — 2.1%
Mettler-Toledo International, Inc.(a)	510	581,237

Total Health Care		5,500,653

Industrials — 13.7%

Building Products — 2.9%
Allegion PLC	2,980	346,813
Trex Co., Inc.(a)	5,500	460,460

		807,273

Company	Shares	U.S. $ Value
Commercial Services & Supplies — 2.5%
Copart, Inc.(a)	5,430	690,968

Electrical Equipment — 1.5%
Generac Holdings, Inc.(a)	1,830	416,160

Industrial Conglomerates — 1.6%
Roper Technologies, Inc.	1,000	431,090

Machinery — 1.4%
IDEX Corp.	1,980	394,416

Professional Services — 2.5%
CoStar Group, Inc.(a)	730	674,724

Road & Rail — 1.3%
Saia, Inc.(a)	2,030	367,024

Total Industrials		3,781,655

Consumer Discretionary — 9.7%

Diversified Consumer Services — 1.4%
Bright Horizons Family Solutions, Inc.(a)	2,250	389,227

Hotels, Restaurants & Leisure — 2.9%
Domino’s Pizza, Inc.	1,440	552,182
Planet Fitness, Inc.(a)	3,320	257,732

		809,914

Internet & Direct Marketing Retail — 2.1%
Etsy, Inc.(a)	3,230	574,649

Specialty Retail — 3.3%
Burlington Stores, Inc.(a)	1,150	300,783
National Vision Holdings, Inc.(a)	13,490	610,962

		911,745

Total Consumer Discretionary		2,685,535

Communication Services — 7.2%

Entertainment — 4.4%
Take-Two Interactive Software, Inc.(a)	5,870	1,219,728

Interactive Media & Services — 2.8%
Cargurus, Inc.(a)	24,110	765,010

Total Communication Services		1,984,738

Consumer Staples – 4.5%

Beverages – 2.8%
Monster Beverage Corp.(a)	8,515	787,467

Food & Staples Retailing – 1.7%
Grocery Outlet Holding Corp.(a)	11,640	456,870

Total Consumer Staples		1,244,337

Financials – 2.6%

Capital Markets – 2.6%
MarketAxess Holdings, Inc.	1,250	713,200

Total Investments – 94.4% (cost $16,163,667)		26,103,535
Other assets less liabilities – 5.6%		1,544,535

Net Assets – 100.0%		$27,648,070

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)

PORTFOLIO OF INVESTMENTS (Concluded)

DECEMBER 31, 2020

% of Total Investments*	Country Diversification
100.0%	United States

The accompanying notes are an integral part of these financial statements.

*	All data are as of December 31, 2020. The Fund’s country breakdown is expressed as a percentage of long-term investments and may vary over time.

FSA-30

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

	1290 RETIREMENT 2020*	1290 RETIREMENT 2025*	1290 RETIREMENT 2030*	1290 RETIREMENT 2035*	1290 RETIREMENT 2040*	1290 RETIREMENT 2045*
Assets:
Investments in shares of the Portfolios, at fair value	$649,735	$1,160,296	$951,808	$728,854	$442,153	$519,811
Receivable for shares of the Portfolios sold	8	—	—	26	—	—
Receivable for policy-related transactions	—	9,873	268	—	86	390

Total assets	649,743	1,170,169	952,076	728,880	442,239	520,201

Liabilities:
Payable for shares of the Portfolios purchased	—	9,873	268	—	86	390
Payable for policy-related transactions	8	—	—	26	—	—
Payable for direct operating expenses	73	182	106	107	58	58

Total liabilities	81	10,055	374	133	144	448

Net Assets	$649,662	$1,160,114	$951,702	$728,747	$442,095	$519,753

Net Assets:
Accumulation unit values	$649,651	$1,160,054	$951,547	$728,720	$442,081	$519,738
Retained by Equitable Financial in Separate Account No. 66	11	60	155	27	14	15

Total Net Assets	$649,662	$1,160,114	$951,702	$728,747	$442,095	$519,753

Investments in shares of the Portfolios, at cost	$625,187	$1,094,250	$898,804	$674,361	$404,766	$481,115

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-31

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	1290 RETIREMENT 2050*	1290 RETIREMENT 2055*	1290 RETIREMENT 2060*	1290 VT DOUBLELINE DYNAMIC ALLOCATION*	1290 VT EQUITY INCOME*	1290 VT GAMCO MERGERS & ACQUISITIONS*
Assets:
Investments in shares of the Portfolios, at fair value	$364,808	$367,444	$221,750	$148,135	$906,490	$61,720
Receivable for shares of the Portfolios sold	—	1,543	35	—	1,968	—
Receivable for policy-related transactions	823	—	—	164	—	56

Total assets	365,631	368,987	221,785	148,299	908,458	61,776

Liabilities:
Payable for shares of the Portfolios purchased	823	—	—	164	—	56
Payable for policy-related transactions	—	1,543	35	—	1,985	—
Payable for direct operating expenses	53	26	16	17	152	8

Total liabilities	876	1,569	51	181	2,137	64

Net Assets	$364,755	$367,418	$221,734	$148,118	$906,321	$61,712

Net Assets:
Accumulation unit values	$364,740	$367,418	$221,728	$148,106	$906,213	$61,696
Retained by Equitable Financial in Separate Account No. 66	15	—	6	12	108	16

Total Net Assets	$364,755	$367,418	$221,734	$148,118	$906,321	$61,712

Investments in shares of the Portfolios, at cost	$332,488	$345,758	$207,784	$142,120	$1,008,381	$60,911

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-32

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	1290 VT GAMCO SMALL COMPANY VALUE*	1290 VT SMALL CAP VALUE*	1290 VT SOCIALLY RESPONSIBLE*	EQ/AB SMALL CAP GROWTH*	EQ/AGGRESSIVE ALLOCATION*	EQ/ALL ASSET GROWTH ALLOCATION*
Assets:
Investments in shares of the Portfolios, at fair value	$3,010,354	$1,190	$3,940,307	$1,294,751	$2,555,861	$318,601
Receivable for shares of the Portfolios sold	27,631	1	—	3,183	—	—
Receivable for policy-related transactions	—	9	1,842	—	20,560	505

Total assets	3,037,985	1,200	3,942,149	1,297,934	2,576,421	319,106

Liabilities:
Payable for shares of the Portfolios purchased	—	—	2,222	—	20,551	506
Payable for policy-related transactions	27,681	—	—	3,183	—	—
Payable for direct operating expenses	398	—	488	122	339	17

Total liabilities	28,079	—	2,710	3,305	20,890	523

Net Assets	$3,009,906	$1,200	$3,939,439	$1,294,629	$2,555,531	$318,583

Net Assets:
Accumulation unit values	$3,008,805	$1,194	$3,938,341	$1,294,201	$2,554,778	$318,528
Retained by Equitable Financial in Separate Account No. 66	1,101	6	1,098	428	753	55

Total Net Assets	$3,009,906	$1,200	$3,939,439	$1,294,629	$2,555,531	$318,583

Investments in shares of the Portfolios, at cost	$2,769,506	$1,078	$3,097,130	$1,156,889	$2,413,752	$289,999

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-33

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	EQ/BLACKROCK BASIC VALUE EQUITY*	EQ/CAPITAL GROUP RESEARCH*	EQ/CLEARBRIDGE LARGE CAP GROWTH*	EQ/CONSERVATIVE ALLOCATION*	EQ/CONSERVATIVE- PLUS ALLOCATION*	EQ/CORE PLUS BOND*
Assets:
Investments in shares of the Portfolios, at fair value	$1,790	$8,873,120	$657,276	$2,273,137	$677,244	$984,385
Receivable for shares of the Portfolios sold	1	16,283	792	86,658	1,684	—
Receivable for policy-related transactions	—	—	—	—	—	1,403

Total assets	1,791	8,889,403	658,068	2,359,795	678,928	985,788

Liabilities:
Payable for shares of the Portfolios purchased	—	—	—	—	—	1,499
Payable for policy-related transactions	1	16,695	815	86,889	1,815	—
Payable for direct operating expenses	—	1,143	79	334	114	146

Total liabilities	1	17,838	894	87,223	1,929	1,645

Net Assets	$1,790	$8,871,565	$657,174	$2,272,572	$676,999	$984,143

Net Assets:
Accumulation unit values	$1,784	$8,866,032	$656,924	$2,272,391	$676,767	$984,002
Retained by Equitable Financial in Separate Account No. 66	6	5,533	250	181	232	141

Total Net Assets	$1,790	$8,871,565	$657,174	$2,272,572	$676,999	$984,143

Investments in shares of the Portfolios, at cost	$1,768	$6,826,675	$520,494	$2,228,438	$637,621	$959,476

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-34

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	EQ/EQUITY 500 INDEX*	EQ/GLOBAL EQUITY MANAGED VOLATILITY*	EQ/INTERMEDIATE GOVERNMENT BOND*	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*	EQ/INTERNATIONAL EQUITY INDEX*	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*
Assets:
Investments in shares of the Portfolios, at fair value	$25,766,751	$1,383,345	$3,702,702	$1,634,776	$8,162,807	$1,211
Receivable for shares of the Portfolios sold	—	—	—	6,930	—	1
Receivable for policy-related transactions	8,232	3,501	4,318	—	2,123	2

Total assets	25,774,983	1,386,846	3,707,020	1,641,706	8,164,930	1,214

Liabilities:
Payable for shares of the Portfolios purchased	9,752	3,713	5,268	—	2,060	—
Payable for policy-related transactions	—	—	—	7,099	—	—
Payable for direct operating expenses	3,237	173	507	157	810	—

Total liabilities	12,989	3,886	5,775	7,256	2,870	—

Net Assets	$25,761,994	$1,382,960	$3,701,245	$1,634,450	$8,162,060	$1,214

Net Assets:
Accumulation unit values	$25,747,901	$1,382,502	$3,701,035	$1,633,755	$8,160,562	$1,214
Retained by Equitable Financial in Separate Account No. 66	14,093	458	210	695	1,498	—

Total Net Assets	$25,761,994	$1,382,960	$3,701,245	$1,634,450	$8,162,060	$1,214

Investments in shares of the Portfolios, at cost	$17,618,882	$1,273,328	$3,624,341	$1,431,899	$7,488,245	$1,089

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-35

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	EQ/JANUS ENTERPRISE*	EQ/JPMORGAN VALUE OPPORTUNITIES*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*	EQ/LARGE CAP VALUE MANAGED VOLATILITY*	EQ/MFS INTERNATIONAL GROWTH*
Assets:
Investments in shares of the Portfolios, at fair value	$822,979	$68,894	$7,810,656	$3,734,228	$7,550,264	$1,123,172
Receivable for shares of the Portfolios sold	1,915	52	6,170	—	3,456	—
Receivable for policy-related transactions	—	—	—	10,103	—	7,069

Total assets	824,894	68,946	7,816,826	3,744,331	7,553,720	1,130,241

Liabilities:
Payable for shares of the Portfolios purchased	—	—	—	8,480	—	7,069
Payable for policy-related transactions	1,915	52	6,413	—	4,007	—
Payable for direct operating expenses	92	1	637	521	967	125

Total liabilities	2,007	53	7,050	9,001	4,974	7,194

Net Assets	$822,887	$68,893	$7,809,776	$3,735,330	$7,548,746	$1,123,047

Net Assets:
Accumulation unit values	$822,776	$68,797	$7,809,164	$3,726,574	$7,543,136	$1,122,917
Retained by Equitable Financial in Separate Account No. 66	111	96	612	8,756	5,610	130

Total Net Assets	$822,887	$68,893	$7,809,776	$3,735,330	$7,548,746	$1,123,047

Investments in shares of the Portfolios, at cost	$686,595	$62,009	$7,476,715	$3,139,186	$6,896,277	$1,053,787

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-36

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	EQ/MID CAP INDEX*	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE- PLUS ALLOCATION*	EQ/MONEY MARKET*	EQ/PIMCO GLOBAL REAL RETURN*
Assets:
Investments in shares of the Portfolios, at fair value	$986,100	$5,983,517	$31,153,007	$3,152,890	$13,860,537	$477,812
Receivable for shares of the Portfolios sold	13,413	1,705	—	—	—	—
Receivable for policy-related transactions	—	—	4,886	4,567	7,550	16

Total assets	999,513	5,985,222	31,157,893	3,157,457	13,868,087	477,828

Liabilities:
Payable for shares of the Portfolios purchased	—	—	5,339	6,570	8,035	16
Payable for policy-related transactions	13,418	2,055	—	—	—	—
Payable for direct operating expenses	151	643	4,391	432	1,356	46

Total liabilities	13,569	2,698	9,730	7,002	9,391	62

Net Assets	$985,944	$5,982,524	$31,148,163	$3,150,455	$13,858,696	$477,766

Net Assets:
Accumulation unit values	$983,873	$5,979,381	$31,143,405	$3,149,523	$13,858,703	$477,596
Retained by Equitable Financial in Separate Account No. 66	2,071	3,143	4,758	932	(7)	170

Total Net Assets	$985,944	$5,982,524	$31,148,163	$3,150,455	$13,858,696	$477,766

Investments in shares of the Portfolios, at cost	$910,762	$4,954,966	$30,021,439	$3,017,128	$13,860,702	$469,117

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-37

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	EQ/PIMCO ULTRA SHORT BOND*	EQ/QUALITY BOND PLUS*	EQ/SMALL COMPANY INDEX*	EQ/T. ROWE PRICE GROWTH STOCK*	MULTIMANAGER CORE BOND*	MULTIMANAGER TECHNOLOGY*
Assets:
Investments in shares of the Portfolios, at fair value	$2,500,173	$63,395	$4,783,503	$2,115,205	$1,034,658	$9,609,309
Receivable for shares of the Portfolios sold	—	52	2,871	—	—	—
Receivable for policy-related transactions	—	—	—	5,779	2,776	5,892

Total assets	2,500,173	63,447	4,786,374	2,120,984	1,037,434	9,615,201

Liabilities:
Payable for shares of the Portfolios purchased	190	—	—	5,875	2,776	5,424
Payable for policy-related transactions	38	52	2,610	—	—	—
Payable for direct operating expenses	311	—	481	242	179	1,163

Total liabilities	539	52	3,091	6,117	2,955	6,587

Net Assets	$2,499,634	$63,395	$4,783,283	$2,114,867	$1,034,479	$9,608,614

Net Assets:
Accumulation unit values	$2,499,539	$63,343	$4,781,517	$2,113,556	$1,034,271	$9,602,319
Retained by Equitable Financial in Separate Account No. 66	95	52	1,766	1,311	208	6,295

Total Net Assets	$2,499,634	$63,395	$4,783,283	$2,114,867	$1,034,479	$9,608,614

Investments in shares of the Portfolios, at cost	$2,518,084	$62,806	$4,214,058	$1,603,993	$1,020,872	$7,857,914

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-38

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	TARGET 2015 ALLOCATION*	TARGET 2025 ALLOCATION*	TARGET 2035 ALLOCATION*	TARGET 2045 ALLOCATION*	TARGET 2055 ALLOCATION*	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO
Assets:
Investments in shares of the Portfolios, at fair value	$840,025	$2,204,851	$1,375,626	$2,103,104	$170,679	$4,227,665
Receivable for shares of the Portfolios sold	27	66	97	156	32	—
Receivable for policy-related transactions	—	—	—	—	48	17,211

Total assets	840,052	2,204,917	1,375,723	2,103,260	170,759	4,244,876

Liabilities:
Payable for shares of the Portfolios purchased	—	—	—	—	—	17,211
Payable for policy-related transactions	27	63	97	141	—	—
Payable for direct operating expenses	30	286	218	311	131	463

Total liabilities	57	349	315	452	131	17,674

Net Assets	$839,995	$2,204,568	$1,375,408	$2,102,808	$170,628	$4,227,202

Net Assets:
Accumulation unit values	$839,804	$2,203,840	$1,375,023	$2,102,349	$170,616	$4,226,758
Retained by Equitable Financial in Separate Account No. 66	191	728	385	459	12	444

Total Net Assets	$839,995	$2,204,568	$1,375,408	$2,102,808	$170,628	$4,227,202

Investments in shares of the Portfolios, at cost	$821,593	$1,864,197	$1,098,790	$1,649,211	$128,652	$4,143,768

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-39

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
Assets:
Investments in shares of the Portfolios, at fair value	$4,023,113
Receivable for policy-related transactions	13,900

Total assets	4,037,013

Liabilities:
Payable for shares of the Portfolios purchased	13,900
Payable for direct operating expenses	515

Total liabilities	14,415

Net Assets	$4,022,598

Net Assets:
Accumulation unit values	$4,022,250
Retained by Equitable Financial in Separate Account No. 66	348

Total Net Assets	$4,022,598

Investments in shares of the Portfolios, at cost	$3,265,990

The accompanying notes are an integral part of these financial statements.

FSA-40

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

	Share Class**	Portfolio Shares Held
1290 RETIREMENT 2020	I	55,250

1290 RETIREMENT 2025	I	96,210

1290 RETIREMENT 2030	I	78,923

1290 RETIREMENT 2035	I	59,112

1290 RETIREMENT 2040	I	34,679

1290 RETIREMENT 2045	I	40,674

1290 RETIREMENT 2050	I	28,062

1290 RETIREMENT 2055	I	28,157

1290 RETIREMENT 2060	I	16,889

1290 VT DOUBLELINE DYNAMIC ALLOCATION	IB	11,536

1290 VT EQUITY INCOME	IB	216,213

1290 VT GAMCO MERGERS & ACQUISITIONS	IB	5,196

1290 VT GAMCO SMALL COMPANY VALUE	IB	47,270

1290 VT SMALL CAP VALUE	IB	115

1290 VT SOCIALLY RESPONSIBLE	IB	245,220

EQ/AB SMALL CAP GROWTH*	IA	4,143

EQ/AB SMALL CAP GROWTH*	IB	61,689

EQ/AGGRESSIVE ALLOCATION*	B	211,936

EQ/ALL ASSET GROWTH ALLOCATION	IB	14,239

EQ/BLACKROCK BASIC VALUE EQUITY	IB	81

EQ/CAPITAL GROUP RESEARCH	IB	290,472

EQ/CLEARBRIDGE LARGE CAP GROWTH	IB	42,033

EQ/CONSERVATIVE ALLOCATION	B	234,582

EQ/CONSERVATIVE-PLUS ALLOCATION	B	67,707

EQ/CORE PLUS BOND	A	12

EQ/CORE PLUS BOND	B	234,660

EQ/EQUITY 500 INDEX	IA	15,295

EQ/EQUITY 500 INDEX	IB	430,313

EQ/GLOBAL EQUITY MANAGED VOLATILITY	IB	71,958

EQ/INTERMEDIATE GOVERNMENT BOND	IA	1
EQ/INTERMEDIATE GOVERNMENT BOND	IB	349,361

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	IB	139,574

EQ/INTERNATIONAL EQUITY INDEX	IA	813,441

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	IB	89

EQ/JANUS ENTERPRISE	IB	36,499

EQ/JPMORGAN VALUE OPPORTUNITIES	IB	3,405

EQ/LARGE CAP GROWTH INDEX	IB	376,141

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	IB	93,842

The accompanying notes are an integral part of these financial statements.

FSA-41

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Share Class**	Portfolio Shares Held

EQ/LARGE CAP VALUE MANAGED VOLATILITY	IA	6,354
EQ/LARGE CAP VALUE MANAGED VOLATILITY	IB	414,271

EQ/MFS INTERNATIONAL GROWTH	IB	129,722

EQ/MID CAP INDEX	IB	64,581

EQ/MID CAP VALUE MANAGED VOLATILITY	IB	365,597

EQ/MODERATE ALLOCATION	B	2,158,933

EQ/MODERATE-PLUS ALLOCATION	B	273,763

EQ/MONEY MARKET	IA	547

EQ/MONEY MARKET	IB	13,859,891

EQ/PIMCO GLOBAL REAL RETURN	K	43,976

EQ/PIMCO ULTRA SHORT BOND	IB	252,614

EQ/QUALITY BOND PLUS	IA	7,151

EQ/SMALL COMPANY INDEX	IB	379,906

EQ/T. ROWE PRICE GROWTH STOCK	IB	29,486

MULTIMANAGER CORE BOND	IB	101,175

MULTIMANAGER TECHNOLOGY	IB	250,589

TARGET 2015 ALLOCATION	B	93,871

TARGET 2025 ALLOCATION	B	179,492

TARGET 2035 ALLOCATION	B	100,315

TARGET 2045 ALLOCATION	B	149,889

TARGET 2055 ALLOCATION	B	11,983

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	COMMON SHARES	330,029

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	COMMON SHARES	82,848

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***
1290 RETIREMENT 2020	0.02%	I	$12.24	53

1290 RETIREMENT 2025	0.02%	I	$12.38	94

1290 RETIREMENT 2030	0.02%	I	$12.41	77

1290 RETIREMENT 2035	0.02%	I	$12.49	58

1290 RETIREMENT 2040	0.02%	I	$12.70	35

1290 RETIREMENT 2045	0.02%	I	$12.68	41

1290 RETIREMENT 2050	0.02%	I	$12.66	29

1290 RETIREMENT 2055	0.02%	I	$12.65	29

The accompanying notes are an integral part of these financial statements.

FSA-42

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***

1290 RETIREMENT 2060	0.02%	I	$12.73	17

1290 VT DOUBLELINE DYNAMIC ALLOCATION	0.02%	IB	$16.72	9

1290 VT EQUITY INCOME	0.02%	IB	$19.22	47

1290 VT GAMCO MERGERS & ACQUISITIONS	0.02%	IB	$13.66	5

1290 VT GAMCO SMALL COMPANY VALUE	0.02%	IB	$37.97	79

1290 VT SMALL CAP VALUE	0.00%	IB	$15.52	—

1290 VT SOCIALLY RESPONSIBLE	0.02%	IB	$26.61	148

EQ/AB SMALL CAP GROWTH	0.05%	IA	$788.49	—
EQ/AB SMALL CAP GROWTH	0.02%	IB	$30.80	39

EQ/AGGRESSIVE ALLOCATION	0.02%	B	$20.21	126

EQ/ALL ASSET GROWTH ALLOCATION	0.02%	IB	$17.66	18

EQ/BLACKROCK BASIC VALUE EQUITY	0.00%	IB	$495.22	—

EQ/CAPITAL GROUP RESEARCH	0.02%	IB	$62.94	141

EQ/CLEARBRIDGE LARGE CAP GROWTH	0.00%	IB	$459.48	—
EQ/CLEARBRIDGE LARGE CAP GROWTH	0.02%	IB	$31.35	18

EQ/CONSERVATIVE ALLOCATION	0.02%	B	$15.09	151

EQ/CONSERVATIVE-PLUS ALLOCATION	0.02%	B	$16.74	40

EQ/CORE PLUS BOND	0.02%	B	$12.93	76

EQ/EQUITY 500 INDEX	0.05%	IA	$1,201.61	1
EQ/EQUITY 500 INDEX	0.02%	IB	$29.92	831

EQ/GLOBAL EQUITY MANAGED VOLATILITY	0.00%	IB	$846.43	—
EQ/GLOBAL EQUITY MANAGED VOLATILITY	0.02%	IB	$23.76	58

EQ/INTERMEDIATE GOVERNMENT BOND	0.02%	IB	$13.55	273

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	0.00%	IB	$201.42	—
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	0.02%	IB	$18.07	90

EQ/INTERNATIONAL EQUITY INDEX	0.02%	IA	$26.45	300
EQ/INTERNATIONAL EQUITY INDEX	0.05%	IA	$234.79	1

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	0.00%	IB	$206.02	—

EQ/JANUS ENTERPRISE	0.02%	IB	$25.61	32

EQ/JPMORGAN VALUE OPPORTUNITIES	0.00%	IB	$402.32	—

EQ/LARGE CAP GROWTH INDEX	0.02%	IB	$37.78	207

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	0.00%	IB	$567.96	—
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	0.02%	IB	$23.66	156

EQ/LARGE CAP VALUE MANAGED VOLATILITY	0.00%	IA	$290.67	—
EQ/LARGE CAP VALUE MANAGED VOLATILITY	0.02%	IB	$26.96	276

EQ/MFS INTERNATIONAL GROWTH	0.02%	IB	$20.13	56

EQ/MID CAP INDEX	0.00%	IB	$365.11	—
EQ/MID CAP INDEX	0.02%	IB	$24.89	39

The accompanying notes are an integral part of these financial statements.

FSA-43

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2020

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***

EQ/MID CAP VALUE MANAGED VOLATILITY	0.00%	IB	$451.89	—
EQ/MID CAP VALUE MANAGED VOLATILITY	0.02%	IB	$35.57	165

EQ/MODERATE ALLOCATION	0.02%	B	$17.14	1,817

EQ/MODERATE-PLUS ALLOCATION	0.02%	B	$18.90	167

EQ/MONEY MARKET	0.05%	IA	$180.43	—
EQ/MONEY MARKET	0.02%	IB	$10.32	1,343

EQ/PIMCO GLOBAL REAL RETURN	0.02%	K	$11.95	40

EQ/PIMCO ULTRA SHORT BOND	0.02%	IB	$12.79	195

EQ/QUALITY BOND PLUS	0.05%	IA	$283.57	—

EQ/SMALL COMPANY INDEX	0.02%	IB	$43.56	110

EQ/T. ROWE PRICE GROWTH STOCK	0.02%	IB	$38.30	55

MULTIMANAGER CORE BOND	0.02%	IB	$12.20	85

MULTIMANAGER TECHNOLOGY	0.02%	IB	$83.62	115

TARGET 2015 ALLOCATION	0.02%	B	$16.45	51

TARGET 2025 ALLOCATION	0.02%	B	$18.41	120

TARGET 2035 ALLOCATION	0.02%	B	$19.60	70

TARGET 2045 ALLOCATION	0.02%	B	$20.13	104

TARGET 2055 ALLOCATION	0.02%	B	$16.33	10

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	0.02%	COMMON SHARES	$11.94	354

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	0.02%	COMMON SHARES	$15.04	267

The accompanying notes are an integral part of these financial statements.

*	Contract charges reflect the annual program expense, financial accounting and other expenses related to the Variable Investment Options.
**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in note 5 of these financial statements.
***	Variable Investment Options where units outstanding are less than 500 are denoted by a —.

FSA-44

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	1290 RETIREMENT 2020*	1290 RETIREMENT 2025*	1290 RETIREMENT 2030*	1290 RETIREMENT 2035*	1290 RETIREMENT 2040*	1290 RETIREMENT 2045*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$10,395	$18,079	$14,433	$11,724	$7,320	$8,515
Expenses:
Asset-based charges and direct operating expenses	112	217	138	134	92	79

Net Investment Income (Loss)	10,283	17,862	14,295	11,590	7,228	8,436

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	2,800	24,944	420	15,708	3,390	3,676
Net realized gain distribution from the Portfolios	13,358	20,501	37,261	21,169	8,256	12,241

Net realized gain (loss)	16,158	45,445	37,681	36,877	11,646	15,917

Net change in unrealized appreciation (depreciation) of investments	17,014	19,323	13,868	13,254	25,340	19,533

Net Realized and Unrealized Gain (Loss) on Investments	33,172	64,768	51,549	50,131	36,986	35,450

Net Increase (Decrease) in Net Assets Resulting from Operations	$43,455	$82,630	$65,844	$61,721	$44,214	$43,886

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-45

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	1290 RETIREMENT 2050*	1290 RETIREMENT 2055*	1290 RETIREMENT 2060*	1290 VT DOUBLELINE DYNAMIC ALLOCATION*	1290 VT EQUITY INCOME*	1290 VT GAMCO MERGERS & ACQUISITIONS*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$5,474	$5,680	$3,577	$1,371	$16,839	$132
Expenses:
Asset-based charges and direct operating expenses	69	40	32	23	191	20

Net Investment Income (Loss)	5,405	5,640	3,545	1,348	16,648	112

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	3,432	976	406	(59)	(120,592)	(8,732)
Net realized gain distribution from the Portfolios	3,366	3,487	2,637	5,055	1,641	—

Net realized gain (loss)	6,798	4,463	3,043	4,996	(118,951)	(8,732)

Net change in unrealized appreciation (depreciation) of investments	11,728	17,448	12,161	6,610	47,973	3,923

Net Realized and Unrealized Gain (Loss) on Investments	18,526	21,911	15,204	11,606	(70,978)	(4,809)

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,931	$27,551	$18,749	$12,954	$(54,330)	$(4,697)

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-46

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	1290 VT GAMCO SMALL COMPANY VALUE*	1290 VT SMALL CAP VALUE*(a)	1290 VT SOCIALLY RESPONSIBLE*	EQ/AB SMALL CAP GROWTH*	EQ/AGGRESSIVE ALLOCATION*	EQ/ALL ASSET GROWTH ALLOCATION*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$19,057	$15	$27,347	$903	$61,896	$4,386
Expenses:
Asset-based charges and direct operating expenses	628	—	740	215	515	59

Net Investment Income (Loss)	18,429	15	26,607	688	61,381	4,327

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	24,473	(1)	234,919	(22,481)	51,622	1,597
Net realized gain distribution from the Portfolios	67,530	—	124,414	161,723	165,796	9,990

Net realized gain (loss)	92,003	(1)	359,333	139,242	217,418	11,587

Net change in unrealized appreciation (depreciation) of investments	78,538	247	208,587	218,932	82,110	21,257

Net Realized and Unrealized Gain (Loss) on Investments	170,541	246	567,920	358,174	299,528	32,844

Net Increase (Decrease) in Net Assets Resulting from Operations	$188,970	$261	$594,527	$358,862	$360,909	$37,171

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.
(a)	Units were made available on June 12, 2020.

FSA-47

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	EQ/ BLACKROCK BASIC VALUE EQUITY*	EQ/CAPITAL GROUP RESEARCH*	EQ/CLEARBRIDGE LARGE CAP GROWTH*	EQ/CONSERVATIVE ALLOCATION*	EQ/ CONSERVATIVE- PLUS ALLOCATION*	EQ/CORE PLUS BOND*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$30	$9,501	$—	$40,952	$12,995	$21,366
Expenses:
Asset-based charges and direct operating expenses	—	1,868	112	473	204	233

Net Investment Income (Loss)	30	7,633	(112)	40,479	12,791	21,133

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	422	949,634	27,484	4,296	(36,903)	71,742
Net realized gain distribution from the Portfolios	122	490,245	52,458	55,907	37,065	37,812

Net realized gain (loss)	544	1,439,879	79,942	60,203	162	109,554

Net change in unrealized appreciation (depreciation) of investments	(379)	339,019	77,105	51,649	38,108	17,022

Net Realized and Unrealized Gain (Loss) on Investments	165	1,778,898	157,047	111,852	38,270	126,576

Net Increase (Decrease) in Net Assets Resulting from Operations	$195	$1,786,531	$156,935	$152,331	$51,061	$147,709

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-48

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	EQ/EQUITY 500 INDEX*	EQ/GLOBAL EQUITY MANAGED VOLATILITY*	EQ/ INTERMEDIATE GOVERNMENT BOND*	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*	EQ/ INTERNATIONAL EQUITY INDEX*	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$297,898	$7,951	$37,305	$20,227	$142,500	$14
Expenses:
Asset-based charges and direct operating expenses	5,786	276	957	333	1,695	—

Net Investment Income (Loss)	292,112	7,675	36,348	19,894	140,805	14

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	3,816,550	17,004	64,262	5,931	94,921	(1)
Net realized gain distribution from the Portfolios	544,375	72,091	22,763	31,071	20,144	11

Net realized gain (loss)	4,360,925	89,095	87,025	37,002	115,065	10

Net change in unrealized appreciation (depreciation) of investments	(753,162)	46,544	46,963	48,691	(61,456)	101

Net Realized and Unrealized Gain (Loss) on Investments	3,607,763	135,639	133,988	85,693	53,609	111

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,899,875	$143,314	$170,336	$105,587	$194,414	$125

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-49

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	EQ/JANUS ENTERPRISE*	EQ/JPMORGAN VALUE OPPORTUNITIES*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*	EQ/LARGE CAP VALUE MANAGED VOLATILITY*	EQ/MFS INTERNATIONAL GROWTH*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$—	$638	$20,416	$2,918	$110,516	$4,560
Expenses:
Asset-based charges and direct operating expenses	137	—	948	860	1,649	181

Net Investment Income (Loss)	(137)	638	19,468	2,058	108,867	4,379

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	11,153	(56)	722,456	544,454	832,372	14,732
Net realized gain distribution from the Portfolios	77,153	987	447,614	561,871	419,070	93,573

Net realized gain (loss)	88,306	931	1,170,070	1,106,325	1,251,442	108,305

Net change in unrealized appreciation (depreciation) of investments	74,215	5,491	163,190	(55,007)	(1,110,853)	12,846

Net Realized and Unrealized Gain (Loss) on Investments	162,521	6,422	1,333,260	1,051,318	140,589	121,151

Net Increase (Decrease) in Net Assets Resulting from Operations	$162,384	$7,060	$1,352,728	$1,053,376	$249,456	$125,530

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-50

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	EQ/MID CAP INDEX*	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE- PLUS ALLOCATION*	EQ/MONEY MARKET*	EQ/PIMCO GLOBAL REAL RETURN*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$9,182	$61,324	$641,190	$70,626	$21,600	$14
Expenses:
Asset-based charges and direct operating expenses	215	1,249	6,440	610	3,104	72

Net Investment Income (Loss)	8,967	60,075	634,750	70,016	18,496	(58)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(5,985)	115,411	(212,111)	(15,196)	(5)	6,553
Net realized gain distribution from the Portfolios	54,811	191,485	1,514,719	205,923	225	7,983

Net realized gain (loss)	48,826	306,896	1,302,608	190,727	220	14,536

Net change in unrealized appreciation (depreciation) of investments	90,500	(242,459)	1,243,312	115,895	14	13,663

Net Realized and Unrealized Gain (Loss) on Investments	139,326	64,437	2,545,920	306,622	234	28,199

Net Increase (Decrease) in Net Assets Resulting from Operations	$148,293	$124,512	$3,180,670	$376,638	$18,730	$28,141

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-51

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	EQ/PIMCO ULTRA SHORT BOND*	EQ/QUALITY BOND PLUS*	EQ/SMALL COMPANY INDEX*	EQ/T. ROWE PRICE GROWTH STOCK*	MULTIMANAGER CORE BOND*	MULTIMANAGER TECHNOLOGY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$19,948	$815	$40,175	$—	$27,475	$9,254
Expenses:
Asset-based charges and direct operating expenses	580	31	880	344	324	1,638

Net Investment Income (Loss)	19,368	784	39,295	(344)	27,151	7,616

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(6,585)	36	(85,062)	10,812	47,916	737,896
Net realized gain distribution from the Portfolios	—	1,439	159,756	57,713	20,093	1,439,212

Net realized gain (loss)	(6,585)	1,475	74,694	68,525	68,009	2,177,108

Net change in unrealized appreciation (depreciation) of investments	23,803	1,238	635,652	415,013	(3,915)	920,763

Net Realized and Unrealized Gain (Loss) on Investments	17,218	2,713	710,346	483,538	64,094	3,097,871

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,586	$3,497	$749,641	$483,194	$91,245	$3,105,487

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-52

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	TARGET 2015 ALLOCATION*	TARGET 2025 ALLOCATION*	TARGET 2035 ALLOCATION*	TARGET 2045 ALLOCATION*	TARGET 2055 ALLOCATION*	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$16,148	$36,171	$19,668	$27,786	$2,236	$79,877
Expenses:
Asset-based charges and direct operating expenses	188	455	301	441	34	796

Net Investment Income (Loss)	15,960	35,716	19,367	27,345	2,202	79,081

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(14,088)	32,430	69,175	68,855	4,637	208,299
Net realized gain distribution from the Portfolios	40,529	79,569	29,259	38,839	816	—

Net realized gain (loss)	26,441	111,999	98,434	107,694	5,453	208,299

Net change in unrealized appreciation (depreciation) of investments	31,659	97,782	48,819	128,618	14,352	(46,591)

Net Realized and Unrealized Gain (Loss) on Investments	58,100	209,781	147,253	236,312	19,805	161,708

Net Increase (Decrease) in Net Assets Resulting from Operations...	$74,060	$245,497	$166,620	$263,657	$22,007	$240,789

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-53

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$61,862
Expenses:
Asset-based charges and direct operating expenses	817

Net Investment Income (Loss)	61,045

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	248,037
Net realized gain distribution from the Portfolios	119,345

Net realized gain (loss)	367,382

Net change in unrealized appreciation (depreciation) of investments	313,375

Net Realized and Unrealized Gain (Loss) on Investments	680,757

Net Increase (Decrease) in Net Assets Resulting from Operations	$741,802

The accompanying notes are an integral part of these financial statements.

FSA-54

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	1290 RETIREMENT 2020*		1290 RETIREMENT 2025*		1290 RETIREMENT 2030*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$10,283	$8,392	$17,862	$19,208	$14,295	$7,563
Net realized gain (loss)	16,158	3,606	45,445	19,701	37,681	2,007
Net change in unrealized appreciation (depreciation) of investments	17,014	12,212	19,323	78,303	13,868	50,431

Net increase (decrease) in net assets resulting from operations	43,455	24,210	82,630	117,212	65,844	60,001

From Contractowners Transactions:
Payments received from contractowners	87,127	20,199	86,899	32,525	112,814	46,301
Transfers between Variable Investment Options including guaranteed interest account, net	116,763	342,378	83,345	401,391	335,711	172,406
Redemptions for contract benefits and terminations	(13,629)	(40,796)	(99,635)	(90,672)	(3,230)	—
Contract maintenance charges	(3,090)	(992)	(6,265)	(4,755)	(4,673)	(2,570)

Net increase (decrease) in net assets resulting from contractowners transactions	187,171	320,789	64,344	338,489	440,622	216,137

Net Increase (Decrease) in Net Assets	230,626	344,999	146,974	455,701	506,466	276,138
Net Assets — Beginning of Year or Period	419,036	74,037	1,013,140	557,439	445,236	169,098

Net Assets — End of Year or Period	$649,662	$419,036	$1,160,114	$1,013,140	$951,702	$445,236

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-55

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	1290 RETIREMENT 2035*		1290 RETIREMENT 2040*		1290 RETIREMENT 2045*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$11,590	$10,627	$7,228	$4,903	$8,436	$4,372
Net realized gain (loss)	36,877	4,462	11,646	5,258	15,917	127
Net change in unrealized appreciation (depreciation) of investments	13,254	58,402	25,340	17,151	19,533	29,757

Net increase (decrease) in net assets resulting from operations	61,721	73,491	44,214	27,312	43,886	34,256

From Contractowners Transactions:
Payments received from contractowners	207,057	134,919	92,410	244,628	210,481	99,918
Transfers between Variable Investment Options including guaranteed interest account, net	15,188	155,070	146,464	27,712	62,128	7,033
Redemptions for contract benefits and terminations	(165,373)	(5,636)	(142,650)	(69,000)	(52,106)	(1,894)
Contract maintenance charges	(4,409)	(2,926)	(3,017)	(1,117)	(2,637)	(1,389)

Net increase (decrease) in net assets resulting from contractowners transactions	52,463	281,427	93,207	202,223	217,866	103,668

Net Increase (Decrease) in Net Assets	114,184	354,918	137,421	229,535	261,752	137,924
Net Assets — Beginning of Year or Period	614,563	259,645	304,674	75,139	258,001	120,077

Net Assets — End of Year or Period	$728,747	$614,563	$442,095	$304,674	$519,753	$258,001

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-56

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	1290 RETIREMENT 2050*		1290 RETIREMENT 2055*		1290 RETIREMENT 2060*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$5,405	$3,862	$5,640	$975	$3,545	$1,658
Net realized gain (loss)	6,798	262	4,463	105	3,043	179
Net change in unrealized appreciation (depreciation) of investments	11,728	30,890	17,448	6,024	12,161	2,115

Net increase (decrease) in net assets resulting from operations	23,931	35,014	27,551	7,104	18,749	3,952

From Contractowners Transactions:
Payments received from contractowners	148,605	69,285	236,452	32,611	103,527	12,229
Transfers between Variable Investment Options including guaranteed interest account, net	(20,487)	67,925	53,397	2,214	11,140	80,331
Redemptions for contract benefits and terminations	(82,960)	—	(5,750)	(2,492)	(8,290)	(2,396)
Contract maintenance charges	(2,640)	(1,533)	(1,357)	(381)	(1,043)	(112)

Net increase (decrease) in net assets resulting from contractowners transactions	42,518	135,677	282,742	31,952	105,334	90,052

Net Increase (Decrease) in Net Assets	66,449	170,691	310,293	39,056	124,083	94,004
Net Assets — Beginning of Year or Period	298,306	127,615	57,125	18,069	97,651	3,647

Net Assets — End of Year or Period	$364,755	$298,306	$367,418	$57,125	$221,734	$97,651

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-57

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	1290 VT DOUBLELINE DYNAMIC ALLOCATION*		1290 VT EQUITY INCOME*		1290 VT GAMCO MERGERS & ACQUISITIONS*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$1,348	$1,670	$16,648	$24,138	$112	$3,296
Net realized gain (loss)	4,996	6,606	(118,951)	(21,964)	(8,732)	175
Net change in unrealized appreciation (depreciation) of investments	6,610	4,289	47,973	198,074	3,923	2,810

Net increase (decrease) in net assets resulting from operations	12,954	12,565	(54,330)	200,248	(4,697)	6,281

From Contractowners Transactions:
Payments received from contractowners	13,490	13,578	71,976	77,890	15,202	16,700
Transfers between Variable Investment Options including guaranteed interest account, net	36,351	(257)	(94,650)	77,317	(16,529)	(1,604)
Redemptions for contract benefits and terminations	(1,334)	(3,402)	(143,160)	(10,809)	(12,530)	(1,214)
Contract maintenance charges	(750)	(657)	(5,637)	(6,269)	(649)	(582)

Net increase (decrease) in net assets resulting from contractowners transactions	47,757	9,262	(171,471)	138,129	(14,506)	13,300

Net Increase (Decrease) in Net Assets	60,711	21,827	(225,801)	338,377	(19,203)	19,581
Net Assets — Beginning of Year or Period	87,407	65,580	1,132,122	793,745	80,915	61,334

Net Assets — End of Year or Period	$148,118	$87,407	$906,321	$1,132,122	$61,712	$80,915

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-58

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	1290 VT GAMCO SMALL COMPANY VALUE*		1290 VT SMALL CAP VALUE*(a)(b)	1290 VT SOCIALLY RESPONSIBLE*
	2020	2019	2020	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$18,429	$19,106	$15	$26,607	$29,357
Net realized gain (loss)	92,003	95,066	(1)	359,333	152,395
Net change in unrealized appreciation (depreciation) of investments	78,538	539,352	247	208,587	634,974

Net increase (decrease) in net assets resulting from operations	188,970	653,524	261	594,527	816,726

From Contractowners Transactions:
Payments received from contractowners	190,615	206,907	261	162,491	294,144
Transfers between Variable Investment Options including guaranteed interest account, net	(559,654)	19,641	675	(20,670)	(181,870)
Redemptions for contract benefits and terminations	(269,299)	(227,940)	—	(324,495)	(74,206)
Contract maintenance charges	(17,821)	(20,542)	(5)	(19,450)	(19,080)

Net increase (decrease) in net assets resulting from contractowners transactions	(656,159)	(21,934)	931	(202,124)	18,988

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 66	—	—	8	—	—

Net Increase (Decrease) in Net Assets	(467,189)	631,590	1,200	392,403	835,714
Net Assets — Beginning of Year or Period	3,477,095	2,845,505	—	3,547,036	2,711,322

Net Assets — End of Year or Period	$3,009,906	$3,477,095	$1,200	$3,939,439	$3,547,036

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.
(a)	1290 VT Small Cap Value replaced CharterSM Small Value Value due to a merger on June 12, 2020.
(b)	Units were made available on June 12, 2020.

FSA-59

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/AB SMALL CAP GROWTH*		EQ/AGGRESSIVE ALLOCATION*		EQ/ALL ASSET GROWTH ALLOCATION*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$688	$1,020	$61,381	$34,626	$4,327	$3,957
Net realized gain (loss)	139,242	25,146	217,418	233,016	11,587	13,818
Net change in unrealized appreciation (depreciation) of investments	218,932	128,528	82,110	219,805	21,257	46,910

Net increase (decrease) in net assets resulting from operations	358,862	154,694	360,909	487,447	37,171	64,685

From Contractowners Transactions:
Payments received from contractowners	66,672	67,790	459,885	333,548	45,028	64,328
Transfers between Variable Investment Options including guaranteed interest account, net	163,028	10,663	(194,930)	(187,099)	(2,396)	(201,079)
Redemptions for contract benefits and terminations	(24,726)	(43,911)	(465,076)	(208,471)	(9,094)	(53,264)
Contract maintenance charges	(5,642)	(4,512)	(15,860)	(15,965)	(2,034)	(2,925)

Net increase (decrease) in net assets resulting from contractowners transactions	199,332	30,030	(215,981)	(77,987)	31,504	(192,940)

Net Increase (Decrease) in Net Assets	558,194	184,724	144,928	409,460	68,675	(128,255)
Net Assets — Beginning of Year or Period	736,435	551,711	2,410,603	2,001,143	249,908	378,163

Net Assets — End of Year or Period	$1,294,629	$736,435	$2,555,531	$2,410,603	$318,583	$249,908

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-60

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/BLACKROCK BASIC VALUE EQUITY*		EQ/CAPITAL GROUP RESEARCH*		EQ/CLEARBRIDGE LARGE CAP GROWTH*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$30	$121	$7,633	$43,324	$(112)	$55
Net realized gain (loss)	544	12,804	1,439,879	1,421,088	79,942	40,215
Net change in unrealized appreciation (depreciation) of investments	(379)	(1,371)	339,019	744,523	77,105	91,548

Net increase (decrease) in net assets resulting from operations	195	11,554	1,786,531	2,208,935	156,935	131,818

From Contractowners Transactions:
Payments received from contractowners	756	3,131	343,704	364,736	75,411	69,974
Transfers between Variable Investment Options including guaranteed interest account, net	—	(57,585)	(237,157)	(245,513)	(53,576)	12,579
Redemptions for contract benefits and terminations	(5,708)	(17,186)	(1,507,361)	(697,242)	(72,452)	(53,191)
Contract maintenance charges	(11)	(594)	(49,977)	(49,269)	(4,211)	(3,744)

Net increase (decrease) in net assets resulting from contractowners transactions	(4,963)	(72,234)	(1,450,791)	(627,288)	(54,828)	25,618

Net Increase (Decrease) in Net Assets	(4,768)	(60,680)	335,740	1,581,647	102,107	157,436
Net Assets — Beginning of Year or Period	6,558	67,238	8,535,825	6,954,178	555,067	397,631

Net Assets — End of Year or Period	$1,790	$6,558	$8,871,565	$8,535,825	$657,174	$555,067

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-61

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/CONSERVATIVE ALLOCATION*		EQ/CONSERVATIVE-PLUS ALLOCATION*		EQ/CORE PLUS BOND*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$40,479	$30,545	$12,791	$17,637	$21,133	$18,808
Net realized gain (loss)	60,203	37,126	162	35,047	109,554	2,047
Net change in unrealized appreciation (depreciation) of investments	51,649	99,748	38,108	104,048	17,022	42,353

Net increase (decrease) in net assets resulting from operations	152,331	167,419	51,061	156,732	147,709	63,208

From Contractowners Transactions:
Payments received from contractowners	145,247	97,464	70,328	83,836	63,760	71,930
Transfers between Variable Investment Options including guaranteed interest account, net	361,701	(25,677)	191,574	46,417	(10,409)	16,552
Redemptions for contract benefits and terminations	(269,661)	(156,679)	(792,506)	(280,317)	(133,533)	(143,498)
Contract maintenance charges	(12,936)	(12,532)	(6,322)	(8,679)	(6,081)	(5,789)

Net increase (decrease) in net assets resulting from contractowners transactions	224,351	(97,424)	(536,926)	(158,743)	(86,263)	(60,805)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 66	—	—	—	(131)	—	—

Net Increase (Decrease) in Net Assets	376,682	69,995	(485,865)	(2,142)	61,446	2,403
Net Assets — Beginning of Year or Period	1,895,890	1,825,895	1,162,864	1,165,006	922,697	920,294

Net Assets — End of Year or Period	$2,272,572	$1,895,890	$676,999	$1,162,864	$984,143	$922,697

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-62

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/EQUITY 500 INDEX*		EQ/GLOBAL EQUITY MANAGED VOLATILITY*		EQ/INTERMEDIATE GOVERNMENT BOND*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$292,112	$406,225	$7,675	$20,346	$36,348	$60,428
Net realized gain (loss)	4,360,925	1,745,423	89,095	78,632	87,025	(7,083)
Net change in unrealized appreciation (depreciation) of investments	(753,162)	4,610,877	46,544	253,273	46,963	101,037

Net increase (decrease) in net assets resulting from operations	3,899,875	6,762,525	143,314	352,251	170,336	154,382

From Contractowners Transactions:
Payments received from contractowners	1,196,087	1,235,788	100,393	119,440	205,033	197,449
Transfers between Variable Investment Options including guaranteed interest account, net	(2,217,623)	41,030	(236,815)	(95,413)	674,573	168,975
Redemptions for contract benefits and terminations	(5,038,499)	(2,321,007)	(194,203)	(237,799)	(1,205,508)	(947,255)
Contract maintenance charges	(148,461)	(154,188)	(8,256)	(10,751)	(26,929)	(24,803)

Net increase (decrease) in net assets resulting from contractowners transactions	(6,208,496)	(1,198,377)	(338,881)	(224,523)	(352,831)	(605,634)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 66	(408)	(491)	—	—	—	—

Net Increase (Decrease) in Net Assets	(2,309,029)	5,563,657	(195,567)	127,728	(182,495)	(451,252)
Net Assets — Beginning of Year or Period	28,071,023	22,507,366	1,578,527	1,450,799	3,883,740	4,334,992

Net Assets — End of Year or Period	$25,761,994	$28,071,023	$1,382,960	$1,578,527	$3,701,245	$3,883,740

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-63

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*		EQ/INTERNATIONAL EQUITY INDEX*		EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$19,894	$32,070	$140,805	$227,722	$14	$13
Net realized gain (loss)	37,002	43,504	115,065	232,051	10	4,318
Net change in unrealized appreciation (depreciation) of investments	48,691	240,789	(61,456)	1,181,254	101	3,414

Net increase (decrease) in net assets resulting from operations	105,587	316,363	194,414	1,641,027	125	7,745

From Contractowners Transactions:
Payments received from contractowners	93,333	116,928	429,270	516,030	504	2,252
Transfers between Variable Investment Options including guaranteed interest account, net	(148,750)	(17,924)	(161,925)	(16,814)	—	(44,390)
Redemptions for contract benefits and terminations	(134,058)	(88,001)	(950,216)	(1,109,267)	—	(12,803)
Contract maintenance charges	(9,336)	(10,284)	(45,006)	(51,231)	(5)	(399)

Net increase (decrease) in net assets resulting from contractowners transactions	(198,811)	719	(727,877)	(661,282)	499	(55,340)

Net Increase (Decrease) in Net Assets	(93,224)	317,082	(533,463)	979,745	624	(47,595)
Net Assets — Beginning of Year or Period	1,727,674	1,410,592	8,695,523	7,715,778	590	48,185

Net Assets — End of Year or Period	$1,634,450	$1,727,674	$8,162,060	$8,695,523	$1,214	$590

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-64

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/JANUS ENTERPRISE*		EQ/JPMORGAN VALUE OPPORTUNITIES*		EQ/LARGE CAP GROWTH INDEX*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(137)	$(38)	$638	$681	$19,468	$9,743
Net realized gain (loss)	88,306	94,884	931	759	1,170,070	131,598
Net change in unrealized appreciation (depreciation) of investments	74,215	142,222	5,491	1,398	163,190	284,974

Net increase (decrease) in net assets resulting from operations	162,384	237,068	7,060	2,838	1,352,728	426,315

From Contractowners Transactions:
Payments received from contractowners	57,055	59,559	1,747	175	244,862	157,946
Transfers between Variable Investment Options including guaranteed interest account, net	183,278	(26,501)	—	57,585	4,562,513	(2,569)
Redemptions for contract benefits and terminations	(61,385)	(721,050)	—	—	(70,768)	(27,659)
Contract maintenance charges	(3,797)	(3,554)	(532)	(48)	(21,646)	(9,611)

Net increase (decrease) in net assets resulting from contractowners transactions	175,151	(691,546)	1,215	57,712	4,714,961	118,107

Net Increase (Decrease) in Net Assets	337,535	(454,478)	8,275	60,550	6,067,689	544,422
Net Assets — Beginning of Year or Period	485,352	939,830	60,618	68	1,742,087	1,197,665

Net Assets — End of Year or Period	$822,887	$485,352	$68,893	$60,618	$7,809,776	$1,742,087

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-65

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*		EQ/LARGE CAP VALUE MANAGED VOLATILITY*		EQ/MFS INTERNATIONAL GROWTH*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$2,058	$15,893	$108,867	$159,397	$4,379	$8,022
Net realized gain (loss)	1,106,325	387,202	1,251,442	825,905	108,305	(63,963)
Net change in unrealized appreciation (depreciation) of investments	(55,007)	648,127	(1,110,853)	858,700	12,846	263,647

Net increase (decrease) in net assets resulting from operations	1,053,376	1,051,222	249,456	1,844,002	125,530	207,706

From Contractowners Transactions:
Payments received from contractowners	195,236	207,966	311,264	313,998	95,948	91,127
Transfers between Variable Investment Options including guaranteed interest account, net	(812,958)	116,792	(490,493)	(86,123)	305,188	10,439
Redemptions for contract benefits and terminations	(874,205)	(227,477)	(1,306,914)	(848,324)	(110,323)	(604,392)
Contract maintenance charges	(24,352)	(23,647)	(42,507)	(47,947)	(4,885)	(4,665)

Net increase (decrease) in net assets resulting from contractowners transactions	(1,516,279)	73,634	(1,528,650)	(668,396)	285,928	(507,491)

Net Increase (Decrease) in Net Assets	(462,903)	1,124,856	(1,279,194)	1,175,606	411,458	(299,785)
Net Assets — Beginning of Year or Period	4,198,233	3,073,377	8,827,940	7,652,334	711,589	1,011,374

Net Assets — End of Year or Period	$3,735,330	$4,198,233	$7,548,746	$8,827,940	$1,123,047	$711,589

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-66

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/MID CAP INDEX*		EQ/MID CAP VALUE MANAGED VOLATILITY*		EQ/MODERATE ALLOCATION*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$8,967	$10,384	$60,075	$89,716	$634,750	$455,746
Net realized gain (loss)	48,826	33,658	306,896	516,724	1,302,608	1,373,608
Net change in unrealized appreciation (depreciation) of investments	90,500	130,992	(242,459)	928,769	1,243,312	2,039,234

Net increase (decrease) in net assets resulting from operations	148,293	175,034	124,512	1,535,209	3,180,670	3,868,588

From Contractowners Transactions:
Payments received from contractowners	130,308	124,239	193,665	253,731	4,238,220	4,347,080
Transfers between Variable Investment Options including guaranteed interest account, net	(128,888)	74,202	(279,014)	(30,054)	(1,287,512)	12,036
Redemptions for contract benefits and terminations	(156,683)	(10,676)	(985,273)	(649,756)	(4,194,075)	(2,901,439)
Contract maintenance charges	(6,152)	(5,347)	(33,193)	(39,349)	(203,063)	(195,487)

Net increase (decrease) in net assets resulting from contractowners transactions	(161,415)	182,418	(1,103,815)	(465,428)	(1,446,430)	1,262,190

Net Increase (Decrease) in Net Assets	(13,122)	357,452	(979,303)	1,069,781	1,734,240	5,130,778
Net Assets — Beginning of Year or Period	999,066	641,614	6,961,827	5,892,046	29,413,923	24,283,145

Net Assets — End of Year or Period	$985,944	$999,066	$5,982,524	$6,961,827	$31,148,163	$29,413,923

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-67

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/MODERATE-PLUS ALLOCATION*		EQ/MONEY MARKET*		EQ/PIMCO GLOBAL REAL RETURN*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$70,016	$41,919	$18,496	$144,593	$(58)	$3,421
Net realized gain (loss)	190,727	140,088	220	555	14,536	2,532
Net change in unrealized appreciation (depreciation) of investments	115,895	266,435	14	(437)	13,663	(4,539)

Net increase (decrease) in net assets resulting from operations	376,638	448,442	18,730	144,711	28,141	1,414

From Contractowners Transactions:
Payments received from contractowners	445,162	455,407	796,162	685,167	15,069	11,123
Transfers between Variable Investment Options including guaranteed interest account, net	(199,992)	(110,218)	5,576,114	(110,273)	645,955	57,481
Redemptions for contract benefits and terminations	(246,970)	(168,148)	(1,816,812)	(1,128,603)	(304,982)	(296)
Contract maintenance charges	(19,027)	(18,338)	(80,917)	(62,490)	(1,853)	(379)

Net increase (decrease) in net assets resulting from contractowners transactions	(20,827)	158,703	4,474,547	(616,199)	354,189	67,929

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 66	—	—	533	384	—	—

Net Increase (Decrease) in Net Assets	355,811	607,145	4,493,810	(471,104)	382,330	69,343
Net Assets — Beginning of Year or Period	2,794,644	2,187,499	9,364,886	9,835,990	95,436	26,093

Net Assets — End of Year or Period	$3,150,455	$2,794,644	$13,858,696	$9,364,886	$477,766	$95,436

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-68

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/PIMCO ULTRA SHORT BOND*		EQ/QUALITY BOND PLUS*		EQ/SMALL COMPANY INDEX*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$19,368	$51,312	$784	$910	$39,295	$45,691
Net realized gain (loss)	(6,585)	(5,147)	1,475	2	74,694	212,737
Net change in unrealized appreciation (depreciation) of investments	23,803	11,161	1,238	(517)	635,652	684,401

Net increase (decrease) in net assets resulting from operations	36,586	57,326	3,497	395	749,641	942,829

From Contractowners Transactions:
Payments received from contractowners	488,058	139,197	1,747	175	220,222	237,741
Transfers between Variable Investment Options including guaranteed interest account, net	(80,726)	15,250	—	51,371	(181,059)	(296,816)
Redemptions for contract benefits and terminations	(225,462)	(131,955)	—	—	(473,361)	(216,037)
Contract maintenance charges	(13,676)	(12,610)	(634)	(130)	(24,246)	(27,097)

Net increase (decrease) in net assets resulting from contractowners transactions	168,194	9,882	1,113	51,416	(458,444)	(302,209)

Net Increase (Decrease) in Net Assets	204,780	67,208	4,610	51,811	291,197	640,620
Net Assets — Beginning of Year or Period	2,294,854	2,227,646	58,785	6,974	4,492,086	3,851,466

Net Assets — End of Year or Period	$2,499,634	$2,294,854	$63,395	$58,785	$4,783,283	$4,492,086

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-69

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/T. ROWE PRICE GROWTH STOCK*		MULTIMANAGER CORE BOND*		MULTIMANAGER TECHNOLOGY*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(344)	$(235)	$27,151	$28,676	$7,616	$8,375
Net realized gain (loss)	68,525	37,560	68,009	8,893	2,177,108	877,397
Net change in unrealized appreciation (depreciation) of investments	415,013	286,768	(3,915)	55,075	920,763	1,173,075

Net increase (decrease) in net assets resulting from operations	483,194	324,093	91,245	92,644	3,105,487	2,058,847

From Contractowners Transactions:
Payments received from contractowners	168,924	147,339	87,302	127,771	309,671	298,607
Transfers between Variable Investment Options including guaranteed interest account, net	301,136	(14,667)	(517,547)	249,012	326,517	(152,296)
Redemptions for contract benefits and terminations	(101,871)	(301,273)	(144,273)	(69,866)	(1,024,312)	(1,030,259)
Contract maintenance charges	(10,286)	(7,855)	(8,784)	(8,275)	(43,191)	(37,845)

Net increase (decrease) in net assets resulting from contractowners transactions	357,903	(176,456)	(583,302)	298,642	(431,315)	(921,793)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 66	—	—	—	185	—	—

Net Increase (Decrease) in Net Assets	841,097	147,637	(492,057)	391,471	2,674,172	1,137,054
Net Assets — Beginning of Year or Period	1,273,770	1,126,133	1,526,536	1,135,065	6,934,442	5,797,388

Net Assets — End of Year or Period	$2,114,867	$1,273,770	$1,034,479	$1,526,536	$9,608,614	$6,934,442

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-70

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	TARGET 2015 ALLOCATION*		TARGET 2025 ALLOCATION*		TARGET 2035 ALLOCATION*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$15,960	$17,186	$35,716	$33,263	$19,367	$21,753
Net realized gain (loss)	26,441	42,834	111,999	118,452	98,434	56,363
Net change in unrealized appreciation (depreciation) of investments	31,659	77,998	97,782	220,514	48,819	204,706

Net increase (decrease) in net assets resulting from operations	74,060	138,018	245,497	372,229	166,620	282,822

From Contractowners Transactions:
Payments received from contractowners	(4)	—	(8)	—	2	71
Transfers between Variable Investment Options including guaranteed interest account, net	(214,876)	—	(53,682)	—	(10,701)	(2,556)
Redemptions for contract benefits and terminations	(51,424)	(25,092)	(97,852)	(371,776)	(259,865)	(118,456)
Contract maintenance charges	(5,057)	(6,178)	(13,382)	(14,198)	(9,898)	(10,418)

Net increase (decrease) in net assets resulting from contractowners transactions	(271,361)	(31,270)	(164,924)	(385,974)	(280,462)	(131,359)

Net Increase (Decrease) in Net Assets	(197,301)	106,748	80,573	(13,745)	(113,842)	151,463
Net Assets — Beginning of Year or Period	1,037,296	930,548	2,123,995	2,137,740	1,489,250	1,337,787

Net Assets — End of Year or Period	$839,995	$1,037,296	$2,204,568	$2,123,995	$1,375,408	$1,489,250

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-71

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	TARGET 2045 ALLOCATION*		TARGET 2055 ALLOCATION*		VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$27,345	$30,179	$2,202	$2,202	$79,081	$56,179
Net realized gain (loss)	107,694	70,435	5,453	1,063	208,299	31,141
Net change in unrealized appreciation (depreciation) of investments	128,618	324,822	14,352	32,766	(46,591)	92,579

Net increase (decrease) in net assets resulting from operations	263,657	425,436	22,007	36,031	240,789	179,899

From Contractowners Transactions:
Payments received from contractowners	(1)	(136)	—	—	126,036	88,591
Transfers between Variable Investment Options including guaranteed interest account, net	(96,389)	(30,665)	—	—	1,664,013	1,246,068
Redemptions for contract benefits and terminations	(186,485)	(40,336)	(17,500)	(3,585)	(755,117)	(555,271)
Contract maintenance charges	(13,451)	(13,831)	(1,209)	(1,310)	(20,202)	(13,200)

Net increase (decrease) in net assets resulting from contractowners transactions	(296,326)	(84,968)	(18,709)	(4,895)	1,014,730	766,188

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 66	—	—	—	(11)	—	—

Net Increase (Decrease) in Net Assets	(32,669)	340,468	3,298	31,125	1,255,519	946,087
Net Assets — Beginning of Year or Period	2,135,477	1,795,009	167,330	136,205	2,971,683	2,025,596

Net Assets — End of Year or Period	$2,102,808	$2,135,477	$170,628	$167,330	$4,227,202	$2,971,683

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-72

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$61,045	$50,153
Net realized gain (loss)	367,382	117,065
Net change in unrealized appreciation (depreciation) of investments	313,375	733,794

Net increase (decrease) in net assets resulting from operations	741,802	901,012

From Contractowners Transactions:
Payments received from contractowners	317,466	300,673
Transfers between Variable Investment Options including guaranteed interest account, net	(65,292)	948,015
Redemptions for contract benefits and terminations	(1,455,527)	(269,530)
Contract maintenance charges	(21,811)	(20,531)

Net increase (decrease) in net assets resulting from contractowners transactions	(1,225,164)	958,627

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 66	—	(15)

Net Increase (Decrease) in Net Assets	(483,362)	1,859,624
Net Assets — Beginning of Year or Period	4,505,960	2,646,336

Net Assets — End of Year or Period	$4,022,598	$4,505,960

The accompanying notes are an integral part of these financial statements.

FSA-73

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements

December 31, 2020

1.	Organization

Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, the “Funds” or “Accounts”) were established by Equitable Financial Life Insurance Company (“Equitable Financial” and formerly known as AXA Equitable Life Insurance Company), and were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of Equitable Financial. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity contracts issued by Equitable Financial for which the Accounts are the funding vehicles are Equi-Pen-Plus (“EPP”), Members Retirement Program (“MRP”), and Retirement Investment Account (“RIA”) (collectively, “the Plans”). Institutional Contracts reflects investments in Funds by Contractowners of group annuity contracts issued by Equitable Financial. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

Separate Account No. 66 consists of 56 Variable Investment Options. The Account invests in shares of mutual funds of 1290 Funds, EQ Premier VIP Trust (“VIP”), EQ Advisors Trust (“EQAT”), and Vanguard Funds (collectively “the Trusts”). The Trusts are open-end investment management companies that sell shares of a portfolio (“Portfolio”) of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, “the Trusts” refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

Separate Account No. 10, 4, and 3 present a Statement of Assets and Liabilities as of December 31, 2020, a Statement of Operations for the year ended December 31, 2020, a Statement of Changes in Net Assets for the years ended December 31, 2020 and 2019, and a Portfolio of Investments as of December 31, 2020. The Contractowners invest in Separate Accounts No. 10, 4 and 3 under the following respective names:

RIA	Pooled Separate Account Funds**
Separate Account No. 10	The AllianceBernstein Balanced Fund
Separate Account No. 4	The AllianceBernstein Common Stock Fund
Separate Account No. 3	The AllianceBernstein Mid Cap Growth Fund
MRP	Pooled Separate Account Funds**
Separate Account No. 10	The AllianceBernstein Balanced Fund
Separate Account No. 4	The AllianceBernstein Growth Equity Fund
Separate Account No. 3	The AllianceBernstein Mid Cap Growth Fund
EPP	Pooled Separate Account Funds**
Separate Account No. 10	The AllianceBernstein Balanced Fund
Separate Account No. 4	The AllianceBernstein Common Stock Fund
Institutional	Pooled Separate Account Funds**
Separate Account No. 10	Balanced Account
Separate Account No. 4	Growth Stock Account
Separate Account No. 3	Mid Cap Growth Stock Account

FSA-74

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

1.	Organization (Continued)

Separate Account No. 66 consists of the Variable Investment Options listed below. Separate Accounts No. 66 presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2020, a Statement of Operations for the year or period ended December 31, 2020, and a Statement of Changes in Net Assets for the years or periods ended December 31, 2020 and 2019, except as otherwise indicated below:

Separate Account No. 66:
RIA	EQ Advisors Trust*
	1290 VT Small Cap Value	EQ/Large Cap Growth Index
	1290 VT Socially Responsible	EQ/Large Cap Growth Managed Volatility
	EQ/AB Small Cap Growth	EQ/Large Cap Value Managed Volatility
	EQ/BlackRock Basic Value Equity	EQ/Mid Cap Index
	EQ/Capital Group Research(1)	EQ/Mid Cap Value Managed Volatility
	EQ/ClearBridge Large Cap Growth	EQ/Money Market EQ/Equity
	500 Index	EQ/Quality Bond PLUS
	EQ/Global Equity Managed Volatility	EQ/T. Rowe Price Growth Stock
	EQ/Intermediate Government Bond	Multimanager Technology
EQ/International Core Managed Volatility
	EQ/International Equity Index	EQ Premier VIP Trust*(3)
	EQ/International Value Managed Volatility	EQ/Core Plus Bond(5)
EQ/JPMorgan Value Opportunities
EQ/Large Cap Core Managed Volatility(2)
MRP	1290 Funds	EQ/Large Cap Value Managed Volatility
	1290 Retirement 2020	EQ/MFS International Growth
	1290 Retirement 2025	EQ/Mid Cap Index
	1290 Retirement 2030	EQ/Mid Cap Value Managed Volatility
	1290 Retirement 2035	EQ/Money Market
	1290 Retirement 2040	EQ/PIMCO Global Real Return
	1290 Retirement 2045	EQ/PIMCO Ultra Short Bond
	1290 Retirement 2050	EQ/Small Company Index
	1290 Retirement 2055	EQ/T. Rowe Price Growth Stock
	1290 Retirement 2060	Multimanager Core Bond
Multimanager Technology
EQ Advisors Trust*
	1290 VT DoubleLine Dynamic Allocation	EQ Premier VIP Trust*(3)
	1290 VT Equity Income	EQ/Core Plus Bond(5)
	1290 VT GAMCO Mergers and Acquisitions	EQ/Aggressive Allocation
	1290 VT GAMCO Small Company Value	EQ/Conservative Allocation
	1290 VT Socially Responsible	EQ/Conservative-Plus Allocation
	EQ/AB Small Cap Growth	EQ/Moderate Allocation
	EQ/All Asset Growth Allocation(4)	EQ/Moderate-Plus Allocation
	EQ/Capital Group Research(1)	Target 2015 Allocation
	EQ/ClearBridge Large Cap Growth	Target 2025 Allocation
	EQ/Equity 500 Index	Target 2035 Allocation
	EQ/Global Equity Managed Volatility	Target 2045 Allocation
	EQ/Intermediate Government Bond	Target 2055 Allocation
EQ/International Core Managed Volatility
	EQ/International Equity Index	Vanguard
	EQ/Janus Enterprise	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
	EQ/Large Cap Growth Index	Vanguard Variable Insurance Fund Total Stock Market Index Portfolio
EQ/Large Cap Growth Managed Volatility

*	An affiliate of Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
**	As defined in the respective Prospectus of the Plans.
(1)	Formerly known as EQ/Capital Guardian Research.
(2)	The account had no units at December 31, 2020 and 2019, thus the fund is excluded from all other sections of the financial statements.
(3)	Formerly known as AXA Premier VIP Trust.
(4)	Formerly known as All Asset Growth-Alt20
(5)	Formerly known as CharterSM Multi-Sector Bond

FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

1.	Organization (Concluded)

Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from Equitable Financial’s other assets and liabilities. All Contracts are issued by Equitable Financial. The assets of the Accounts are the property of Equitable Financial. However, the portion of the Accounts’ assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Financial may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract (“Contracts”) in connection with retirement savings on a tax-deferred basis.

The amount retained by Equitable Financial in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from Equitable Financial and (2) that portion, determined ratably, of the Account’s investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by Equitable Financial are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by Equitable Financial in the Account may be transferred at any time by Equitable Financial to its General Account (“General Account”). Equitable Financial’s General Account is subject to creditor rights.

Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by Equitable Financial to the Contractowners of the Variable Investment Options of the Account.

In the normal course of business, Equitable Financial may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Accounts. Based on experience, the risk of material loss is expected to be remote.

On April 15, 2019, the contracts of Separate Account No. 3 effected a 10 for 1 share split. Consequently, the share split increased the units outstanding by a split factor of 10:1 and with a corresponding decrease in unit value per share. This transition did not impact the net assets of the contracts. The per share data presented in Notes 7 and 8 have been retroactively adjusted to reflect the share split.

2.	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Adoption of New Accounting Pronouncements for Separate Accounts No. 10, 4 and 3:

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13 Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement. Amendments in this ASU impact the fair value disclosure requirements, including the removal, modification and addition to existing disclosure requirements. The new standard is effective for fiscal years beginning after December 15, 2019, however early adoption is permitted, with the option to early adopt amendments to remove or modify disclosures, with full adoption of additional disclosure requirements delayed until the stated effective date. Equitable Financial adopted all provisions of ASU 2018-13 effective January 1, 2020.

Accounting policies specific to Separate Accounts No. 10, 4 and 3:

Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by Equitable Financial’s investment officers.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

2.	Significant Accounting Policies (Continued)

U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non- U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. Other assets that do not have a readily available market price are valued at fair value as determined in good faith by Equitable Financial’s investment officers.

Investment Transactions:

Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under “Realized and Unrealized Gain (Loss) on Investments” in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

Futures and Forward Contracts:

Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account’s securities against anticipated future changes in interest rates that might adversely affect the value of an Account’s securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2020, the average monthly notional value of futures contracts held in Separate Account No. 4 was $801,536. All futures contracts were related to equity contracts. For the year ended December 31, 2020, Separate Account No. 10 did not enter into any futures contracts. Separate Account No. 3 does not enter into futures contracts.

FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

2.	Significant Accounting Policies (Continued)

When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts’ basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings, but did not enter into any forward currency contracts during the year ended December 31, 2020. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions.

Market and Credit Risk:

Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts’ exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts’ futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

Contracts in Payout:

Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1951 GA, the 1971 GAM, the 1983 GAM, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 8.75 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. Equitable Financial retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

Other assets and liabilities:

Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

Contract Payments and Withdrawals:

Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

Taxes:

The operations of the Account are included in the federal income tax return of Equitable Financial, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Financial is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, Equitable Financial retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

2	.Significant Accounting Policies (Concluded)

Foreign Taxes:

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Accounting policies specific to Separate Account No. 66:

Investments:

Investments are made in shares of the Portfolios and the fair values of investments are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

Due to and Due from:

Receivable/payable for policy-related transactions represent amounts due to/from Equitable Financial’s General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

Contract Payments and Transfers:

Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of Equitable Financial’s General Account.

Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. Equitable Financial is required by state insurance laws to set aside additional assets in Equitable Financial’s General Account to provide for other policy benefits. Equitable Financial’s General Account is subject to creditor rights.

Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

Taxes:

The operations of the Account are included in the federal income tax return of Equitable Financial, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Financial is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, Equitable Financial retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

3.	Fair Value Disclosures

Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

The Advisor has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedure established by the Advisor and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Advisor’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Advisor’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing

FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

3.	Fair Value Disclosures (Continued)

policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Advisor’s prices).

For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year for Separate Account No. 66.

For Separate Accounts No. 10, 4, and 3, assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

	Fair Value Measurements as of December 31, 2020
	Level 1
	Separate Account No.10	Separate Account No.4	Separate Account No.3
Assets
Investments:
Common stocks
Communication services	$943,735	$11,482,228	$—
Consumer discretionary	1,270,070	17,483,580	2,685,535
Consumer staples	456,337	4,641,039	1,244,337
Energy	100,922	75,724	—
Financials	925,332	2,025,646	1,651,145
Health Care	1,227,130	13,891,787	4,919,417
Industrials	1,081,588	4,501,093	—
Information Technology	2,646,778	46,097,493	651,064
Materials & processing	266,606	797,975	460,460
Producer Durables	—	—	4,169,176
Real estate	179,997	1,666,765	—
Technology	—	—	9,906,240
Utilities	91,385	16,897	416,161

Total common stocks	9,189,880	102,680,227	26,103,535

Other financial instruments:
Futures Contracts(1)	—	17,944	—
Rights	2,380	—	—

Total other financial instruments	2,380	17,944	—

Total Level 1	$9,192,260	$102,698,171	$26,103,535

FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

3.	Fair Value Disclosures (Concluded)

	Level 2
	Separate Account No.10	Separate Account No.4	Separate Account No.3
Assets
Investments:
Fixed Maturities, available for sale
Corporate	$2,316,737	$—	$—
U.S. Treasury, government and agency	4,467,310	—	—
States and political subdivision	106,106	—	—
Commercial mortgage-backed	111,844	—	—
Mortgage Pass-Throughs	1,556,365	—	—
Asset- backed	3,400	—	—

Total fixed maturities, available for sale	8,561,762	—	—

Common stocks
Communication services	189,525	—	—
Consumer discretionary	368,713	—	—
Consumer staples	427,889	—	—
Energy	163,413	—	—
Financials	725,561	—	—
Health Care	419,668	—	—
Industrials	415,938	—	—
Information Technology	278,401	—	—
Materials & processing	417,075	—	—
Utilities	179,055	—	—

Total common stocks	3,585,238	—	—

Short-term investments
U.S. Treasury, government and agency	416,446	—	—

Total short-term investments	416,446	—	—

Total Level 2	$12,563,446	$—	$—

The table below presents a reconciliation for all Level 3 assets as of December 31, 2020:

Level 3 Instruments Fair Value Measurements Separate Account No. 10 Rights
Balance, December 31, 2019	$72
Total gains (losses) realized and unrealized, included in:
Earnings as:
Net amortization/accretion	—

Subtotal	72

Current realized in earnings	4
Change in unrealized loss	16
Sales	(92)

Balance, December 31, 2020	$—

(1)	Only variation margin receivable/(payable) at year end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized depreciation of futures contracts as reported in the portfolio of investments.

FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

4.	Purchases and Sales of Portfolios

Investment Security Transactions:

For the year ended December 31, 2020, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4, and 3:

	Purchases		Sales
Fund	Stocks and Debt Securities	U.S. Government and Agencies	Stocks and Debt Securities	U.S. Government and Agencies
Separate Account No. 10	$12,033,457	$6,258,099	$16,189,205	$5,777,429
Separate Account No. 4	22,639,154	—	40,350,097	—
Separate Account No. 3	11,922,949	—	18,346,359	—

The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2020 were as follows for Separate Account No. 66:

	Purchases	Sales
1290 RETIREMENT 2020	$250,568	$39,705
1290 RETIREMENT 2025	442,017	339,228
1290 RETIREMENT 2030	499,056	6,816
1290 RETIREMENT 2035	349,420	264,143
1290 RETIREMENT 2040	253,489	144,757
1290 RETIREMENT 2045	285,384	46,807
1290 RETIREMENT 2050	150,532	99,216
1290 RETIREMENT 2055	309,300	17,410
1290 RETIREMENT 2060	120,784	9,254
1290 VT DOUBLELINE DYNAMIC ALLOCATION	70,166	15,999
1290 VT EQUITY INCOME	89,950	243,097
1290 VT GAMCO MERGERS & ACQUISITIONS	49,179	63,577
1290 VT GAMCO SMALL COMPANY VALUE	313,790	884,001
1290 VT SMALL CAP VALUE	277	5
1290 VT SOCIALLY RESPONSIBLE	977,875	1,028,560
EQ/AB SMALL CAP GROWTH	451,418	89,638
EQ/AGGRESSIVE ALLOCATION	623,250	612,080
EQ/ALL ASSET GROWTH ALLOCATION	60,298	14,504
EQ/BLACKROCK BASIC VALUE EQUITY	908	5,719
EQ/CAPITAL GROUP RESEARCH	909,474	1,861,973
EQ/CLEARBRIDGE LARGE CAP GROWTH	150,200	152,646
EQ/CONSERVATIVE ALLOCATION	622,057	301,078
EQ/CONSERVATIVE-PLUS ALLOCATION	420,093	907,198
EQ/CORE PLUS BOND	831,403	858,627
EQ/EQUITY 500 INDEX	2,376,721	7,748,326
EQ/GLOBAL EQUITY MANAGED VOLATILITY	214,844	473,804
EQ/INTERMEDIATE GOVERNMENT BOND	1,649,289	1,942,096
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	138,756	286,479
EQ/INTERNATIONAL EQUITY INDEX	1,204,199	1,771,403
EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	530	7
EQ/JANUS ENTERPRISE	329,108	76,917
EQ/JPMORGAN VALUE OPPORTUNITIES	3,329	488
EQ/LARGE CAP GROWTH INDEX	8,627,078	3,444,410
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	902,361	1,855,050
EQ/LARGE CAP VALUE MANAGED VOLATILITY	1,255,061	2,255,424
EQ/MFS INTERNATIONAL GROWTH	761,949	378,057
EQ/MID CAP INDEX	216,855	314,477

FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

4.	Purchases and Sales of Portfolios (Concluded)

	Purchases	Sales
EQ/MID CAP VALUE MANAGED VOLATILITY	$673,635	$1,525,811
EQ/MODERATE ALLOCATION	5,077,361	4,373,431
EQ/MODERATE-PLUS ALLOCATION	698,311	441,129
EQ/MONEY MARKET	25,397,814	20,904,270
EQ/PIMCO GLOBAL REAL RETURN	721,443	359,289
EQ/PIMCO ULTRA SHORT BOND	612,376	424,590
EQ/QUALITY BOND PLUS	3,946	610
EQ/SMALL COMPANY INDEX	601,711	861,486
EQ/T. ROWE PRICE GROWTH STOCK	766,902	351,462
MULTIMANAGER CORE BOND	503,718	1,039,769
MULTIMANAGER TECHNOLOGY	3,624,293	2,609,122
TARGET 2015 ALLOCATION	56,677	271,639
TARGET 2025 ALLOCATION	115,740	165,478
TARGET 2035 ALLOCATION	49,022	280,919
TARGET 2045 ALLOCATION	66,624	296,754
TARGET 2055 ALLOCATION	3,054	18,741
VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	3,430,289	2,336,172
VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	2,790,581	3,835,085

5.	Expenses and Related Party Transactions

In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. 1290 Funds issue Class A, Class I, Class R and Class T shares. EQAT issues Class IA, Class IB and Class K shares and VIP issues Class A, Class B and Class K shares. All share classes issued by 1290 Funds, EQAT and VIP are subject to fees for investment management, administration and other Portfolio expenses. Class A, Class IA, Class B, Class IB, Class R and Class T shares are also subject to distribution fees imposed under distribution plans (“Distribution Plans”) and adopted by 1290 Funds, EQAT and VIP in the manner prescribed under Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the 1290 Trust, on behalf of each related Portfolio, may charge an annual distribution fee (“12b-1 fee”) of 0.25% of the average daily net assets of a Portfolio attributable to its Class A and Class T shares and 0.50% of the average daily net assets of a Portfolio attributable to its Class R shares. The Distributions Plans also provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum 12b-1 fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A, Class IA, Class B and Class IB shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Options invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

EQAT and VIP, on behalf of each Portfolio, have entered into distribution agreements with Equitable Distributors, LLC (“Equitable Distributors” and formerly known as AXA Distributors, LLC), a wholly-owned subsidiary of Equitable Financial and an affiliate of Equitable Investment Management Group, LLC (“EIM” and formerly known as AXA Equitable Funds Management Group, LLC). The Distribution Plans provide that Equitable Distributors will be entitled to receive a maximum 12b-1 fee as described above.

EIM, a wholly-owned subsidiary of Equitable Financial serves as investment adviser of the Portfolios of 1290 Funds, EQAT and VIP. EIM either (1) directly manages the Portfolios or (2) contracts with and oversees the activities of the investment sub-advisers with respect to the Portfolios. EIM receives management fees for services performed in its capacity as investment adviser of the Portfolios of 1290 Funds, EQAT and VIP, and pays fees to the sub-advisers for sub-advisory services to the respective Portfolios. EIM also serves as administrator of the Portfolios of 1290 Funds, EQAT and VIP. As the administrator, FMG LLC either (1) carries out its responsibilities directly or (2) through sub-contracting with third-party providers. FMG LLC receives administrative fees for services performed in its capacity as administrator of the

FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

5.	Expenses and Related Party Transactions (Concluded)

Portfolios of 1290 Funds, EQAT and VIP. Expenses of the Portfolios of 1290 Funds, EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.31% to a high of 1.31% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of 1290 Funds, EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

Equitable Financial, Equitable Advisors, LLC (“Equitable Advisors” and formerly known as AXA Equitable Advisors, LLC) or Equitable Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options’ investment in the Portfolios. For the year ended December 31, 2020, there were no 12b-1 fees or additional payments from the unaffiliated portfolio. Equitable Advisors or Equitable Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers’ respective Portfolios.

AllianceBernstein L.P. (“AllianceBernstein”) serves as an investment advisor for the EQ/AB Small Cap Growth; EQ/Equity 500 Index; EQ/International Equity Index; EQ/Large Cap Growth Index; EQ/Mid Cap Index; EQ/Small Company Index and Separate Accounts No. 10, 4 and 3; as well as a portion of EQ/Large Cap Value Managed Volatility, EQ/Quality Bond PLUS, and Multimanager Technology. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by Equitable Holdings, Inc.

Equitable Advisors is an affiliate of Equitable Financial, and a distributor and principal underwriter of the policies (“Contracts”). Equitable Advisors is registered with the Securities and Exchange Commission (“SEC”) as a broker- dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Contracts are sold by financial professionals who are registered representatives of Equitable Advisors and licensed insurance agents of Equitable Network, LLC (“ Equitable Network” and formerly known as AXA Equitable Network, LLC) or its subsidiaries (affiliates of Equitable Financial). Equitable Advisors receives commissions and other service-related payments under its distribution agreement with Equitable Financial and its networking agreement with Equitable Network.

In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, Equitable Financial, AllianceBernstein, and Equitable Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the Equitable Financial Funds’ portfolio transactions.

Equitable Financial serves as the transfer agent for EQAT and VIP.

6.	Reorganization

In June 2020, pursuant to the Plan of Reorganization and Termination as approved by contractholders, certain Portfolio (“Surviving Portfolio”) acquired the net assets of other Portfolio (“Removed Portfolio”). Correspondingly, the Variable Investment Option that invested in the Removed Portfolio was replaced with the Variable Investment Option that invests in the Surviving Portfolio.

	Removed Portfolio	Surviving Portfolio

June 12, 2020	CHARTERSM SMALL CAP VALUE	1290 VT SMALL CAP VALUE
Share Class	Class B	Class IB
Shares	50	83
Net Asset Value	$13.46	$8.05
Net Assets Before Merger	$672	$—
Net Assets After Merger	$—	$672
Unrealized Loss	$(135)

There were no reorganizations within the Variable Investment Options of the Account during the year ended December 31, 2019.

FSA-85

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

7.	Asset-based Charges and Contractowner Charges

Charges and fees relating to the Portfolios are paid to Equitable Financial and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value.

RIA

Charges and fees relating to the Portfolios are paid to Equitable Financial and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

Investment Management Fee:

An effective annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund, and an effective annual rate of 0.30% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

Administrative Fees:

Contracts investing in the Portfolios are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value. These fees may include:

Ongoing Operations Fee — An expense charge is made based on the combined net balances of each fund. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value. For employer plans which adopted RIA after February 9, 1986, the monthly rate ranges are summarized in the table below:

Combined balance of investment options	Monthly Rate
First $150,000	1/12 of 1.25%
Next $350,000	1/12 of 1.00%
Next $500,000	1/12 of 0.75%
Next $1,500,000	1/12 of 0.50%
Over $2,500,000	1/12 of 0.25%

Participant Recordkeeping Services Charge — Employers electing RIA’s optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

Contingent Withdrawal Charge — Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6.00% of the total plan assets withdrawn and is deducted as a liquidation of Portfolio units.

Loan Fee — A loan fee equal to 1.00% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

Operating and Expense Charges:

In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

FSA-86

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

7.	Asset-based Charges and Contractowner Charges (Continued)

MRP

Charges and fees relating to the Portfolios paid to Equitable Financial are deducted in accordance with the terms of the various contracts which participate in the Portfolios. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to Equitable Financial. Fees with respect to the Members Retirement Program contracts are as follows:

•

Program Expense Charge — Equitable Financial assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. Equitable Financial determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. Prior to May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.80% of the next $250,000 and (iii) 0.65% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.70% of the next $250,000 and (iii) 0.55% of the excess over $500,000. Effective May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.65% of the next $250,000 and (iii) 0.50% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.55% of the next $250,000 and (iii) 0.40% of the excess over $500,000.

•

Investment Management Fees — An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

•

Direct Operating and Other Expenses — In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

•	A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

EPP

Charges and fees relating to the Funds are paid to Equitable Financial and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales- related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

Investment Management Fee:

An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

Administrative Fees:

Ongoing Operations Fee — An expense charge is made based on each client’s combined balance of Master Plan and Trust net assets in the Funds and Equitable Financial’s Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

Participant Recordkeeping Services Charge — Employers electing Equi-Pen-Plus’s optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

FSA-87

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

7.	Asset-based Charges and Contractowner Charges (Concluded)

Withdrawal Charge — A charge is applied if the client terminates plan participation in the Master Retirement Trust (“Master Trust”) and if the client transfers assets to another funding agency before the fifth anniversary of the date Equitable Financial accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

For Termination Occurring In:	Withdrawal Charge:
Years 1 and 2	3% of all Master Trust assets
Years 3 and 4	2% of all Master Trust assets
Year 5	1% of all Master Trust assets
After Year 5	No Withdrawal Charge

Operating and Expense Charges:

In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

Institutional

Asset Management Fees

Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client’s aggregate interest in Equitable Financial’s Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

Each Client’s Aggregate Interest	Annual Rate
Minimum Fee	$5,000
First $2 million	0.85 of 1%
Next $3 million	0.60 of 1%
Next $5 million	0.40 of 1%
Next $15 million	0.30 of 1%
Next $75 million	0.25 of 1%
Excess over $100 million	0.20 of 1%

Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

Asset management fees are paid to Equitable Financial. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

Administrative Fees

Certain client contracts provide for a fee for administrative services to be paid directly to Equitable Financial. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

Operating and Expense Charges

In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset- based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

FSA-88

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

8.	Changes in Units Outstanding

Accumulation units issued and redeemed for the years ended of December 31, 2020 and December 31, 2019 were (in thousands):

Separate Accounts No. 10, 4 and 3:

	AllianceBernstein Balanced Fund		AllianceBernstein Common Stock Fund		AllianceBernstein Mid Cap Growth Fund
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
RIA
Issued	—	—	—	—	—	—
Redeemed	—	(2)	—	—	(3)	(6)

Net Decrease	—	(2)	—	—	(3)	(6)

	AllianceBernstein Balanced Fund		AllianceBernstein Growth Equity Fund		AllianceBernstein Mid Cap Growth Fund
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
MRP
Issued	13	11	9	2	354	106
Redeemed	(62)	(30)	(18)	(6)	(624)	(290)

Net Decrease	(49)	(19)	(9)	(4)	(270)	(184)

	AllianceBernstein Balanced Fund		AllianceBernstein Common Stock Fund
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
EPP
Issued	—	—	—	—
Redeemed	—	(1)	—	(1)

Net Decrease	—	(1)	—	(1)

	Balanced Account		Growth Stock Account		Mid Cap Growth Stock Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Institutional
Issued	—	—	—	—	—	—
Redeemed	—	—	—	(1)	—	—

Net Decrease	—	—	—	(1)	—	—

Separate Account No. 66:

	1290 VT SMALL CAP VALUE		1290 VT SOCIALLY RESPONSIBLE		EQ/AB SMALL CAP GROWTH		EQ/BLACKROCK BASIC VALUE EQUITY		EQ/CAPITAL GROUP RESEARCH
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
RIA
Net Issued	—	—	—	—	—	—	—	—	—	—
Net Redeemed	—	—	—	—	—	—	—	—	—	—

Net Increase /(Decreased)	—	—	—	—	—	—	—	—	—	—

FSA-89

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

8.	Changes in Units Outstanding (Continued)

	EQ/CLEARBRIDGE LARGE CAP GROWTH		EQ/CORE PLUS BOND		EQ/EQUITY 500 INDEX		EQ/GLOBAL EQUITY MANAGED VOLATILITY		EQ/INTERMEDIATE GOVERNMENT BOND
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
RIA
Net Issued	—	—	—	—	—	1	—	—	—	—
Net Redeemed	—	—	—	—	—	(1)	—	—	—	—

Net Increase /(Decreased)	—	—	—	—	—	—	—	—	—	—

	EQ/INTERNATIONAL CORE MANAGED VOLATILITY		EQ/INTERNATIONAL EQUITY INDEX		EQ/INTERNATIONAL VALUE MANAGED VOLATILITY		EQ/JPMORGAN VALUE OPPORTUNITIES		EQ/LARGE CAP GROWTH INDEX
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
RIA
Net Issued	—	—	—	—	—	—	—	—	—	—
Net Redeemed	—	—	—	(1)	—	—	—	—	—	—

Net Increase /(Decreased)	—	—	—	(1)	—	—	—	—	—	—

	EQ/LARGE CAP GROWTH MANAGED VOLATILITY		EQ/LARGE CAP VALUE MANAGED VOLATILITY		EQ/MID CAP INDEX		EQ/MID CAP VALUE MANAGED VOLATILITY		EQ/MONEY MARKET
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
RIA
Net Issued	—	—	—	—	—	—	—	—	—	—
Net Redeemed	—	—	—	(3)	—	—	—	—	—	—

Net Increase /(Decreased)	—	—	—	(3)	—	—	—	—	—	—

	EQ/QUALITY BOND PLUS		EQ/T. ROWE PRICE GROWTH STOCK		MULTIMANAGER TECHNOLOGY
	2020	2019	2020	2019	2020	2019
RIA
Net Issued	—	—	—	—	—	—
Net Redeemed	—	—	—	—	—	—

Net Increase /(Decreased)	—	—	—	—	—	—

	1290 RETIREMENT 2020		1290 RETIREMENT 2025		1290 RETIREMENT 2030		1290 RETIREMENT 2035		1290 RETIREMENT 2040
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
MRP
Net Issued	20	33	35	40	40	22	29	27	22	25
Net Redeemed	(4)	(4)	(29)	(9)	(1)	(1)	(24)	(1)	(13)	(7)

Net Increase /(Decreased)	16	29	6	31	39	21	5	26	9	18

FSA-90

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

8.	Changes in Units Outstanding (Continued)

	1290 RETIREMENT 2045		1290 RETIREMENT 2050		1290 RETIREMENT 2055		1290 RETIREMENT 2060		1290 VT DOUBLELINE DYNAMIC ALLOCATION
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
MRP
Net Issued	23	10	13	12	26	3	10	8	4	12
Net Redeemed	(4)	—	(9)	—	(2)	—	(1)	—	(1)	(11)

Net Increase /(Decreased)	19	10	4	12	24	3	9	8	3	1

	1290 VT EQUITY INCOME		1290 VT GAMCO MERGERS & ACQUISITIONS		1290 VT GAMCO SMALL COMPANY VALUE		1290 VT SOCIALLY RESPONSIBLE		EQ/AB SMALL CAP GROWTH
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
MRP
Net Issued	4	11	4	2	8	9	35	16	13	12
Net Redeemed	(13)	(4)	(5)	(1)	(29)	(10)	(47)	(15)	(4)	(9)

Net Increase /(Decreased)	(9)	7	(1)	1	(21)	(1)	(12)	1	9	3

	EQ/AGGRESSIVE ALLOCATION		EQ/ALL ASSET GROWTH ALLOCATION		EQ/CAPITAL GROUP RESEARCH		EQ/CLEARBRIDGE LARGE CAP GROWTH		EQ/ CONSERVATIVE ALLOCATION
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
MRP
Net Issued	23	28	3	14	8	7	4	4	37	37
Net Redeemed	(35)	(32)	(1)	(27)	(34)	(21)	(6)	(2)	(21)	(44)

Net Increase /(Decreased)	(12)	(4)	2	(13)	(26)	(14)	(2)	2	16	(7)

	EQ/ CONSERVATIVE- PLUS ALLOCATION		EQ/CORE PLUS BOND		EQ/EQUITY 500 INDEX		EQ/GLOBAL EQUITY MANAGED VOLATILITY		EQ/INTERMEDIATE GOVERNMENT BOND
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
MRP
Net Issued	26	20	64	22	62	54	7	8	118	26
Net Redeemed	(62)	(31)	(70)	(27)	(301)	(86)	(25)	(19)	(144)	(74)

Net Increase /(Decreased)	(36)	(11)	(6)	(5)	(239)	(32)	(18)	(11)	(26)	(48)

	EQ/ INTERNATIONAL CORE MANAGED VOLATILITY		EQ/ INTERNATIONAL EQUITY INDEX		EQ/JANUS ENTERPRISE		EQ/LARGE CAP GROWTH INDEX		EQ/LARGE CAP GROWTH MANAGED VOLATILITY
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
MRP
Net Issued	6	9	43	31	13	4	249	10	17	18
Net Redeemed	(20)	(9)	(76)	(50)	(4)	(40)	(105)	(6)	(94)	(13)

Net Increase /(Decreased)	(14)	—	(33)	(19)	9	(36)	144	4	(77)	5

FSA-91

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

8.	Changes in Units Outstanding ((Concluded)

	EQ/LARGE CAP VALUE MANAGED VOLATILITY		EQ/MFS INTERNATIONAL GROWTH		EQ/MID CAP INDEX		EQ/MID CAP VALUE MANAGED VOLATILITY		EQ/MODERATE ALLOCATION
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
MRP
Net Issued	30	15	38	16	8	11	13	9	193	235
Net Redeemed	(96)	(19)	(23)	(49)	(14)	(2)	(50)	(24)	(285)	(147)

Net Increase /(Decreased)	(66)	(4)	15	(33)	(6)	9	(37)	(15)	(92)	88

	EQ/MODERATE- PLUS ALLOCATION		EQ/MONEY MARKET		EQ/PIMCO GLOBAL REAL RETURN		EQ/PIMCO ULTRA SHORT BOND		EQ/SMALL COMPANY INDEX
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
MRP
Net Issued	25	36	2,459	298	62	24	47	37	12	7
Net Redeemed	(27)	(25)	(2,025)	(358)	(31)	(18)	(33)	(37)	(25)	(16)

Net Increase /(Decreased)	(2)	11	434	(60)	31	6	14	—	(13)	(9)

	EQ/T. ROWE PRICE GROWTH STOCK		MULTIMANAGER CORE BOND		MULTIMANAGER TECHNOLOGY		TARGET 2015 ALLOCATION		TARGET 2025 ALLOCATION
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
MRP
Net Issued	23	14	39	50	32	8	—	—	1	—
Net Redeemed	(13)	(22)	(87)	(23)	(44)	(27)	(19)	(2)	(10)	(27)

Net Increase /(Decreased)	10	(8)	(48)	27	(12)	(19)	(19)	(2)	(9)	(27)

	TARGET 2035 ALLOCATION		TARGET 2045 ALLOCATION		TARGET 2055 ALLOCATION		VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO		VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
MRP
Net Issued	—	—	—	—	—	—	286	119	216	132
Net Redeemed	(16)	(9)	(17)	(5)	(2)	—	(200)	(49)	(310)	(48)

Net Increase /(Decreased)	(16)	(9)	(17)	(5)	(2)	—	86	70	(94)	84

The — on the Changes in Units section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

FSA-92

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

9.	Financial Highlights

Equitable Financial issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through Equitable Financial are RIA, MRP, and EPP (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by Equitable Financial. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio***
SEPARATE ACCOUNT NO. 10

AllianceBernstein Balanced Fund
December 31, 2020	RIA* - contract charge 0.50% (a)	$458.85	2		$998	2.08%	13.63%	0.86%
December 31, 2019	RIA* - contract charge 0.50% (a)	$403.81	2		$884	2.61%	18.45%	0.62%
December 31, 2018	RIA* - contract charge 0.50% (a)	$340.92	4		$1,365	2.66%	(4.47)%	0.64%
December 31, 2017	RIA* - contract charge 0.50% (a)	$356.88	3		$1,114	2.49%	13.72%	0.63%
December 31, 2016	RIA* - contract charge 0.50% (a)	$313.83	4		$1,273	2.72%	6.88%	0.68%

December 31, 2020	MRP* - contract charge 0.50% (a)	$109.78	184		$20,186	2.08%	13.63%	0.86%
December 31, 2019	MRP* - contract charge 0.50% (a)	$96.61	233		$22,540	2.61%	18.44%	0.62%
December 31, 2018	MRP* - contract charge 0.50% (a)	$81.57	252		$20,541	2.66%	(4.47)%	0.64%
December 31, 2017	MRP* - contract charge 0.50% (a)	$85.39	287		$24,512	2.49%	13.72%	0.63%
December 31, 2016	MRP* - contract charge 0.50% (a)	$75.09	324		$24,339	2.72%	6.86%	0.68%

December 31, 2020	EPP* - contract charge 0.25% (a)	$490.50	—(b	)	$133	2.08%	13.92%	0.61%
December 31, 2019	EPP* - contract charge 0.25% (a)	$430.58	—(b	)	$127	2.61%	18.74%	0.37%
December 31, 2018	EPP* - contract charge 0.25% (a)	$362.61	1		$205	2.66%	(4.23)%	0.39%
December 31, 2017	EPP* - contract charge 0.25% (a)	$378.63	1		$246	2.49%	14.00%	0.38%
December 31, 2016	EPP* - contract charge 0.25% (a)	$332.13	1		$210	2.72%	7.15%	0.43%

Balanced Account
December 31, 2020	Institutional	$52,435.78	—(b	)	$34	2.08%	14.20%	0.36%
December 31, 2019	Institutional	$45,915.42	—(b	)	$30	2.61%	19.04%	0.12%
December 31, 2018	Institutional	$38,570.01	—(b	)	$26	2.66%	(3.99)%	0.14%
December 31, 2017	Institutional	$40,173.25	—(b	)	$29	2.49%	14.29%	0.13%
December 31, 2016	Institutional	$35,151.35	—(b	)	$26	2.72%	7.41%	0.18%

SEPARATE ACCOUNT NO. 4
AllianceBernstein Common Stock Fund
December 31, 2020	RIA* - contract charge 0.08% (a)	$4,068.32	1		$4,113	1.01%	38.13%	0.16%
December 31, 2019	RIA* - contract charge 0.08% (a)	$2,945.37	1		$3,358	1.28%	36.02%	0.17%
December 31, 2018	RIA* - contract charge 0.08% (a)	$2,165.33	1		$3,118	1.46%	(1.80)%	0.17%
December 31, 2017	RIA* - contract charge 0.08% (a)	$2,205.03	2		$3,363	1.46%	30.05%	0.17%
December 31, 2016	RIA* - contract charge 0.08% (a)	$1,695.51	2		$3,057	1.64%	6.90%	0.19%

December 31, 2020	EPP* - contract charge 0.08% (a)	$4,221.28	—(b	)	$1,617	1.01%	38.13%	0.16%
December 31, 2019	EPP* - contract charge 0.08% (a)	$3,056.11	—(b	)	$1,204	1.28%	36.02%	0.17%
December 31, 2018	EPP* - contract charge 0.08% (a)	$2,246.74	1		$1,355	1.46%	(1.80)%	0.17%
December 31, 2017	EPP* - contract charge 0.08% (a)	$2,287.93	1		$1,606	1.46%	30.05%	0.17%
December 31, 2016	EPP* - contract charge 0.08% (a)	$1,759.26	1		$1,409	1.64%	6.90%	0.19%

FSA-93

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

9.	Financial Highlights (Continued)

		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio***
AllianceBernstein Growth Equity Fund
December 31, 2020	MRP* - contract charge 0.30% (a)	$1,559.94	26		$41,320	1.01%	37.82%	0.38%
December 31, 2019	MRP* - contract charge 0.30% (a)	$1,131.88	35		$39,515	1.28%	35.72%	0.39%
December 31, 2018	MRP* - contract charge 0.30% (a)	$833.97	39		$32,831	1.46%	(2.03)%	0.39%
December 31, 2017	MRP* - contract charge 0.30% (a)	$851.21	46		$39,138	1.46%	29.76%	0.39%
December 31, 2016	MRP* - contract charge 0.30% (a)	$655.99	51		$33,742	1.64%	6.66%	0.41%

Growth Stock Account
December 31, 2020	Institutional	$44,204.78	1		$57,422	1.01%	38.24%	0.08%
December 31, 2019	Institutional	$31,977.69	1		$47,071	1.28%	36.13%	0.09%
December 31, 2018	Institutional	$23,490.04	2		$38,594	1.46%	(1.72)%	0.09%
December 31, 2017	Institutional	$23,901.55	2		$43,381	1.46%	30.15%	0.09%
December 31, 2016	Institutional	$18,363.95	2		$37,114	1.64%	6.99%	0.11%

SEPARATE ACCOUNT NO. 3
AllianceBernstein Mid Cap Growth Fund
December 31, 2020	RIA* - contract charge 0.50% (a)	$135.17	7		$1,002	0.23%	41.91%	0.52%
December 31, 2019	RIA* - contract charge 0.50% (a)(c)	$95.25	10		$987	0.29%	33.11%	0.50%
December 31, 2018	RIA* - contract charge 0.50% (a)(c)	$71.56	16		$1,164	0.42%	4.09%	0.52%
December 31, 2017	RIA* - contract charge 0.50% (a)(c)	$68.75	15		$1,047	0.35%	32.81%	0.52%
December 31, 2016	RIA* - contract charge 0.50% (a)(c)	$51.76	22		$1,123	0.61%	(1.22)%	0.53%

December 31, 2020	MRP* - contract charge 0.65% (a)	$27.39	923		$25,269	0.23%	41.70%	0.67%
December 31, 2019	MRP* - contract charge 0.65% (a)(c)	$19.33	1193		$23,069	0.29%	32.94%	0.65%
December 31, 2018	MRP* - contract charge 0.65% (a)(c)	$14.54	1,377		$20,016	0.42%	3.93%	0.67%
December 31, 2017	MRP* - contract charge 0.65% (a)(c)	$13.99	1,512		$21,148	0.35%	32.62%	0.67%
December 31, 2016	MRP* - contract charge 0.65% (a)(c)	$10.55	1,743		$18,382	0.61%	(1.37)%	0.68%

Mid Cap Growth Stock Account
December 31, 2020	Institutional	$15,450.26	—(b	)	$1,375	0.23%	42.63%	0.02%
December 31, 2019	Institutional (c)	$10,832.74	—(b	)	$1,094	0.29%	33.82%	0.00%
December 31, 2018	Institutional (c)	$8,094.78	—(b	)	$890	0.42%	4.61%	0.02%
December 31, 2017	Institutional (c)	$7,737.96	—(b	)	$929	0.35%	33.48%	0.02%
December 31, 2016	Institutional (c)	$5,797.28	—(b	)	$812	0.61%	(0.72)%	0.03%

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*
SEPARATE ACCOUNT NO. 66+

1290 Retirement 2020
2020	MRP*, 0.02% (a)	$12.24	53	$650	2.08%	6.90%	0.02%
2019	MRP*, 0.02% (a)	$11.45	37	$419	4.44%	16.84%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.80	8	$74	3.35%	(2.68)%	0.02%

1290 Retirement 2025
2020	MRP*, 0.02% (a)	$12.38	94	$1,160	1.86%	7.09%	0.02%
2019	MRP*, 0.02% (a)	$11.56	88	$1,013	2.66%	18.44%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.76	57	$557	1.79%	(3.27)%	0.02%

1290 Retirement 2030
2020	MRP*, 0.02% (a)	$12.41	77	$952	2.34%	6.71%	0.02%
2019	MRP*, 0.02% (a)	$11.63	38	$445	2.21%	20.02%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.69	17	$169	2.11%	(4.06)%	0.02%

1290 Retirement 2035
2020	MRP*, 0.02% (a)	$12.49	58	$729	1.95%	7.03%	0.02%
2019	MRP*, 0.02% (a)	$11.67	53	$615	2.61%	20.68%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.67	27	$260	1.94%	(4.45)%	0.02%

1290 Retirement 2040
2020	MRP*, 0.02% (a)	$12.70	35	$442	1.78%	8.18%	0.02%
2019	MRP*, 0.02% (a)	$11.74	26	$305	3.30%	21.78%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.64	8	$75	7.69%	(4.84)%	0.02%

FSA-94

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

9.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*
1290 Retirement 2045
2020	MRP*, 0.02% (a)	$12.68	41		$520	2.42%	7.73%	0.02%
2019	MRP*, 0.02% (a)	$11.77	22		$258	2.41%	22.48%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.61	12		$120	2.19%	(5.32)%	0.02%

1290 Retirement 2050
2020	MRP*, 0.02% (a)	$12.66	29		$365	1.77%	7.11%	0.02%
2019	MRP*, 0.02% (a)	$11.82	25		$298	2.22%	23.51%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.57	13		$128	1.99%	(5.71)%	0.02%

1290 Retirement 2055
2020	MRP*, 0.02% (a)	$12.65	29		$367	3.22%	6.57%	0.02%
2019	MRP*, 0.02% (a)	$11.87	5		$57	2.73%	24.42%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.54	2		$18	2.63%	(6.10)%	0.02%

1290 Retirement 2060
2020	MRP*, 0.02% (a)	$12.73	17		$222	2.49%	6.88%	0.02%
2019	MRP*, 0.02% (a)	$11.91	8		$98	11.67%	24.97%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.53	—(b	)	$4	3.58%	(6.29)%	0.02%

1290 VT DoubleLine Dynamic Allocation
2020	MRP*, 0.02% (a)	$16.72	9		$148	1.32%	13.13%	0.02%
2019	MRP*, 0.02% (a)	$14.78	6		$87	1.98%	18.05%	0.02%
2018	MRP*, 0.02% (a)	$12.52	5		$66	2.01%	(4.13)%	0.02%
2017	MRP*, 0.02% (a)	$13.06	3		$38	0.61%	9.56%	0.02%
2016	MRP*, 0.03% (a)	$11.92	3		$33	1.38%	8.66%	0.03%

1290 VT Equity Income
2020	MRP*, 0.02% (a)	$19.22	47		$906	1.97%	(4.57)%	0.02%
2019	MRP*, 0.02% (a)	$20.14	56		$1,132	2.57%	24.17%	0.02%
2018	MRP*, 0.02% (a)	$16.22	49		$794	2.52%	(11.70)%	0.02%
2017	MRP*, 0.02% (a)	$18.37	33		$609	1.64%	15.83%	0.02%
2016	MRP*, 0.03% (a)	$15.86	43		$675	2.54%	12.96%	0.03%

1290 VT GAMCO Mergers and Acquisitions
2020	MRP*, 0.02% (a)	$13.66	5		$62	0.15%	(1.30)%	0.02%
2019	MRP*, 0.02% (a)	$13.84	6		$81	4.05%	8.55%	0.02%
2018	MRP*, 0.02% (a)	$12.75	5		$61	1.02%	(4.92)%	0.02%
2017	MRP*, 0.02% (a)	$13.41	9		$116	0.16%	6.18%	0.02%
2016	MRP*, 0.03% (a)	$12.63	9		$119	0.00%	7.67%	0.03%

1290 VT GAMCO Small Company Value
2020	MRP*, 0.02% (a)	$37.97	79		$3,009	0.68%	9.49%	0.02%
2019	MRP*, 0.02% (a)	$34.68	100		$3,476	0.62%	23.33%	0.02%
2018	MRP*, 0.02% (a)	$28.12	101		$2,845	0.54%	(15.61)%	0.02%
2017	MRP*, 0.02% (a)	$33.32	103		$3,440	0.59%	16.10%	0.02%
2016	MRP*, 0.03% (a)	$28.70	115		$3,304	0.50%	23.23%	0.03%

1290 VT Small Cap Value(d)
2020	RIA*, 0.00% (a)(e)	$15.52	—(b	)	$1	1.72%	29.87%	0.00%

1290 VT Socially Responsible
2020	RIA*, 0.00% (a)	$316.29	—(b	)	$—	0.82%	19.96%	0.00%
	MRP*, 0.02% (a)	$26.61	148		$3,938	0.82%	19.92%	0.02%
2019	RIA*, 0.00% (a)	$263.66	—(b	)	$—	0.96%	30.26%	0.00%
	MRP*, 0.02% (a)	$22.19	160		$3,546	0.96%	30.22%	0.02%
2018	RIA*, 0.00% (a)	$202.41	—(b	)	$—	0.94%	(4.37)%	0.00%
	MRP*, 0.02% (a)	$17.04	159		$2,711	0.94%	(4.38)%	0.02%
2017	RIA*, 0.00% (a)	$211.66	—(b	)	$—	1.08%	20.40%	0.00%
	MRP*, 0.02% (a)	$17.82	169		$3,005	1.08%	20.41%	0.02%
2016	RIA*, 0.00% (a)	$175.79	—(b	)	$—	1.22%	9.95%	0.00%
	MRP*, 0.03% (a)	$14.80	164		$2,427	1.22%	9.96%	0.03%

FSA-95

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

9.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*
EQ/AB Small Cap Growth
2020	RIA*, 0.05% (a)	$788.49	—(b	)	$90	0.10%	35.99%	0.05%
	MRP*, 0.02% (a)	$30.80	39		$1,204	0.10%	36.04%	0.02%
2019	RIA*, 0.05% (a)	$579.80	—(b	)	$66	0.18%	27.74%	0.05%
	MRP*, 0.02% (a)	$22.64	30		$670	0.18%	27.77%	0.02%
2018	RIA*, 0.05% (a)	$453.90	—(b	)	$66	0.13%	(7.92)%	0.05%
	MRP*, 0.02% (a)	$17.72	27		$486	0.13%	(7.90)%	0.02%
2017	RIA*, 0.05% (a)	$492.95	—(b	)	$71	0.32%	22.61%	0.05%
	MRP*, 0.02% (a)	$19.24	26		$508	0.32%	22.63%	0.02%
2016	RIA*, 0.05% (a)	$402.06	—(b	)	$107	0.32%	12.52%	0.05%
	MRP*, 0.03% (a)	$15.69	22		$343	0.32%	12.55%	0.03%

EQ/Aggressive Allocation
2020	MRP*, 0.02% (a)	$20.21	126		$2,555	2.68%	15.35%	0.02%
2019	MRP*, 0.02% (a)	$17.52	138		$2,410	1.53%	24.43%	0.02%
2018	MRP*, 0.02% (a)	$14.08	142		$2,001	1.54%	(8.69)%	0.02%
2017	MRP*, 0.02% (a)	$15.42	195		$3,008	1.53%	19.07%	0.02%
2016	MRP*, 0.03% (a)	$12.95	195		$2,531	0.93%	8.73%	0.03%

EQ/All Asset Growth Allocation
2020	MRP*, 0.02% (a)	$17.66	18		$319	1.66%	12.20%	0.02%
2019	MRP*, 0.02% (a)	$15.74	16		$250	1.04%	19.06%	0.02%
2018	MRP*, 0.02% (a)	$13.22	29		$378	1.66%	(7.55)%	0.02%
2017	MRP*, 0.02% (a)	$14.30	34		$489	1.77%	15.88%	0.02%
2016	MRP*, 0.03% (a)	$12.34	24		$296	2.44%	9.49%	0.03%

EQ/Blackrock Basic Value Equity
2020	RIA*, 0.00% (a)	$495.22	—(b	)	$2	1.99%	2.82%	0.00%
2019	RIA*, 0.00% (a)	$481.66	—(b	)	$7	0.23%	23.44%	0.00%
2018	RIA*, 0.00% (a)	$390.21	—(b	)	$67	1.34%	(8.01)%	0.00%
2017	RIA*, 0.00% (a)	$424.21	—(b	)	$92	1.32%	8.11%	0.00%
2016	RIA*, 0.00% (a)	$392.39	—(b	)	$94	1.56%	17.97%	0.00%

EQ/Capital Group Research
2020	RIA*, 0.00% (a)	$511.96	—(b	)	$—	0.11%	23.27%	0.00%
	MRP*, 0.02% (a)	$62.94	141		$8,866	0.11%	23.24%	0.02%
2019	RIA*, 0.00% (a)	$415.32	—(b	)	$7	0.56%	32.88%	0.00%
	MRP*, 0.02% (a)	$51.07	167		$8,525	0.56%	32.86%	0.02%
2018	RIA*, 0.00% (a)	$312.55	—(b	)	$5	0.57%	(4.84)%	0.00%
	MRP*, 0.02% (a)	$38.44	181		$6,947	0.57%	(4.85)%	0.02%
2017	RIA*, 0.00% (a)	$328.44	—(b	)	$4	0.77%	25.44%	0.00%
	MRP*, 0.02% (a)	$40.40	202		$8,181	0.77%	25.39%	0.02%
2016	RIA*, 0.00% (a)	$261.84	—(b	)	$31	0.85%	8.42%	0.00%
	MRP*, 0.03% (a)	$32.22	221		$7,104	0.85%	8.41%	0.03%

EQ/Clearbridge Large Cap Growth
2020	RIA*, 0.00% (a)	$459.48	—(b	)	$97	0.00%	30.85%	0.00%
	MRP*, 0.02% (a)	$31.35	18		$560	0.00%	30.79%	0.02%
2019	RIA*, 0.00% (a)	$351.14	—(b	)	$73	0.03%	32.00%	0.00%
	MRP*, 0.02% (a)	$23.97	20		$482	0.03%	31.99%	0.02%
2018	RIA*, 0.00% (a)	$266.01	—(b	)	$70	0.16%	(0.35)%	0.00%
	MRP*, 0.02% (a)	$18.16	18		$328	0.16%	(0.38)%	0.02%
2017	RIA*, 0.00% (a)	$266.94	—(b	)	$92	0.08%	25.60%	0.00%
	MRP*, 0.02% (a)	$18.23	22		$394	0.08%	25.55%	0.02%
2016	RIA*, 0.00% (a)	$212.54	—(b	)	$71	0.00%	0.88%	0.00%
	MRP*, 0.03% (a)	$14.52	25		$357	0.00%	0.90%	0.03%

EQ/Conservative Allocation
2020	MRP*, 0.02% (a)	$15.09	151		$2,272	1.94%	7.33%	0.02%
2019	MRP*, 0.02% (a)	$14.06	135		$1,896	1.62%	9.16%	0.02%
2018	MRP*, 0.02% (a)	$12.88	142		$1,826	1.42%	(1.53)%	0.02%
2017	MRP*, 0.02% (a)	$13.08	164		$2,147	1.11%	4.89%	0.02%
2016	MRP*, 0.03% (a)	$12.47	178		$2,221	1.26%	2.89%	0.03%

FSA-96

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

9.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*
EQ/Conservative — Plus Allocation
2020	MRP*, 0.02% (a)	$16.74	40		$677	1.42%	9.99%	0.02%
2019	MRP*, 0.02% (a)	$15.22	76		$1,163	1.41%	13.50%	0.02%
2018	MRP*, 0.02% (a)	$13.41	87		$1,165	1.76%	(3.66)%	0.02%
2017	MRP*, 0.02% (a)	$13.92	68		$947	1.15%	8.75%	0.02%
2016	MRP*, 0.03% (a)	$12.80	88		$1,126	0.92%	4.75%	0.03%

EQ/Core Plus Bond
2020	RIA*, 0.05% (a)	$286.17	—(b	)	$—	2.05%	14.81%	0.05%
	MRP*, 0.02% (a)	$12.93	76		$984	2.05%	14.83%	0.02%
2019	RIA*, 0.05% (a)	$249.26	—(b	)	$—	2.00%	6.85%	0.05%
	MRP*, 0.02% (a)	$11.26	82		$923	2.00%	6.93%	0.02%
2018	RIA*, 0.05% (a)	$233.27	—(b	)	$—	2.27%	(0.55)%	0.05%
	MRP*, 0.02% (a)	$10.53	87		$920	2.27%	(0.57)%	0.02%
2017	RIA*, 0.05% (a)	$234.57	—(b	)	$—	1.49%	2.18%	0.05%
	MRP*, 0.02% (a)	$10.59	94		$1,001	1.49%	2.22%	0.02%
2016	RIA*, 0.05% (a)	$229.55	—(b	)	$—	2.41%	2.88%	0.05%
	MRP*, 0.03% (a)	$10.36	104		$1,074	2.41%	2.88%	0.03%

EQ/Equity 500 Index
2020	RIA*, 0.05% (a)	$1,201.61	1		$888	1.19%	17.71%	0.05%
	MRP*, 0.02% (a)	$29.92	831		$24,860	1.19%	17.75%	0.02%
2019	RIA*, 0.05% (a)	$1,020.82	1		$868	1.60%	30.61%	0.05%
	MRP*, 0.02% (a)	$25.41	1,070		$27,192	1.60%	30.64%	0.02%
2018	RIA*, 0.05% (a)	$781.55	1		$1,072	1.42%	(4.98)%	0.05%
	MRP*, 0.02% (a)	$19.45	1,102		$21,428	1.42%	(4.94)%	0.02%
2017	RIA*, 0.05% (a)	$822.53	1		$986	1.41%	20.98%	0.05%
	MRP*, 0.02% (a)	$20.46	1,207		$24,708	1.41%	20.99%	0.02%
2016	RIA*, 0.05% (a)	$679.87	2		$1,084	1.61%	11.18%	0.05%
	MRP*, 0.03% (a)	$16.91	1,403		$23,719	1.61%	11.18%	0.03%

EQ/Global Equity Managed Volatility
2020	RIA*, 0.00% (a)	$846.43	—(b	)	$9	0.64%	14.28%	0.00%
	MRP*, 0.02% (a)	$23.76	58		$1,373	0.64%	14.29%	0.02%
2019	RIA*, 0.00% (a)	$740.67	—(b	)	$8	1.29%	25.27%	0.00%
	MRP*, 0.02% (a)	$20.79	76		$1,570	1.29%	25.24%	0.02%
2018	RIA*, 0.00% (a)	$591.26	—(b	)	$7	0.99%	(12.16)%	0.00%
	MRP*, 0.02% (a)	$16.60	87		$1,444	0.99%	(12.17)%	0.02%
2017	RIA*, 0.00% (a)	$673.11	—(b	)	$8	1.13%	26.08%	0.00%
	MRP*, 0.02% (a)	$18.90	101		$1,910	1.13%	26.00%	0.02%
2016	RIA*, 0.00% (a)	$533.87	—(b	)	$7	0.86%	4.48%	0.00%
	MRP*, 0.03% (a)	$15.00	96		$1,438	0.86%	4.46%	0.03%

EQ/Intermediate Government Bond
2020	RIA*, 0.05% (a)	$252.26	—(b	)	$—	0.87%	4.25%	0.05%
	MRP*, 0.02% (a)	$13.55	273		$3,701	0.87%	4.31%	0.02%
2019	RIA*, 0.05% (a)	$241.97	—(b	)	$—	1.58%	4.11%	0.05%
	MRP*, 0.02% (a)	$12.99	299		$3,884	1.58%	4.17%	0.02%
2018	RIA*, 0.05% (a)	$232.41	—(b	)	$—	1.41%	0.78%	0.05%
	MRP*, 0.02% (a)	$12.47	347		$4,335	1.41%	0.81%	0.02%
2017	RIA*, 0.05% (a)	$230.61	—(b	)	$—	0.88%	0.29%	0.05%
	MRP*, 0.02% (a)	$12.37	330		$4,080	0.88%	0.24%	0.02%
2016	RIA*, 0.05% (a)	$229.93	—(b	)	$—	0.70%	0.40%	0.05%
	MRP*, 0.03% (a)	$12.34	333		$4,109	0.70%	0.49%	0.03%

EQ/International Core Managed Volatility
2020	RIA*, 0.00% (a)	$201.42	—(b	)	$1	1.35%	8.47%	0.00%
	MRP*, 0.02% (a)	$18.07	90		$1,633	1.35%	8.40%	0.02%
2019	RIA*, 0.00% (a)	$185.69	—(b	)	$1	2.03%	22.45%	0.00%
	MRP*, 0.02% (a)	$16.67	104		$1,726	2.03%	22.48%	0.02%
2018	RIA*, 0.00% (a)	$151.65	—(b	)	$—	1.66%	(14.89)%	0.00%
	MRP*, 0.02% (a)	$13.61	104		$1,410	1.66%	(14.94)%	0.02%

FSA-97

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

9.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*
EQ/International Core Managed Volatility (Continued)
2017	RIA*, 0.00% (a)	$178.18	—(b	)	$11	1.66%	26.31%	0.00%
	MRP*, 0.02% (a)	$16.00	117		$1,874	1.66%	26.28%	0.02%
2016	RIA*, 0.00% (a)	$141.07	—(b	)	$9	0.27%	0.21%	0.00%
	MRP*, 0.03% (a)	$12.67	125		$1,580	0.27%	0.16%	0.03%

EQ/International Equity Index
2020	RIA*, 0.05% (a)	$234.79	1		$224	1.94%	3.78%	0.05%
	MRP*, 0.02% (a)	$26.45	300		$7,936	1.94%	3.81%	0.02%
2019	RIA*, 0.05% (a)	$226.24	1		$217	2.79%	22.08%	0.05%
	MRP*, 0.02% (a)	$25.48	333		$8,477	2.79%	22.15%	0.02%
2018	RIA*, 0.05% (a)	$185.32	2		$362	2.33%	(15.21)%	0.02%
	MRP*, 0.02% (a)	$20.86	352		$7,353	2.33%	(15.20)%	0.05%
2017	RIA*, 0.05% (a)	$218.57	1		$324	2.62%	23.17%	0.05%
	MRP*, 0.02% (a)	$24.60	390		$9,586	2.62%	23.18%	0.02%
2016	RIA*, 0.05% (a)	$177.46	2		$322	2.66%	2.14%	0.05%
	MRP*, 0.03% (a)	$19.97	436		$8,714	2.66%	2.15%	0.03%

EQ/International Value Managed Volatility
2020	RIA*, 0.00% (a)	$206.02	—(b	)	$1	1.77%	4.19%	0.00%
2019	RIA*, 0.00% (a)	$197.73	—(b	)	$1	0.04%	22.65%	0.00%
2018	RIA*, 0.00% (a)	$161.21	—(b	)	$48	1.53%	(16.49)%	0.00%
2017	RIA*, 0.00% (a)	$193.05	—(b	)	$67	2.00%	23.37%	0.00%
2016	RIA*, 0.00% (a)	$156.48	—(b	)	$53	0.49%	0.75%	0.00%

EQ/Janus Enterprise
2020	MRP*, 0.02% (a)	$25.61	32		$823	0.00%	18.78%	0.02%
2019	MRP*, 0.02% (a)	$21.56	23		$485	0.01%	36.46%	0.02%
2018	MRP*, 0.02% (a)	$15.80	59		$940	0.00%	(1.80)%	0.02%
2017	MRP*, 0.02% (a)	$16.09	18		$282	0.00%	27.90%	0.02%
2016	MRP*, 0.03% (a)	$12.58	14		$173	0.00%	(4.41)%	0.03%

EQ/JPMorgan Value Opportunities
2020	RIA*, 0.00% (a)	$402.32	—(b	)	$69	1.17%	11.07%	0.00%
2019	RIA*, 0.00% (a)	$362.21	—(b	)	$61	7.49%	27.53%	0.00%
2018	RIA*, 0.00% (a)	$284.02	(b	)	$—	1.26%	(15.40)%	0.00%

EQ/Large Cap Growth Index
2020	RIA*, 0.00% (a)	$388.72	—(b	)	$—	0.48%	37.30%	0.00%
	MRP*, 0.02% (a)	$37.78	207		$7,809	0.48%	37.28%	0.02%
2019	RIA*, 0.00% (a)	$283.11	—(b	)	$—	0.69%	35.34%	0.00%
	MRP*, 0.02% (a)	$27.52	63		$1,742	0.69%	35.30%	0.02%
2018	RIA*, 0.00% (a)	$209.19	—(b	)	$—	0.60%	(2.26)%	0.00%
	MRP*, 0.02% (a)	$20.34	59		$1,198	0.60%	(2.26)%	0.02%
2017	RIA*, 0.00% (a)	$214.03	—(b	)	$—	0.96%	29.22%	0.00%
	MRP*, 0.02% (a)	$20.81	77		$1,606	0.96%	29.17%	0.02%
2016	RIA*, 0.00% (a)	$165.63	—(b	)	$—	1.02%	6.35%	0.00%
	MRP*, 0.03% (a)	$16.11	40		$641	1.02%	6.34%	0.03%

EQ/Large Cap Growth Managed Volatility
2020	RIA*, 0.00% (a)	$567.96	—(b	)	$28	0.08%	32.01%	0.00%
	MRP*, 0.02% (a)	$23.66	156		$3,699	0.08%	31.96%	0.02%
2019	RIA*, 0.00% (a)	$430.24	—(b	)	$21	0.45%	33.72%	0.00%
	MRP*, 0.02% (a)	$17.93	233		$4,170	0.45%	33.71%	0.02%
2018	RIA*, 0.00% (a)	$321.75	—(b	)	$16	0.43%	(2.98)%	0.00%
	MRP*, 0.02% (a)	$13.41	228		$3,052	0.43%	(2.97)%	0.02%
2017	RIA*, 0.00% (a)	$331.62	—(b	)	$17	0.49%	29.22%	0.00%
	MRP*, 0.02% (a)	$13.82	301		$4,163	0.49%	29.16%	0.02%
2016	RIA*, 0.00% (a)	$256.64	—(b	)	$32	0.59%	5.51%	0.00%
	MRP*, 0.03% (a)	$10.70	331		$3,536	0.59%	5.52%	0.03%

FSA-98

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

9.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

EQ/Large Cap Value Managed Volatility
2020	RIA*, 0.00% (a)	$290.67	—(b	)	$113	1.48%	5.68%	0.00%
	MRP*, 0.02% (a)	$26.96	276		$7,431	1.48%	5.68%	0.02%
2019	RIA*, 0.00% (a)	$275.05	—(b	)	$108	1.94%	25.44%	0.00%
	MRP*, 0.02% (a)	$25.51	342		$8,715	1.94%	25.42%	0.02%
2018	RIA*, 0.00% (a)	$219.27	3		$610	2.44%	(9.92)%	0.00%
	MRP*, 0.02% (a)	$20.34	346		$7,039	2.44%	(9.96)%	0.02%
2017	RIA*, 0.00% (a)	$243.42	3		$630	1.48%	13.85%	0.00%
	MRP*, 0.02% (a)	$22.59	403		$9,098	1.48%	13.86%	0.02%
2016	RIA*, 0.00% (a)	$213.80	3		$694	1.70%	15.32%	0.00%
	MRP*, 0.03% (a)	$19.84	455		$9,030	1.70%	15.28%	0.03%

EQ/MFS International Growth
2020	MRP*, 0.02% (a)	$20.13	56		$1,123	0.56%	15.29%	0.02%
2019	MRP*, 0.02% (a)	$17.46	41		$712	1.11%	27.26%	0.02%
2018	MRP*, 0.02% (a)	$13.72	74		$1,011	1.11%	(9.38)%	0.02%
2017	MRP*, 0.02% (a)	$15.14	52		$780	1.24%	32.00%	0.02%
2016	MRP*, 0.03% (a)	$11.47	25		$284	0.82%	1.96%	0.03%

EQ/Mid Cap Index
2020	RIA*, 0.00% (a)	$365.11	—(b	)	$6	0.95%	12.85%	0.00%
	MRP*, 0.02% (a)	$24.89	39		$978	0.95%	12.83%	0.02%
2019	RIA*, 0.00% (a)	$323.53	—(b	)	$6	1.27%	25.38%	0.00%
	MRP*, 0.02% (a)	$22.06	45		$991	1.27%	25.34%	0.02%
2018	RIA*, 0.00% (a)	$258.04	—(b	)	$5	0.95%	(11.69)%	0.00%
	MRP*, 0.02% (a)	$17.60	36		$635	0.95%	(11.69)%	0.02%
2017	RIA*, 0.00% (a)	$292.20	—(b	)	$6	0.92%	15.48%	0.00%
	MRP*, 0.02% (a)	$19.93	43		$854	0.92%	15.47%	0.02%
2016	RIA*, 0.00% (a)	$253.03	—(b	)	$5	1.18%	19.91%	0.00%
	MRP*, 0.03% (a)	$17.26	54		$935	1.18%	19.86%	0.03%

EQ/Mid Cap Value Managed Volatility
2020	RIA*, 0.00% (a)	$451.89	—(b	)	$107	1.08%	4.97%	0.00%
	MRP*, 0.02% (a)	$35.57	165		$5,872	1.08%	4.96%	0.02%
2019	RIA*, 0.00% (a)	$430.51	—(b	)	$103	1.36%	26.59%	0.00%
	MRP*, 0.02% (a)	$33.89	202		$6,856	1.36%	26.55%	0.02%
2018	RIA*, 0.00% (a)	$340.09	—(b	)	$82	1.19%	(13.30)%	0.00%
	MRP*, 0.02% (a)	$26.78	217		$5,808	1.19%	(13.31)%	0.02%
2017	RIA*, 0.00% (a)	$392.24	—(b	)	$109	1.05%	12.32%	0.00%
	MRP*, 0.02% (a)	$30.89	254		$7,854	1.05%	12.29%	0.02%
2016	RIA*, 0.00% (a)	$349.21	—(b	)	$128	1.21%	17.67%	0.00%
	MRP*, 0.03% (a)	$27.51	295		$8,122	1.21%	17.61%	0.03%

EQ/Moderate Allocation
2020	MRP*, 0.02% (a)	$17.14	1,817		$31,143	2.22%	11.23%	0.02%
2019	MRP*, 0.02% (a)	$15.41	1,909		$29,411	1.68%	15.52%	0.02%
2018	MRP*, 0.02% (a)	$13.34	1,821		$24,281	1.65%	(4.78)%	0.02%
2017	MRP*, 0.02% (a)	$14.01	1,745		$24,438	1.29%	11.01%	0.02%
2016	MRP*, 0.03% (a)	$12.62	1,718		$21,681	0.96%	5.34%	0.03%

EQ/Moderate-Plus Allocation
2020	MRP*, 0.02% (a)	$18.90	167		$3,150	2.58%	14.06%	0.02%
2019	MRP*, 0.02% (a)	$16.57	169		$2,794	1.68%	19.99%	0.02%
2018	MRP*, 0.02% (a)	$13.81	158		$2,187	1.71%	(6.88)%	0.02%
2017	MRP*, 0.02% (a)	$14.83	145		$2,147	1.49%	14.87%	0.02%
2016	MRP*, 0.03% (a)	$12.91	127		$1,642	0.92%	7.23%	0.03%

EQ/Money Market
2020	RIA*, 0.05% (a)	$180.43	—(b	)	$—	0.16%	0.16%	0.05%
	MRP*, 0.02% (a)	$10.32	1,343		$13,859	0.16%	0.19%	0.02%
2019	RIA*, 0.05% (a)	$180.15	—(b	)	$—	1.52%	1.46%	0.05%
	MRP*, 0.02% (a)	$10.30	909		$9,365	1.52%	1.48%	0.02%

FSA-99

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

9.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*
EQ/Money Market (Continued)
2018	RIA*, 0.05% (a)	$177.55	—(b	)	$—	1.25%	1.23%	0.05%
	MRP*, 0.02% (a)	$10.15	969		$9,836	1.25%	1.20%	0.02%
2017	RIA*, 0.05% (a)	$175.40	—(b	)	$—	0.39%	0.35%	0.05%
	MRP*, 0.02% (a)	$10.03	1,064		$10,665	0.39%	0.40%	0.02%
2016	RIA*, 0.05% (a)	$174.79	—(b	)	$—	0.00%	(0.05)%	0.05%
	MRP*, 0.03% (a)	$9.99	1,252		$12,501	0.00%	0.00%	0.03%

EQ/PIMCO Global Real Return
2020	MRP*, 0.02% (a)	$11.95	40		$478	0.00%	10.65%	0.02%
2019	MRP*, 0.02% (a)	$10.80	9		$95	5.91%	8.43%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.96	3		$26	10.15%	0.50%	0.02%

EQ/PIMCO Ultra Short Bond
2020	MRP*, 0.02% (a)	$12.79	195		$2,500	0.77%	1.11%	0.02%
2019	MRP*, 0.02% (a)	$12.65	181		$2,295	2.26%	2.51%	0.02%
2018	MRP*, 0.02% (a)	$12.34	181		$2,228	1.82%	0.98%	0.02%
2017	MRP*, 0.02% (a)	$12.22	194		$2,376	1.31%	1.83%	0.02%
2016	MRP*, 0.03% (a)	$12.00	194		$2,325	1.05%	1.95%	0.03%

EQ/Quality Bond PLUS
2020	RIA*, 0.05% (a)	$283.57	—(b	)	$63	1.31%	5.92%	0.05%
2019	RIA*, 0.05% (a)	$267.72	—(b	)	$59	6.10%	5.58%	0.05%
2018	RIA*, 0.05% (a)	$253.57	—(b	)	$7	1.73%	0.07%	0.05%
2017	RIA*, 0.05% (a)	$253.39	—(b	)	$7	1.20%	1.34%	0.05%
2016	RIA*, 0.05% (a)	$250.04	—(b	)	$7	1.15%	1.12%	0.05%

EQ/Small Company Index
2020	MRP*, 0.02% (a)	$43.56	110		$4,782	1.02%	19.70%	0.02%
2019	MRP*, 0.02% (a)	$36.39	123		$4,491	1.09%	25.18%	0.02%
2018	MRP*, 0.02% (a)	$29.07	132		$3,851	0.92%	(11.32)%	0.02%
2017	MRP*, 0.02% (a)	$32.78	149		$4,872	1.06%	13.98%	0.02%
2016	MRP*, 0.03% (a)	$28.76	164		$4,705	1.08%	20.49%	0.03%

EQ/T. Rowe Price Growth Stock
2020	RIA*, 0.00% (a)	$44.19	—(b	)	$—	0.00%	36.56%	0.00%
	MRP*, 0.02% (a)	$38.30	55		$2,114	0.00%	36.54%	0.02%
2019	RIA*, 0.00% (a)	$32.36	—(b	)	$—	0.00%	31.12%	0.00%
	MRP*, 0.02% (a)	$28.05	45		$1,273	0.00%	31.07%	0.02%
2018	RIA*, 0.00% (a)	$24.68	—(b	)	$—	0.00%	(1.63)%	0.00%
	MRP*, 0.02% (a)	$21.40	53		$1,126	0.00%	(1.65)%	0.02%
2017	RIA*, 0.00% (a)	$25.09	—(b	)	$—	0.00%	33.39%	0.00%
	MRP*, 0.02% (a)	$21.76	40		$879	0.00%	33.33%	0.02%
2016	RIA*, 0.00% (a)	$18.81	—(b	)	$—	0.00%	1.35%	0.00%
	MRP*, 0.03% (a)	$16.32	38		$619	0.00%	1.30%	0.03%

Multimanager Core Bond
2020	MRP*, 0.02% (a)	$12.20	85		$1,034	1.89%	6.27%	0.02%
2019	MRP*, 0.02% (a)	$11.48	133		$1,526	2.14%	7.39%	0.02%
2018	MRP*, 0.02% (a)	$10.69	106		$1,135	2.72%	(0.47)%	0.02%
2017	MRP*, 0.02% (a)	$10.74	96		$1,032	2.07%	2.97%	0.02%
2016	MRP*, 0.03% (a)	$10.43	138		$1,440	2.12%	2.66%	0.03%

Multimanager Technology
2020	RIA*, 0.00% (a)	$882.81	—(b	)	$—	0.13%	53.27%	0.00%
	MRP*, 0.02% (a)	$83.62	115		$9,602	0.13%	53.23%	0.02%
2019	RIA*, 0.00% (a)	$575.99	—(b	)	$—	0.15%	37.87%	0.00%
	MRP*, 0.02% (a)	$54.57	127		$6,931	0.15%	37.84%	0.02%
2018	RIA*, 0.00% (a)	$417.78	—(b	)	$—	0.14%	2.29%	0.00%
	MRP*, 0.02% (a)	$39.59	146		$5,795	0.14%	2.27%	0.02%
2017	RIA*, 0.00% (a)	$408.41	—(b	)	$—	0.00%	39.12%	0.00%
	MRP*, 0.02% (a)	$38.71	178		$6,893	0.00%	39.09%	0.02%
2016	RIA*, 0.00% (a)	$293.56	—(b	)	$—	0.01%	8.94%	0.00%
	MRP*, 0.03% (a)	$27.83	174		$4,854	0.01%	8.92%	0.03%

FSA-100

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

9.	Financial Highlights (Concluded)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*
Target 2015 Allocation
2020	MRP*, 0.02% (a)	$16.45	51	$840	1.91%	10.25%	0.02%
2019	MRP*, 0.02% (a)	$14.92	70	$1,037	1.74%	15.03%	0.02%
2018	MRP*, 0.02% (a)	$12.97	72	$930	1.39%	(4.35)%	0.02%
2017	MRP*, 0.02% (a)	$13.56	106	$1,444	1.31%	11.33%	0.02%
2016	MRP*, 0.03% (a)	$12.18	120	$1,458	1.13%	5.55%	0.03%

Target 2025 Allocation
2020	MRP*, 0.02% (a)	$18.41	120	$2,204	1.77%	12.19%	0.02%
2019	MRP*, 0.02% (a)	$16.41	129	$2,123	1.64%	19.43%	0.02%
2018	MRP*, 0.02% (a)	$13.74	156	$2,137	1.35%	(6.21)%	0.02%
2017	MRP*, 0.02% (a)	$14.65	245	$3,583	1.47%	15.45%	0.02%
2016	MRP*, 0.03% (a)	$12.69	228	$2,895	1.41%	7.36%	0.03%

Target 2035 Allocation
2020	MRP*, 0.02% (a)	$19.60	70	$1,375	1.46%	13.69%	0.02%
2019	MRP*, 0.02% (a)	$17.24	86	$1,489	1.55%	22.27%	0.02%
2018	MRP*, 0.02% (a)	$14.10	95	$1,338	1.22%	(7.18)%	0.02%
2017	MRP*, 0.02% (a)	$15.19	149	$2,269	1.38%	17.75%	0.02%
2016	MRP*, 0.03% (a)	$12.90	149	$1,919	1.45%	7.95%	0.03%

Target 2045 Allocation
2020	MRP*, 0.02% (a)	$20.13	104	$2,102	1.41%	14.05%	0.02%
2019	MRP*, 0.02% (a)	$17.65	121	$2,135	1.54%	24.38%	0.02%
2018	MRP*, 0.02% (a)	$14.19	126	$1,795	1.49%	(8.04)%	0.02%
2017	MRP*, 0.02% (a)	$15.43	120	$1,853	1.51%	19.71%	0.02%
2016	MRP*, 0.03% (a)	$12.89	109	$1,405	1.40%	8.59%	0.03%

Target 2055 Allocation
2020	MRP*, 0.02% (a)	$16.33	10	$171	1.46%	14.92%	0.02%
2019	MRP*, 0.02% (a)	$14.21	12	$167	1.45%	26.76%	0.02%
2018	MRP*, 0.02% (a)	$11.21	12	$136	1.18%	(8.79)%	0.02%
2017	MRP*, 0.02% (a)	$12.29	18	$226	1.62%	21.68%	0.02%
2016	MRP*, 0.03% (a)	$10.10	15	$154	2.47%	9.54%	0.03%

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
2020	MRP*, 0.02% (a)	$11.94	354	$4,227	2.24%	7.57%	0.02%
2019	MRP*, 0.02% (a)	$11.10	268	$2,972	2.43%	8.61%	0.02%
2018	MRP*, 0.02% (a)(c)	$10.22	198	$2,026	0.00%	2.61%	0.02%

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio
2020	MRP*, 0.02% (a)	$15.04	267	$4,022	1.69%	20.51%	0.02%
2019	MRP*, 0.02% (a)	$12.48	361	$4,506	1.45%	30.82%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.54	277	$2,646	0.00%	(7.56)%	0.02%

(a)	Contract charge as described in footnote 7 included in these financial statements.
(b)	Amount rounds to less than 500 units.
(c)	Units were made available on May 15, 2018.
(d)	1290 VT Small Cap Value replaced CharterSM Small Value Value due to a merger on June 12, 2020.
(e)	Units were made available on June 12, 2020.
*	For Separate Account No. 66, this ratio represents as the annual percentage of average net assets for each period indicated. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
**	This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
***	For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
(+)	Rates charged for the year ended December 31, 2020 are reflected under “Contract Charges” shown for each unit value class in the Statement of Assets and Liabilities.
#	This ratio represents the amount of dividend income, excluding distribution from net realized gains, received by the Variable Investment Options from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.

FSA-101

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2020

10.	COVID-19 Impact

During 2020, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and risks to Equitable Financial’s business. As of December 31 2020, COVID-19 related impacts to Equitable Financial, including adverse mortality experience, have been manageable. However, it is expected that the effects from the pandemic are likely to persist for months to come, and as a result, the extent and nature of its full financial impact cannot reasonably be estimated at this time due to the continued uncertainty as to the severity and duration of the pandemic. Management will continue to monitor developments, and their impact on the fair value of the Portfolios in which the Pooled Separate Accounts and Variable Investment Options invest.

11.	Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2020 through April 19, 2021, the date on which the financial statements were issued. Except as noted below, it has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

The following Portfolio will be involved in a planned reorganization (“Reorganization”). The Reorganization does not require shareholder approval, but is subject to the satisfaction of certain conditions. If the closing conditions are satisfied, the Reorganization is expected to take place on or about April 12, 2021. The Reorganization provides for the reorganization of certain Portfolio of VIP (“Acquired Portfolio”) into a newly-created identical Portfolio of EQAT (“Acquiring Portfolio”). Correspondingly, the Variable Investment Option that invested in the Acquired Portfolio will be replaced with the Variable Investment Option that invests in the Acquiring Portfolio.

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO
EQ/Core Plus Bond	EQ/Core Plus Bond
EQ/Conservative Allocation	EQ/Conservative Allocation
EQ/Conservative-Plus Allocation	EQ/Conservative-Plus Allocation
EQ/Moderate Allocation	EQ/Moderate Allocation
EQ/Moderate-Plus Allocation	EQ/Moderate-Plus Allocation
EQ/Aggressive Allocation	EQ/Aggressive Allocation
Target 2015 Allocation	Target 2015 Allocation
Target 2025 Allocation	Target 2025 Allocation
Target 2035 Allocation	Target 2035 Allocation
Target 2045 Allocation	Target 2045 Allocation
Target 2055 Allocation	Target 2055 Allocation

FSA-102

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

Equitable Financial Life Insurance Company

Opinion on the Financial Statements

We have audited the consolidated financial statements, including the related notes and financial statement schedules, of Equitable Financial Life Insurance Company and its subsidiaries (the “Company”) as listed in the accompanying index (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 9 to the consolidated financial statements, the Company changed the manner in which it accounts for leases in 2019.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Amortization and Valuation of Deferred Policy Acquisition Costs (“DAC”) related to Variable Annuity Products with Guaranteed Minimum Benefits

As described in Note 2 to the consolidated financial statements, DAC represents acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business that are deferred. A significant portion of the $3.8 billion DAC as of December 31, 2020 is associated with the variable annuity products with guaranteed minimum benefits. DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, Universal Life and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The DAC amortization and valuation estimates for these products are determined using models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread.

The principal considerations for our determination that performing procedures relating to the amortization and valuation of DAC related to variable annuity products with guaranteed minimum benefits is a critical audit matter are (i) the significant judgment by management when determining the amortization and valuation estimates, which in turn led to a high degree of auditor judgment and subjectivity in performing audit procedures relating to the amortization and valuation of DAC; (ii) the significant audit effort in evaluating the audit evidence relating to the models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge. As previously disclosed by management, a material weakness existed during the year related to this matter.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to amortization and valuation of DAC related to variable annuity products with guaranteed minimum benefits, including controls over the relevant models and development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the amortization and valuation estimates of DAC, which included (i) testing the completeness and accuracy of the historical data provided by management to develop and update the significant assumptions, (ii) testing that significant assumptions are accurately reflected in the relevant models, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the relevant models and the reasonableness of the significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread. Evaluating these significant assumptions involved consideration of the Company’s experience, industry trends, and market conditions, as applicable.

Valuation of Guaranteed Minimum Benefit Features related to Certain Life and Annuity Contracts

As described in Notes 2 and 7 to the consolidated financial statements, future policy benefits and other policyholders’ liabilities of $40.2 billion as of December 31, 2020 included reserves related to guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefit (“GMIB”) features, some of which are related to embedded derivatives liabilities, and reserves related to participating traditional life products, non-participating traditional life products, and individual health benefit liabilities. For certain contracts with guaranteed minimum benefit features, the benefits are accounted for as reserves and determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. For certain contracts with guaranteed minimum benefit features, the benefits are accounted for as embedded derivatives, at fair value using a discounted cash flow valuation technique that incorporates significant unobservable inputs with respect to non-performance risk, lapse rates, withdrawal rates, annuitization, and mortality rates.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed minimum benefit features related to certain life and annuity contracts is a critical audit matter are (i) the significant judgment by management when determining these estimates, which in turn led to a high degree of auditor judgment and subjectivity in performing audit procedures relating to the valuation of guaranteed minimum benefit features; (ii) the significant audit effort in evaluating the audit evidence relating to benefits accounted for as reserves, specifically, the significant assumptions of expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates, and for benefits accounted for as embedded derivatives, the unobservable inputs of non-performance risk, lapse rates, withdrawal rates, annuitization, and mortality rates; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge. As previously disclosed by management, a material weakness existed during the year related to this matter.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to valuation of guaranteed minimum benefit features related to certain life and annuity contracts, including controls over the relevant models and development of the significant assumptions and unobservable inputs. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed minimum benefit features, which included (i) testing the completeness and accuracy of the historical data provided by management to develop and update the significant assumptions and unobservable inputs, (ii) testing that significant assumptions and unobservable inputs are accurately reflected in the relevant models, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the relevant methods used for the valuation of guaranteed minimum benefit features and the reasonableness of the significant assumptions related to expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates, and unobservable inputs of non-performance risk, lapse rates, withdrawal rates, annuitization, and mortality rates. Evaluating these significant assumptions and unobservable inputs involved consideration of the Company’s experience, industry trends, and market conditions, as applicable.

Valuation of Guaranteed Minimum Income Benefit (“GMIB”) Reinsurance Contract Asset

As described in Notes 2 and 7 to the consolidated financial statements, the fair value of the GMIB reinsurance contract asset was $2.9 billion as of December 31, 2020. A portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in GMIB reinsurance contract asset, at fair value. The GMIB reinsurance contract asset’s fair value reflects the present value of reinsurance premiums, net of recoveries, and risk margins over a range of market consistent economic scenarios. Management determined the fair value of the GMIB reinsurance contract asset using a discounted cash flow valuation technique that incorporates significant unobservable inputs with respect to non-performance risk, lapse rates, withdrawal rates, utilization rates, volatility rates, and mortality rates.

The principal considerations for our determination that performing procedures relating to the valuation of GMIB reinsurance contract asset is a critical audit matter are (i) the significant judgment by management when determining the fair value of the GMIB reinsurance contract asset, which in turn led to a high degree of auditor judgment and subjectivity in performing audit procedures relating to the fair value measurement; (ii) the significant audit effort in evaluating the audit evidence relating to the valuation technique and significant unobservable inputs related to non-performance risk, lapse rates, withdrawal rates, utilization rates, volatility rates, and mortality rates; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge. As previously disclosed by management, a material weakness existed during the year related to this matter.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to valuation of the GMIB reinsurance contract asset, including controls over the valuation technique and determination of significant unobservable inputs. These procedures also included, among others, testing management’s process for determining the fair value of the GMIB reinsurance contract asset, which included (i) testing the completeness and accuracy of the historical data provided by management to develop and update the significant unobservable inputs, (ii) testing that significant unobservable inputs are accurately reflected in the relevant valuation technique, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the valuation technique and the reasonableness of significant unobservable inputs related to non-performance risk, lapse rates, withdrawal rates, utilization rates, volatility rates, and mortality rates. Evaluating these significant unobservable inputs involved consideration of the Company’s experience, industry trends, and market conditions, as applicable.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 1, 2021

We have served as the Company’s auditor since 1993.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2020 AND 2019

	2020	2019
	(in millions, except share data)
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of $68,136 and $59,278) (allowance for credit losses of $13 at December 31, 2020)	$76,353	$62,362
Mortgage loans on real estate (net of allowance for credit losses of $81 at December 31, 2020)	13,142	12,090
Policy loans	3,635	3,270
Other equity investments (1)	1,342	1,149
Trading securities, at fair value	5,340	6,598
Other invested assets	2,383	2,156

Total investments	102,195	87,625
Cash and cash equivalents	2,043	1,492
Deferred policy acquisition costs	3,816	4,222
Amounts due from reinsurers (allowance for credit losses of $5 at December 31, 2020)	3,053	3,002
Loans to affiliates	900	1,200
GMIB reinsurance contract asset, at fair value	2,859	2,466
Current and deferred income taxes	—	249
Other assets	3,078	3,050
Separate Accounts assets	133,350	124,646

Total Assets	$251,294	$227,952

LIABILITIES
Policyholders’ account balances	$63,109	$55,421
Future policy benefits and other policyholders’ liabilities	40,151	33,979
Broker-dealer related payables	1,064	428
Amounts due to reinsurers	122	105
Current and deferred income taxes	234	—
Other liabilities	1,580	1,769
Separate Accounts liabilities	133,350	124,646

Total Liabilities	$239,610	$216,348
Redeemable noncontrolling interest (2)	$41	$39
Commitments and contingent liabilities (Note 16)

EQUITY
Equity attributable to Equitable Financial:
Common stock, $1.25 par value; 2,000,000 shares authorized, issued and outstanding	$2	$2
Additional paid-in capital	7,841	7,809
Retained earnings	(795)	2,145
Accumulated other comprehensive income (loss)	4,595	1,596

Total equity attributable to Equitable Financial	11,643	11,552
Noncontrolling interest	—	13

Total Equity	11,643	11,565

Total Liabilities, Redeemable Noncontrolling Interest and Equity	$251,294	$227,952

(1)	See Note 2 for details of balances with variable interest entities.
(2)	See Note 19 for details of Redeemable noncontrolling interest.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	Year Ended December 31,
	2020	2019	2018
	(in millions)
REVENUES
Policy charges and fee income	$3,464	$3,487	$3,515
Premiums	806	936	862
Net derivative gains (losses)	(1,541)	(3,831)	(1,034)
Net investment income (loss)	3,208	3,298	2,478
Investment gains (losses), net:
Credit losses on available-for-sale debt securities and loans	(58)	—	(37)
Other investment gains (losses), net	845	206	41

Total investment gains (losses), net	787	206	4

Investment management and service fees	1,010	1,022	1,029
Other income	57	56	64

Total revenues	7,791	5,174	6,918

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	4,951	4,088	2,960
Interest credited to policyholders’ account balances	1,118	1,149	979
Compensation and benefits	309	335	422
Commissions	636	629	625
Interest expense	—	4	34
Amortization of deferred policy acquisition costs	1,333	520	451
Other operating costs and expenses	830	912	2,919

Total benefits and other deductions	9,177	7,637	8,390

Income (loss) from continuing operations, before income taxes	(1,386)	(2,463)	(1,472)
Income tax (expense) benefit	627	579	456

Net income (loss)	(759)	(1,884)	(1,016)
Less: net income (loss) from discontinued operations, net of taxes and noncontrolling interest	—	—	(114)

Net income (loss)	(759)	(1,884)	(902)
Less: Net income (loss) attributable to the noncontrolling interest	—	5	(3)

Net income (loss) attributable to Equitable Financial	$(759)	$(1,889)	$(899)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	Year Ended December 31,
	2020	2019	2018
	(in millions)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$(759)	$(1,884)	$(902)

Other comprehensive income (loss), net of income taxes:
Change in unrealized gains (losses), net of adjustments(1)	2,999	2,095	(1,221)

Changes in defined benefit plan related items not yet recognized in periodic benefit cost, net of reclassification adjustment	—	2	(4)

Other comprehensive income (loss), net of income taxes	2,999	2,097	(1,225)

Comprehensive income (loss)	2,240	213	(2,127)
Less: Comprehensive income (loss) attributable to the noncontrolling interest(2)	—	5	(3)

Comprehensive income (loss) attributable to Equitable Financial	$2,240	$208	$(2,124)

(1)	See Note 15 for details of change in unrealized gains (losses), net of adjustments.
(2)	Amounts for the years ended December 31, 2019 and 2018 were reclassified to conform to the current year’s presentation.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EQUITY

YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	Year Ended December 31,
	Equitable Equity					Noncontrolling Interest
	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total	Continuing Operations	Discontinued Operations	Total	Total Equity
	(in millions)
January 1, 2020	$2	$7,809	$2,145	$1,596	$11,552	$13	$—	$13	$11,565
Dividend to parent company	—	—	(2,149)	—	(2,149)	—	—	—	(2,149)
Cumulative effect of adoption of ASU 2016-03, Current Expected Credit Loss	—	—	(32)	—	(32)	—	—	—	(32)
Net income (loss)	—	—	(759)	—	(759)	(1)	—	(1)	(760)
Other comprehensive income (loss)	—	—	—	2,999	2,999	—	—	—	2,999
Other	—	32	—	—	32	(12)	—	(12)	20

December 31, 2020	$2	$7,841	$(795)	$4,595	$11,643	$—	$—	$—	$11,643

January 1, 2019	$2	$7,807	$5,039	$(501)	$12,347	$12	$—	$12	$12,359
Dividend to parent company	—	—	(1,005)	—	(1,005)	—	—	—	(1,005)
Transfer of AB Holding Units	—	—	—	—	—	—	—	—	—
Net income (loss)	—	—	(1,889)	—	(1,889)	—	—	—	(1,889)
Other comprehensive income (loss)	—	—	—	2,097	2,097	—	—	—	2,097
Other	—	2	—	—	2	1	—	1	3

December 31, 2019	$2	$7,809	$2,145	$1,596	$11,552	$13	$—	$13	$11,565

January 1, 2018	$2	$6,859	$8,860	$579	$16,300	$19	$3,076	$3,095	$19,395
Cumulative effect of adoption of revenue recognition standard ASC 606	—	—	8	—	8	—	—	—	8
Cumulative effect of adoption of ASU 2018-12, Reclassification of Certain Tax Effects Attributable to Disposed Subsidiary	—	—	(83)	$83	—	—	—	—	—
Transfer for Deferred tax asset in GMxB Unwind	—	1,209	—	—	1,209	—	—	—	1,209
Settlement of intercompany payables in GMxB Unwind	—	(297)	—	—	(297)	—	—	—	(297)
Dividend to parent company	—	—	(1,672)	—	(1,672)	—	—	—	(1,672)
Distribution of discontinued subsidiary	—	—	(1,175)	—	(1,175)	—	—	—	(1,175)
Transfer of accumulated other comprehensive income to discontinued operations	—	—	—	62	62	—	—	—	62
Reclassification of net earnings (loss) attributable to redeemable noncontrolling interests	—	—	—	—	—	(2)	—	(2)	(2)
De-consolidation of real estate joint ventures	—	—	—	—	—	(8)	—	(8)	(8)
Transfer of AB Holding Units	—	—	—	—	—	—	(3,076)	(3,076)	(3,076)
Net income (loss)	—	—	(899)	—	(899)	3	—	3	(896)
Other comprehensive income (loss)	—	—	—	(1,225)	(1,225)	—	—	—	(1,225)
Other	—	36	—	—	36	—	—	—	36

December 31, 2018	$2	$7,807	$5,039	$(501)	$12,347	$12	$—	$12	$12,359

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Cash flows from operating activities:
Net income (loss)	$(759)	$(1,884)	$(339)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders’ account balances	1,118	1,149	979
Policy charges and fee income	(3,464)	(3,487)	(3,515)
Net derivative (gains) losses	1,541	3,831	1,034
Credit losses on AFS debt securities and loans	58	—	37
Investment (gains) losses, net	(845)	(206)	(40)
Realized and unrealized (gains) losses on trading securities	(106)	(429)	221
Non-cash long-term incentive compensation expense	29	3	218
Amortization of deferred cost of reinsurance asset	—	(7)	1,882
Amortization and depreciation	1,249	391	360
Cash received on the recapture of captive reinsurance	—	—	1,273
Equity (income) loss from limited partnerships	(74)	(73)	(120)
Changes in:
Net broker-dealer and customer related receivables/payables	—	4	838
Reinsurance recoverable	(283)	(183)	(390)
Segregated cash and securities, net	—	—	(345)
Capitalization of deferred policy acquisition costs	(565)	(648)	(592)
Future policy benefits	1,857	1,084	(330)
Current and deferred income taxes	(306)	(329)	(563)
Other, net	(218)	178	810

Net cash provided by (used in) operating activities	$(768)	$(606)	$1,418

Cash flows from investing activities:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$18,453	$12,450	$8,935
Mortgage loans on real estate	630	952	768
Trading account securities	1,913	10,209	9,298
Real estate joint ventures	55	5	139
Short-term investments	1,494	2,548	2,315
Other	973	253	190
Payment for the purchase/origination of:
Fixed maturities, available-for-sale	(26,402)	(28,537)	(11,110)
Mortgage loans on real estate	(1,747)	(1,240)	(1,642)
Trading account securities	(534)	(1,067)	(11,404)
Short-term investments	(1,098)	(2,762)	(1,852)
Other	(1,174)	(408)	(170)
Cash settlements related to derivative instruments, net	1,204	(961)	805
Issuance of loans to affiliates	—	(900)	(1,100)
Repayments of loans to affiliates	300	300	900
Cash disposed due to distribution of disposed subsidiary	—	—	(672)
Investment in capitalized software, leasehold improvements and EDP equipment	(66)	(65)	(115)
Other, net	(406)	(55)	(91)

Net cash provided by (used in) investing activities	$(6,405)	$(9,278)	$(4,806)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

(CONTINUED)

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Cash flows from financing activities:
Policyholders’ account balances:
Deposits	$10,928	$12,283	$9,365
Withdrawals	(4,370)	(4,641)	(4,496)
Transfer (to) from Separate Accounts	2,517	1,869	1,809
Change in short-term financings	—	—	(26)
Change in collateralized pledged assets	(140)	(69)	1
Change in collateralized pledged liabilities	859	1,359	(291)
(Decrease) increase in overdrafts payable	—	—	3
Shareholder dividend paid	(2,149)	(1,005)	(1,672)
Repurchase of AB Holding Units	—	—	(267)
Purchase (redemption) of noncontrolling interests of consolidated company-sponsored investment funds	9	19	(472)
Distribution to noncontrolling interest of consolidated subsidiaries	—	—	(610)
Proceeds from loans from affiliates	—	—	572
Repayment of loans from affiliates	—	(572)	—
Increase (decrease) in securities sold under agreement to repurchase	—	(573)	(1,314)
Other, net	70	84	11

Net cash provided by (used in) financing activities	$7,724	$8,754	$2,613

Effect of exchange rate changes on cash and cash equivalents	—	—	(12)

Change in cash and cash equivalents	551	(1,130)	(787)
Cash and cash equivalents, beginning of year	1,492	2,622	3,409

Cash and cash equivalents, end of year	$2,043	$1,492	$2,622

Cash and cash equivalents of disposed subsidiary:
Beginning of year	$—	$—	$1,009

End of year	$—	$—	$—

Supplemental cash flow information:
Interest paid	$—	$(4)	$—

Income taxes (refunded) paid	$(323)	$(252)	$(8)

Cash flows of disposed subsidiary:
Net cash provided by (used in) operating activities	$—	$—	$1,137
Net cash provided by (used in) investing activities	—	—	(102)
Net cash provided by (used in) financing activities	—	—	(1,360)
Effect of exchange rate changes on cash and cash equivalents	—	—	-12

Non-cash transactions:
Continuing operations
(Settlement) issuance of long-term debt	$—	$—	$(202)

Transfer of assets to reinsurer	$—	$—	$(604)

Repayments of loans from affiliates	$—	$—	$300

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)	ORGANIZATION

Equitable Financial’s (collectively with its consolidated subsidiaries, the “Company”) primary business is providing variable annuity, life insurance and employee benefit products to both individuals and businesses. The Company is an indirect, wholly-owned subsidiary of Holdings. Equitable Financial is a stock life insurance company organized in 1859 under the laws of the State of New York.

The Company’s two principal subsidiaries include Equitable Distributors and EIM. Both Equitable Distributors and EIM are wholly-owned Delaware limited liability companies.

Discontinued Operations

In the fourth quarter of 2018, the Company transferred its economic interest in the business of AB Holding, ABLP, AllianceBernstein Corporation and their subsidiaries (collectively, “AB”) to a newly created wholly-owned subsidiary of Holdings (the “AB Business Transfer”). The results of AB are reflected in the Company’s consolidated financial statements as a discontinued operation and, therefore, are presented as net income (loss) from discontinued operations, net of taxes, on the consolidated statements of income (loss). Intercompany transactions between the Company and AB prior to the AB Business Transfer have been eliminated. Ongoing service transactions will be reported as related party transactions going forward. See Note 18 for information on discontinued operations and transactions with AB.

As a result of the AB Business Transfer, the Company reassessed it’s segment structure and concluded that the Company operates as a single reportable segment as information on a more segmented basis is not evaluated by the Chief Operating Decision Maker and as such there is only a single reporting segment.

2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The preparation of the accompanying consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

The accompanying consolidated financial statements present the consolidated results of operations, financial condition and cash flows of the Company and its subsidiaries and those investment companies, partnerships and joint ventures in which the Company has control and a majority economic interest as well as those VIEs that meet the requirements for consolidation.

Financial results in the historical consolidated financial statements may not be indicative of the results of operations, comprehensive income (loss), financial position, equity or cash flows that would have been achieved had we operated as a separate, standalone entity during the reporting periods presented. We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company.

All significant intercompany transactions and balances have been eliminated in consolidation. The years “2020”, “2019” and “2018” refer to the years ended December 31, 2020, 2019 and 2018, respectively.

Adoption of New Accounting Pronouncements

Description	Effect on the Financial Statement or Other Significant Matters
ASU 2016-13: Financial Instruments — Credit Losses (Topic 326), as clarified and amended by ASU 2018-19: Codification Improvements to Topic 326, Financial Instruments — Credit Losses, ASU 2019-04: Codification Improvements to Topic 326, Financial Instruments — Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments and ASU 2019-05: Financial Instruments — Credit Losses (Topic 326) Targeted Transition Relief, ASU 2019-11: Codification Improvements to Topic 326, Financial Instruments-Credit Losses

ASU 2016-13 contains new guidance which introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for AFS debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination.

ASU 2019-05 provides entities that have instruments within the scope of Subtopic 326-20 an option to irrevocably elect the fair value option on an instrument-by-instrument basis upon adoption of Topic 326.

ASU 2018-19, ASU 2019-04 and ASU 2019-11 clarified the codification guidance and did not materially change the standard.

On January 1, 2020, the Company adopted the new standard and completed implementation of its updated CECL models, processes and controls related to the identified financial assets that fall within the scope of the new standard. Upon adoption, the Company recorded a cumulative effect adjustment to reduce the opening retained earnings balance by approximately $40 million, on a pre-tax and pre-DAC basis. The adjustment is primarily attributable to an increase in the allowance for credit losses associated with the Company’s commercial and agricultural mortgage loan portfolios and reinsurance.

Results for reporting periods beginning after January 1, 2020 are presented under ASU 2016-13 while prior period amounts continue to be reported in accordance with previously applicable GAAP.

ASU 2018-13: Fair Value Measurement (Topic 820)
This ASU improves the effectiveness of fair value disclosures in the notes to financial statements. Amendments in this ASU impact the disclosure requirements in Topic 820, including the removal, modification and addition to existing disclosure requirements.	The Company elected to early adopt during 2019 the removal of disclosures relating to transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and valuation processes for Level 3 fair value measurements. The Company adopted the additional disclosures related to Level 3 fair value information on January 1, 2020.
ASU 2018-17: Consolidation (Topic 810): Targeted Improvements to Related Party Guidance for Variable Interest Entities
This ASU provides guidance requiring that indirect interests held through related parties in common control arrangements be considered on a proportional basis for determining whether fees paid to decision makers and service providers are variable interests.	The Company adopted this new standard effective for January 1, 2020. Adoption of this standard did not materially impact the Company’s financial position or results of operations.

Future Adoption of New Accounting Pronouncements

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2018-12: Financial Services — Insurance (Topic 944); ASU 2020-11: Financial Services — Insurance (Topic 944): Effective Date and Early Application

This ASU provides targeted improvements to existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity. The ASU primarily impacts four key areas, including:

1. Measurement of the liability for future policy benefits for traditional and limited payment contracts. The ASU requires companies to review, and if necessary, update, cash flow assumptions at least annually for non-participating traditional and limited-payment insurance contracts. Interest rates used to discount the liability will need to be updated quarterly using an upper medium grade (low credit risk) fixed-income instrument yield.

In November 2020, the FASB issued ASU 2020-11 which deferred the effective date of the amendments in ASU 2018-12 for all insurance entities. ASU 2018-12 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2022. Early adoption is allowed.

For the liability for future policyholder benefits for traditional and limited payment contracts, companies can elect one of two adoption methods. Companies can either elect a modified retrospective transition method applied to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in Accumulated other comprehensive income (“AOCI”) or a full retrospective transition method using actual historical experience information as of contract inception. The same adoption method must be used for deferred policy acquisition costs.

The Company is currently evaluating the impact that adoption of this guidance will have on the Company’s consolidated financial statements, however the adoption of the ASU is expected to have a significant impact on the Company’s consolidated financial condition, results of operations, cash flows and required disclosures, as well as processes and controls.

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters

2. Measurement of market risk benefits (“MRBs”). MRBs, as defined under the ASU, will encompass certain variable annuity guaranteed benefit (“GMxB”) features associated with variable annuity products and other general account annuities with other than nominal market risk. The ASU requires MRBs to be measured at fair value with changes in value attributable to changes in instrument-specific credit risk recognized in Other comprehensive income (“OCI”).

3. Amortization of deferred acquisition costs. The ASU simplifies the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins, requiring such balances to be amortized on a constant level basis over the expected term of the contracts. Deferred costs will be required to be written off for unexpected contract terminations but will not be subject to impairment testing.

4. Expanded footnote disclosures. The ASU requires additional disclosures including disaggregated roll-forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, MRBs, separate account liabilities and deferred acquisition costs. Companies will also be required to disclose information about significant inputs, judgements, assumptions and methods used in measurement.

For MRBs, the ASU should be applied retrospectively as of the beginning of the earliest period presented.

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2019-12: Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes
This ASU simplifies the accounting for income taxes by removing certain exceptions to the general principles in Topic 740, as well as clarifying and amending existing guidance.	Effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption is permitted.	The Company will implement the new income tax accounting guidance as of the date of adoption, January 1, 2021. Management currently anticipates that the standard will not have a material impact on retained earnings as of the date of adoption.
ASU2020-04: Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting
The amendments in this ASU provide optional expedients and exceptions to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments in this ASU apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform.	This ASU is effective as of March 12, 2020 through December 31, 2022.	The Company is currently assessing the applicability of the optional expedients and exceptions provided under the ASU. Management is evaluating the impact that adoption of this guidance will have on the Company’s consolidated financial statements.

Investments

The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in OCI, net of allowance for credit losses, policy related amounts and deferred income taxes. Prior to January 1, 2020, the amortized cost of fixed maturities was adjusted for impairments in value deemed to be other than temporary which were recognized in Investment gains (losses), net. With the adoption of the new Financial Instruments-Credit Losses standard, changes in credit losses are recognized in investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include REITs, perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment. The Company’s management, with the assistance of its investment advisors, evaluates AFS debt securities that experienced a decline in fair value below amortized cost for credit losses which are evaluated in accordance with the new financial instruments credit losses guidance effective January 1, 2020. The remainder of the unrealized loss related to other factors, if any, is recognized in OCI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s IUS Committee, of various indicators of credit deterioration to determine whether the investment security has experienced a credit loss. This assessment includes, but is not limited to, consideration of the severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity and continued viability of the issuer.

The Company recognizes an allowance for credit losses on AFS debt securities with a corresponding adjustment to earnings rather than a direct write down that reduces the cost basis of the investment, and credit losses are limited to the amount by which the security’s amortized cost basis exceeds its fair value. Any improvements in estimated credit losses on AFS debt securities are recognized immediately in earnings. Management does not use the length of time a security has been in an unrealized loss position as a factor, either by itself or in combination with other factors, to conclude that a credit loss does not exist, as they were permitted to do prior to January 1, 2020.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting allowance is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Write-offs of AFS debt securities are recorded when all or a portion of a financial asset is deemed uncollectible. Full or partial write-offs are recorded as reductions to the amortized cost basis of the AFS debt security and deducted from the allowance in the period in which the financial assets are deemed uncollectible. The Company elected to reverse accrued interest deemed uncollectible as a reversal of interest income. In instances where the Company collects cash that it has previously written off, the recovery will be recognized through earnings.

Real estate held for the production of income is stated at depreciated cost less allowance for credit losses. Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with realized and unrealized gains (losses) reported in net investment income (loss) in the consolidated statements of income (loss).

COLI has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. As of December 31, 2020 and 2019, the carrying value of COLI was $989 million and $942 million, respectively, and is reported in other invested assets in the consolidated balance sheets.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

All securities owned, including U.S. government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade-date basis.

Derivatives

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include equity, currency, and interest rate futures, total return and/or other equity swaps, interest rate swaps and floors, swaptions, variance swaps and equity options, all of which may be exchange-traded or contracted in the OTC market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within “other invested assets” or as liabilities within “other liabilities”. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company’s freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in “net derivative gains (losses)” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments and other contracts that contain “embedded” derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are “clearly and closely related” to the economic characteristics of the remaining component of the “host contract” and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

Securities Repurchase and Reverse Repurchase Agreements

Securities repurchase and reverse repurchase transactions involve the temporary exchange of securities for cash or other collateral of equivalent value, with agreement to redeliver a like quantity of the same or similar securities at a future date prior to maturity at a fixed and determinable price. Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the requirements of each respective counterparty. Transfers of securities under these agreements to repurchase or resell are evaluated by the Company to determine whether they satisfy the criteria for accounting treatment as secured borrowing or lending arrangements. Agreements not meeting the criteria would require recognition of the transferred securities as sales or purchases with related forward repurchase or resale commitments. All of the Company’s securities repurchase transactions are accounted for as collateralized borrowings with the related obligations distinctly captioned in the consolidated balance sheets. Earnings from investing activities related to the cash received under the Company’s securities repurchase arrangements are reported in the consolidated statements of income (loss) as “net investment income (loss)” and the associated borrowing cost is reported as interest expense. There were no outstanding balances under securities repurchase agreements as of December 31, 2020 and 2019. The Company has not actively engaged in securities reverse repurchase transactions.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and the allowance for credit losses. The Company calculates the allowance for credit losses in accordance with the CECL model in order to provide for the risk of credit losses in the lending process. Prior to the adoption of CECL on January 1, 2020, mortgage loans were stated at unpaid principal balances, net of unamortized discounts, premiums and valuation allowances. Valuation allowances were based on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value if the loan was collateral dependent. For commercial and agricultural mortgage loans, an allowance for credit loss was typically recommended when management believed it was probable that principal and interest would not be collected according to the contractual terms.

Expected credit losses for loans with similar risk characteristics are estimated on a collective (i.e., pool) basis in order to meet CECL’s risk of loss concept which requires the Company to consider possibilities of loss, even if remote.

For collectively evaluated mortgages, the Company estimates the allowance for credit losses based on the amortized cost basis of its mortgages over their expected life using a PD / LGD model. The PD/LGD model incorporates the Company’s reasonable and supportable forecast of macroeconomic information over a specified period. The length of the reasonable and supportable forecast period is reassessed on a quarterly basis and may be adjusted as appropriate over time to be consistent with macroeconomic conditions and the environment as of the reporting date. For periods beyond the reasonable and supportable forecast period, the model reverts to historical loss information. The PD and LGD are estimated at the loan-level based on loans’ current and forecasted risk characteristics as well as macroeconomic forecasts. The PD is estimated using both macroeconomic conditions as well as individual loan risk characteristics including LTV ratios, DSC ratios, seasoning, collateral type, geography, and underlying credit. The LGD is driven primarily by the type and value of collateral, and secondarily by expected liquidation costs and time to recovery.

For individually evaluated mortgages, the Company continues to recognize a valuation allowance on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value.

The quantitative cumulative-effect of this change in the Company’s accounting policy on its loans portfolio for CECL is a $36 million pre-tax adjustment to the opening balance of retained earnings as of January 1, 2020.

The CECL model is configured to the Company’s specifications and takes into consideration the detailed risk attributes of each discrete loan in the mortgage portfolio which include, but are not limited to the following:

•	LTV ratio — Derived from current loan balance divided by the fair market value of the property. An LTV ratio in excess of 100% indicates an underwater mortgage.

•	DSC ratio — Derived from actual operating earnings divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

•	Occupancy — Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

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Lease expirations — The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

•	Other — Any other factors such as maturity, borrower/tenant related issues, payment status, property condition, or current economic conditions may call into question the performance of the loan.

Mortgage loans that do not share similar risk characteristics with other loans in the portfolio are individually evaluated quarterly by the Company’s IUS Committee. The allowance for credit losses on these individually evaluated mortgages is a loan-specific reserve as a result of the loan review process that is recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral. The individually assessed allowance for mortgage loans can increase or decrease from period to period based on such factors.

Individually assessed loans may include, but are not limited to, mortgages that have deteriorated in credit quality such as a TDR and reasonably expected TDRs, mortgages for which foreclosure is probable, and mortgages which have been classified as “potential problem” or “problem” loans within the Company’s IUS Committee processes as described below.

Within the IUS process, commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgage loans. Based on its monthly monitoring of mortgages, a class of potential problem mortgage loans are also identified, consisting of mortgage loans not currently classified as problem mortgage loans but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being modified. The decision whether to classify a performing mortgage loan as a potential problem involves judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

Individually assessed mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is not probable. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. The Company charges off loan balances and accrued interest that are deemed uncollectible.

The components of amortized cost for mortgage loans on the consolidated balance sheets excludes accrued interest amounts because the Company presents accrued interest receivables within other assets. Once mortgage loans are placed on nonaccrual status, the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in the timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

Troubled Debt Restructuring

The Company invests in commercial and agricultural mortgage loans included in the balance sheet as mortgage loans on real estate and privately negotiated fixed maturities included in the balance sheet as fixed maturities AFS. Under certain circumstances, modifications are granted to these contracts. Each modification is evaluated as to whether a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the face amount or maturity amount of the debt as originally stated, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific credit allowance recorded in connection with the TDR. A credit allowance may have been recorded prior to the period when the loan is modified in a TDR. Accordingly, the carrying value (net of the allowance) before and after modification through a TDR may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Net Investment Income (Loss), Investment Gains (Losses), Net, and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the allowance for credit losses are included in investment gains (losses), net.

Realized and unrealized holding gains (losses) on trading and equity securities are reflected in net investment income (loss).

Unrealized investment gains (losses) on fixed maturities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, as are amounts attributable to certain pension operations, Closed Block’s policyholders’ dividend obligation, insurance liability loss recognition, DAC related to UL policies, investment-type products and participating traditional life policies.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any change in fair value of policyholders’ account balances and future policy benefits.

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. See Note 7 for additional information regarding determining the fair value of financial instruments.

Recognition of Insurance Income and Related Expenses

Deposits related to UL and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of fees assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. In each reporting period, DAC amortization, net of the accrual of imputed interest on DAC balances, is recorded to amortization of deferred policy acquisition costs. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The determination of DAC, including amortization and recoverability estimates, is based on models that involve numerous assumptions and subjective judgments, including those regarding policyholder behavior, surrender and withdrawal rates, mortality experience, and other inputs including financial market volatility and market rates of return.

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

Amortization Policy

In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Accounts fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, embedded derivatives and changes in the reserve of products that have indexed features such as SCS IUL and MSO, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future separate account performance. Management sets estimated future gross profit or assessment assumptions related to separate account performance using a long-term view of expected average market returns by applying a RTM approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. As of December 31, 2020, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.7% net of product weighted average Separate Accounts fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Accounts fees) and 0.0% (2.3% net of product weighted average Separate Accounts fees), respectively. The maximum duration over which these rate limitations may be applied is five years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated periodically to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. As of December 31, 2020, the average rate of assumed investment yields, excluding policy loans, for the Company was 4.6% grading to 4.3% in 2025. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company’s dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in policyholders’ benefits for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

DAC associated with non-participating traditional life policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies are subject to recoverability testing as part of the Company’s premium deficiency testing. If a premium deficiency exists, DAC are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

Reinsurance

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as premiums ceded (assumed); and amounts due from reinsurers (amounts due to reinsurers) are established.

Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, policy charges and fee income, and policyholders’ benefits include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives as they are net settled. These embedded derivatives are included in GMIB reinsurance contract asset, at fair value with changes in estimated fair value reported in net derivative gains (losses).

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other income or other operating costs and expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

Policyholder Bonus Interest Credits

Policyholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these policyholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in other assets in the consolidated balance sheets and amortization is included in interest credited to policyholders’ account balances in the consolidated statements of income (loss).

Policyholders’ Account Balances and Future Policy Benefits

Policyholders’ account balances relate to contracts or contract features where the Company has no significant insurance risk. This liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date.

For participating traditional life insurance policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial insurance assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated policyholders’ fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.5% to 6.3% (weighted average of 5.0%) for approximately 99.2% of life insurance liabilities and from 1.6% to 5.5% (weighted average of 4.8%) for annuity liabilities.

Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

Obligations arising from funding agreements are also reported in policyholders’ account balances in the consolidated balance sheets. As a member of the FHLB, the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLB. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

The Company has issued and continues to offer certain variable annuity products with GMDB and/or contain a GMLB (collectively, the “GMxB features”) which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. The Company previously issued certain variable annuity products with GIB, GWBL, GMWB and GMAB features. The Company has also assumed reinsurance for products with GMxB features.

Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. These reserves are recorded within future policy benefits and other policyholders’ liabilities. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management’s estimates.

Products that have a GMIBNLG rider, GIB, GWBL, GMWB and GMAB features and the assumed products with GMIB features (collectively “GMxB derivative features”) are considered either freestanding or embedded derivatives and discussed below under (“Embedded and Freestanding Insurance Derivatives”).

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings. Premium deficiency reserves are recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. This pattern of profits followed by losses is exhibited in our VISL business and is generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. We accrue for these PFBL using a dynamic approach that changes over time as the projection of future losses change.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by the board of directors of the issuing insurance company. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Embedded and Freestanding Insurance Derivatives

Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk-neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

Additionally, the Company cedes and assumes reinsurance of products with GMxB features, which are considered either an embedded or freestanding derivative and measured at fair value. The GMxB reinsurance contract asset and liabilities’ fair values reflect the present value of reinsurance premiums, net of recoveries, and risk margins over a range of market-consistent economic scenarios.

Changes in the fair value of embedded and freestanding derivatives are reported in net derivative gains (losses). Embedded derivatives in direct and assumed reinsurance contracts are reported in future policyholders’ benefits and other policyholders’ liabilities and embedded derivatives in ceded reinsurance contracts are reported in the GMIB reinsurance contract asset, at fair value in the consolidated balance sheets.

Embedded derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent “excess” fees and are reported in policy charges and fee income.

Separate Accounts

Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Accounts assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Accounts are offset within the same line in the consolidated statements of income (loss). For 2020, 2019 and 2018, investment results of such Separate Accounts were gains (losses) of $16.6 billion, $22.9 billion, and $(7.2) billion, respectively.

Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in the consolidated statements of income (loss). Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account’s interests in Separate Accounts as trading securities, at fair value in the consolidated balance sheets.

Broker-Dealer Revenues, Receivables and Payables

Certain of the Company’s subsidiaries provide investment management, brokerage and distribution services for affiliates and third parties. Third-party revenues earned from these services are reported in other income in the Company’s consolidated statement of income (loss).

Receivables from and payables to clients include amounts due on cash and margin transactions. Securities owned by customers are held as collateral for receivables; such collateral is not reflected in the consolidated financial statements.

Capitalized Computer Software and Hosting Arrangements

Capitalized computer software and hosting arrangements include certain internal and external costs used to implement internal-use software and cloud computing hosting arrangements. These capitalized computer costs are included in other assets in the consolidated balance sheets and amortized on a straight-line basis over the estimated useful life of the software or term of the hosting arrangement that ranges between three and five years. Capitalized amounts are periodically tested for impairment in accordance with the guidance on impairment of long-lived assets. An immediate charge to earnings is recognized if capitalized computer costs no longer are deemed to be recoverable. In addition, service potential is periodically reassessed to determine whether facts and circumstances have compressed the software’s useful life or a significant change in the term of the hosting arrangement such that acceleration of amortization over a shorter period than initially determined would be required.

Capitalized computer software and hosting arrangements, net of accumulated amortization, amounted to $130 million and $126 million as of December 31, 2020 and 2019, respectively. Amortization of capitalized computer software and hosting arrangements in 2020, 2019 and 2018 was $47 million, $36 million and $35 million, respectively, recorded in other operating costs and expenses in the consolidated statements of income (loss).

Income Taxes

The Company files as part of a consolidated Federal income tax return. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

Recognition of Investment Management and Service Fees and Related Expenses

Investment management, advisory and service fees

Reported as investment management and service fees in the Company’s consolidated statements of income (loss) are investment management and administrative service fees earned by EIM as well as certain asset-based fees associated with insurance contracts.

EIM provides investment management and administrative services, such as fund accounting and compliance services, to EQ Premier VIP Trust, EQAT and 1290 Funds as well as two private investment trusts established in the Cayman Islands, AXA Allocation Funds Trust and AXA Offshore Multimanager Funds Trust (collectively, the “Other AXA Trusts”). The contracts supporting these revenue streams create a distinct, separately identifiable performance obligation for each day the assets are managed for the performance of a series of services that are substantially the same and have the same pattern of transfer to the customer. Accordingly, these investment management, advisory, and administrative service base fees are recorded over time as services are performed and entitle the Company to variable consideration. Base fees, generally calculated as a percentage of AUM, are recognized as revenue at month-end when the transaction price no longer is variable and the value of the consideration is determined. These fees are not subject to claw back and there is minimal probability that a significant reversal of the revenue recorded will occur.

Sub-advisory and sub-administrative expenses associated with these services are calculated and recorded as the related services are performed in other operating costs and expense in the consolidated statements of income (loss) as the Company is acting in a principal capacity in these transactions and, as such, reflects these revenues and expenses on a gross basis.

Distribution services

Revenues from distribution services include fees received as partial reimbursement of expenses incurred in connection with the sale of certain mutual funds and the 1290 Funds and for the distribution primarily of EQAT and EQ Premier VIP Trust shares to separate accounts in connection with the sale of variable life and annuity contracts. The amount and timing of revenues recognized from performance of these distribution services often is dependent upon the contractual arrangements with the customer and the specific product sold as further described below.

Most open-end management investment companies, such as U.S. funds and the EQAT and EQ Premier VIP Trusts and the 1290 Funds, have adopted a plan under Rule 12b-1 of the Investment Company Act that allows for certain share classes to pay out of assets, distribution and service fees for the distribution and sale of its shares (“12b-1 Fees”). These open-end management investment companies have such agreements with the Company, and the Company has selling and distribution agreements pursuant to which it pays sales commissions to the financial intermediaries that distribute the shares. These agreements may be terminated by either party upon notice (generally 30 days) and do not obligate the financial intermediary to sell any specific amount of shares.

The Company records 12b-1 fees monthly based upon a percentage of the NAV of the funds. At month-end, the variable consideration of the transaction price is no longer constrained as the NAV can be calculated and the value of consideration is determined. These services are separate and distinct from other asset management services as the customer can benefit from these services independently of other services. The Company accrues the corresponding 12b-1 fees paid to sub-distributors monthly as the expenses are incurred. The Company is acting in a principal capacity in these transactions; as such, these revenues and expenses are recorded on a gross basis in the consolidated statements of income (loss).

Other revenues

Also reported as investment management and service fees in the Company’s consolidated statements of income (loss) are other revenues from contracts with customers, primarily consisting of mutual fund reimbursements and other brokerage income.

Other income

Revenues from contracts with customers reported as other income in the Company’s consolidated statements of income (loss) primarily consist of advisory account fees and brokerage commissions from the Company’s broker-dealer operations and sales commissions from the Company’s general agents for the distribution of non-affiliate insurers’ life insurance and annuity products. These revenues are recognized at month-end when constraining factors, such as AUM and product mix, are resolved and the transaction pricing no longer is variable such that the value of consideration can be determined.

Discontinued Operations

The results of operations of a component of the Company that has been disposed of are reported in discontinued operations if certain criteria are met; such as if the disposal represents a strategic shift that has or will have a major effect on the Company’s operations and financial results. The results of AB for the year ended December 31, 2018, are reported in the Company’s consolidated statements of income (loss) as net income (loss) from discontinued operations, net of taxes and noncontrolling interest. Intercompany transactions between the Company and AB prior to the disposal have been eliminated. See Note 18 for information on discontinued operations and transactions with AB.

Accounting and Consolidation of VIEs

For all new investment products and entities developed by the Company, the Company first determines whether the entity is a VIE, which involves determining an entity’s variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then determines whether it is the primary beneficiary of the VIE based on its beneficial interests. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client AUM to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

Consolidated VIEs

As of December 31, 2019, the Company consolidated one real estate joint venture for which it was identified as the primary beneficiary under the VIE model. The consolidated entity was jointly owned by Equitable Financial and AXA France and holds an investment in a real estate venture. Included in other invested assets in the Company’s consolidated balance sheets as of December 31, 2019 were total assets of $32 million related to this VIE, primarily resulting from the consolidated presentation of this real estate joint venture as real estate held-for-sale. This real estate joint venture investment was disposed as of December 31, 2020. Redeemable noncontrolling interests are presented in mezzanine equity and non-redeemable noncontrolling interests are presented within permanent equity.

Non-Consolidated VIEs

As of December 31, 2020 and 2019, respectively, the Company held approximately $1.3 billion and $1.1 billion of investment assets in the form of equity interests issued by non-corporate legal entities determined under the guidance to be VIEs, such as limited partnerships and limited liability companies, including CLOs, hedge funds, private equity funds and real estate-related funds. As an equity investor, the Company is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests or other financial arrangements, if any, the Company was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheets as other equity investments and applies the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are approximately $165.8 billion and $160.2 billion as of December 31, 2020 and 2019, respectively. The Company’s maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $1.3 billion and $1.1 billion and approximately $1.2 billion and $1.1 billion of unfunded commitments as of December 31, 2020 and 2019, respectively. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

Assumption Updates and Model Changes

The Company conducts its annual review of its assumptions and models during the third quarter of each year. The annual review encompasses assumptions underlying the valuation of unearned revenue liabilities, embedded derivatives for our insurance business, liabilities for future policyholder benefits, DAC and DSI assets.

However, the Company updates its assumptions as needed in the event it becomes aware of economic conditions or events that could require a change in assumptions that it believes may have a significant impact to the carrying value of product liabilities and assets and consequently materially impact its earnings in the period of the change.

The Company’s annual review in 2020 resulted in the removal of the credit risk adjustment from the fair value scenario calibration to reflect our revised view of market participant practices, offset by updates to the mortality and policyholder behavior assumptions to reflect emerging experience.

In 2020, in addition to the annual review, the Company updated its assumptions in the first quarter due to the extraordinary economic conditions driven by the COVID-19 pandemic. The first quarter update included an update to the interest rate assumption to grade from the current interest rate environment to an ultimate five-year historical average over a 10-year period. As such, the 10-year U.S. Treasury yield grades from the current level to an ultimate 5-year average of 2.25%.

The low interest rate environment and update to the interest rate assumption caused a loss recognition event for the Company’s life interest-sensitive products, as well as to certain run-off business. This loss recognition event caused an acceleration of DAC amortization on the life interest-sensitive products and an increase in the premium deficiency reserve on the run-off business in the first quarter of 2020.

Impact of Assumption Updates

The net impact of assumption changes during 2020 was a decrease in policy charges and fee income by $33 million, an increase in policyholders’ benefits of $1.5 billion, an increase of $2 million in interest credited to policyholders’ account balances, increased net derivative gains (losses) of $106 million, and increased amortization of DAC of $866 million. This resulted in a decrease in income (loss) from operations, before income taxes of $2.2 billion and decreased net income (loss) by $1.8 billion. The 2020 impacts related to assumption updates were primarily driven by the first quarter updates.

The net impact of assumption changes during 2019 was a decrease in policy charges and fee income by $11 million, increased policyholders’ benefits by $886 million, decreased interest credited to policyholders’ account balances by $14 million, increased net derivative losses by $548 million and decreased amortization of DAC by $77 million. This resulted in a decrease in income (loss) from operations, before income taxes of $1.4 billion and decreased net income (loss) by $1.1 billion.

The net impact of assumption changes during 2018 was a decrease in policy charges and fee income by $12 million, increased policyholders’ benefits by $684 million, increased net derivative losses by $1.1 billion and decreased amortization of DAC by $165 million. This resulted in a decrease in income (loss) from operations, before income taxes of $228 million and decreased net income (loss) by $187 million.

Model Changes

In the first quarter of 2020, the Company adopted a new economic scenario generator to calculate the fair value of the GMIB reinsurance contract asset and GMxB derivative features liability, eliminating reliance on AXA for scenario production. The new economic scenario generator allows for a tighter calibration of U.S. indices, better reflecting the Company’s actual portfolio. The net impact of the new economic scenario generator resulted in an increase in income (loss) from continuing operations, before income taxes of $165 million, and an increase to net income (loss) of $130 million during 2020.

Revision of Prior Period Financial Statements

The Company identified certain errors in its previously issued financial statements primarily related to the calculation of actuarially determined insurance contract assets and liabilities. The impact of these errors to the current and the prior periods consolidated financial statements was not considered to be material. In order to improve the consistency and comparability of the financial statements, management revised the consolidated financial statements to include the revisions discussed herein. See Note 21 to the Notes to Consolidated Financial Statements for details of the revisions.

3)	INVESTMENTS

Fixed Maturities AFS

Accounting for credit impairments of fixed maturities classified as AFS has changed from a direct write-down, or OTTI approach to an allowance for credit loss model starting in 2020 upon adoption of CECL (see Note 2, Significant Accounting Policies – Investments).

The components of fair value and amortized cost for fixed maturities classified as AFS on the consolidated balance sheets excludes accrued interest receivable because the Company elected to present accrued interest receivable within other assets. Accrued interest receivable on AFS fixed maturities as of December 31, 2020 was $499 million. There was no accrued interest written off for AFS fixed maturities for the year ended December 31, 2020.

The following tables provide information relating to the Company’s fixed maturities classified as AFS. Comparative tables as of December 31, 2019 include OTTI, reported net of tax in OCI and in AOCI until realized.

AFS Fixed Maturities by Classification

	Amortized Cost	Allowance for Credit Losses(4)	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
December 31, 2020:
Fixed Maturities:
Corporate(1)	$48,501	$13	$4,703	$89	$53,102
U.S. Treasury, government and agency	12,644	—	3,304	5	15,943
States and political subdivisions	482	—	92	—	574
Foreign governments	1,011	—	98	6	1,103
Residential mortgage-backed(2)	119	—	12	—	131
Asset-backed(3)	3,633	—	28	5	3,656
Commercial mortgage-backed	1,148	—	55	—	1,203
Redeemable preferred stock	598	—	46	3	641

Total at December 31, 2020	$68,136	$13	$8,338	$108	$76,353

December 31, 2019:
Fixed Maturities:
Corporate(1)	$42,347	$—	$2,178	$61	$44,464
U.S. Treasury, government and agency	14,385	—	1,151	305	15,231
States and political subdivisions	584	—	68	3	649
Foreign governments	460	—	35	5	490
Residential mortgage-backed(2)	161	—	12	—	173
Asset-backed(3)	843	—	3	2	844
Redeemable preferred stock	498	—	18	5	511

Total at December 31, 2019	$59,278	$—	$3,465	$381	$62,362

(1)	Corporate fixed maturities include both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities. and other asset types.
(4)	Amounts represent the allowance for credit losses for 2020 - (see Note 2 Significant Accounting Policies - Investments).

The contractual maturities of AFS fixed maturities as of December 31, 2020 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Contractual Maturities of AFS Fixed Maturities

	Amortized Cost (Less Allowance for Credit Losses)	Fair Value
	(in millions)
December 31, 2020:
Contractual maturities:
Due in one year or less	$3,342	$3,362
Due in years two through five	15,037	16,026
Due in years six through ten	17,786	19,607
Due after ten years	26,460	31,727

Subtotal	62,625	70,722
Residential mortgage-backed	119	131
Asset-backed	3,633	3,656
Commercial mortgage-backed	1,148	1,203
Redeemable preferred stock	598	641

Total at December 31, 2020	$68,123	$76,353

The following table shows proceeds from sales, gross gains (losses) from sales and credit losses for AFS fixed maturities for the years ended December 31, 2020, 2019 and 2018:

Proceeds from Sales, Gross Gains (Losses) from Sales and Credit Losses for AFS Fixed Maturities

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Proceeds from sales	$12,670	$8,702	$7,136

Gross gains on sales	$854	$229	$145

Gross losses on sales	$(34)	$(28)	$(103)

Credit losses(1)	$(13)	$—	$(37)

(1)

Commencing with the Company’s adoption of ASU 2016-13 on January 1, 2020, credit losses on AFS debt securities were recognized as an allowance for credit losses. Prior to this, credit losses on AFS fixed maturities were recognized as OTTI.

The following table sets forth the amount of credit loss impairments on AFS fixed maturities held by the Company at the dates indicated and the corresponding changes in such amounts.

AFS Fixed Maturities — Credit Loss Impairments

	Year Ended December 31,
	2020	2019
	(in millions)
Balance, beginning of period	$15	$46
Previously recognized impairments on securities that matured, paid, prepaid or sold	—	(31)
Recognized impairments on securities impaired to fair value this period(1)	—	—
Credit losses recognized this period on securities for which credit losses were not previously recognized	6	—
Additional credit losses this period on securities previously impaired	7	—
Increases due to passage of time on previously recorded credit losses	—	—
Accretion of previously recognized impairments due to increases in expected cash flows (for OTTI securities 2019 and prior)	—	—

Balance, end of period	$28	$15

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security, or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

The tables that follow below present a roll-forward of net unrealized investment gains (losses) recognized in AOCI.

Net Unrealized Gains (Losses) on AFS Fixed Maturities

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2020	$3,084	$(826)	$(192)	$(433)	$1,633
Net investment gains (losses) arising during the period	5,953	—	—	—	5,953
Reclassification adjustment:					—
Included in net income (loss)	(802)	—	—	—	(802)
Excluded from net income (loss)	—	—	—	—	—
Impact of net unrealized investment gains (losses)	—	360	(1,623)	(818)	(2,081)

Net unrealized investment gains (losses) excluding credit losses	8,235	(466)	(1,815)	(1,251)	4,703
Net unrealized investment gains (losses) with credit losses	(5)	—	1	1	(3)

Balance, December 31, 2020	$8,230	$(466)	$(1,814)	$(1,250)	$4,700

Balance, January 1, 2019	$(577)	$37	$(69)	$125	$(484)
Net investment gains (losses) arising during the period	3,872	—	—	—	3,872
Reclassification adjustment:
Included in net income (loss)	(211)	—	—	—	(211)
Excluded from net income (loss)	—	—	—	—	—
Impact of net unrealized investment gains (losses)	—	(863)	(123)	(558)	(1,544)

Net unrealized investment gains (losses) excluding credit losses	3,084	(826)	(192)	(433)	1,633
Net unrealized investment gains (losses) with credit losses(1)	—	—	—	—	—

Balance, December 31, 2019	$3,084	$(826)	$(192)	$(433)	$1,633

(1)	Credit losses for 2019 were OTTI losses.

The following tables disclose the fair values and gross unrealized losses of the 537 issues as of December 31, 2020 and the 390 issues as of December 31, 2019 that are not deemed to have credit losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

AFS Fixed Maturities in an Unrealized Loss Position for Which No Allowance Is Recorded

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2020:
Fixed Maturities:
Corporate	$2,773	$52	$332	$32	$3,105	$84
U.S. Treasury, government and agency	881	5	—	—	881	5
Foreign governments	153	2	20	4	173	6
Asset-backed	809	4	76	1	885	5
Redeemable preferred stock	53	1	11	2	64	3

Total at December 31, 2020	$4,669	$64	$439	$39	$5,108	$103

December 31, 2019:(1)
Fixed Maturities:
Corporate	$2,669	$41	$366	$20	$3,035	$61
U.S. Treasury, government and agency	4,245	305	2	—	4,247	305
States and political subdivisions	123	3	—	—	123	3
Foreign governments	11	—	47	5	58	5
Asset-backed	319	—	201	2	520	2
Redeemable preferred stock	29	—	49	5	78	5

Total at December 31, 2019	$7,396	$349	$665	$32	$8,061	$381

(1)	Amounts represents fixed maturities in an unrealized loss position that are not deemed to be OTTI for 2019.

The Company’s investments in fixed maturities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.6% of total corporate securities. The largest exposures to a single issuer of corporate securities held as of December 31, 2020 and 2019 were $338 million and $279 million, respectively, representing 2.9% and 2.4% of the consolidated equity of the Company.

Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the NAIC designation of 3 (medium investment grade), 4 or 5 (below investment grade) or 6 (in or near default). As of December 31, 2020 and 2019, respectively, approximately $2.4 billion and $1.4 billion, or 3.6% and 2.3%, of the $68.1 billion and $59.3 billion aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had gross unrealized losses of $48 million and $21 million as of December 31, 2020 and 2019, respectively.

As of December 31, 2020 and 2019, respectively, the $39 million and $32 million of gross unrealized losses of twelve months or more were primarily concentrated in corporate securities. In accordance with the policy described in Note 2, the Company concluded that neither an adjustment to income for OTTI (prior to January 1, 2020) nor an allowance for credit losses (after January 1, 2020) for these securities was warranted at either December 31, 2020 or 2019. As of December 31, 2020 and 2019, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

Based on the Company’s evaluation both qualitatively and quantitatively of the drivers of the decline in fair value of fixed maturity securities as of December 31, 2020, the Company determined that the unrealized loss was primarily due to increases in credit spreads and changes in credit ratings.

Mortgage Loans on Real Estate

Accrued interest receivable on commercial and agricultural mortgage loans as of December 31, 2020 was $30 million and $28 million, respectively. There was no accrued interest written off for commercial and agricultural mortgage loans for the year ended December 31, 2020.

As of December 31, 2020, the Company had no loans for which foreclosure was probable included within the individually assessed mortgage loans, and accordingly had no associated allowance for credit losses.

Allowance for Credit Losses on Mortgage Loans

The change in the allowance for credit losses for commercial mortgage loans and agricultural mortgage loans during the year ended December 31, 2020 was as follows:

Year Ended December 31, 2020
(in millions)
Allowance for credit losses on mortgage loans(1):
Commercial mortgages:
$33
Current-period provision for expected credit losses	44
Write-offs charged against the allowance	—
Recoveries of amounts previously written off	—

Net change in allowance	44

Balance, end of period	$77

Agricultural mortgages:
$3
Current-period provision for expected credit losses	1
Write-offs charged against the allowance	—
Recoveries of amounts previously written off	—

Net change in allowance	1

Balance, end of period	$4

Total allowance for credit losses	$81

(1)	See Note 2 for discussion of the allowance of credit losses transition balance, which is included in the Balance, beginning of period.

The change in the allowance for credit losses is attributable to:

•	increases/decreases in the loan balance due to new originations, maturing mortgages, and loan amortization;

•	changes in credit quality; and

•	changes in market assumptions primarily related to COVID-19 driven economic changes.

Credit Quality Information

The following tables summarize the Company’s mortgage loans segregated by risk rating exposure as of December 31, 2020.

LTV Ratios(1)

	December 31, 2020
	Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
Mortgage loans:
Commercial:
0% - 50%	$—	$—	$—	$324	$170	$505	$999
50% - 70%	1,294	357	803	656	2,190	1,697	6,997
70% - 90%	321	457	452	219	203	538	2,190
90% plus	—	—	12	5	—	288	305

Total commercial	$1,615	$814	$1,267	$1,204	$2,563	$3,028	$10,491

Agricultural:
0% - 50%	$218	$135	$169	$157	$236	$652	$1,567
50% - 70%	277	129	161	102	124	351	1,144
70% - 90%	—	—	3	—	—	18	21
90% plus	—	—	—	—	—	—	—

Total agricultural	$495	$264	$333	$259	$360	$1,021	$2,732

Total mortgage loans:
0% - 50%	$218	$135	$169	$481	$406	$1,157	$2,566
50% - 70%	1,571	486	964	758	2,314	2,048	8,141
70% - 90%	321	457	455	219	203	556	2,211
90% plus	—	—	12	5	—	288	305

Total mortgage loans	$2,110	$1,078	$1,600	$1,463	$2,923	$4,049	$13,223

Debt Service Coverage Ratios(2)

	December 31, 2020
	Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
Mortgage loans:
Commercial:
Greater than 2.0x	$1,230	$492	$772	$268	$1,942	$1,230	$5,934
1.8x to 2.0x	227	83	118	378	184	329	1,319
1.5x to 1.8x	98	138	187	479	437	616	1,955
1.2x to 1.5x	60	57	154	79	—	658	1,008
1.0x to 1.2x	—	44	—	—	—	123	167
Less than 1.0x	—	—	36	—	—	72	108

Total commercial	$1,615	$814	$1,267	$1,204	$2,563	$3,028	$10,491

	December 31, 2020
	Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
Agricultural
Greater than 2.0x	$67	$26	$36	$38	$71	$167	$405
1.8x to 2.0x	38	35	14	15	20	82	204
1.5x to 1.8x	117	38	41	45	52	209	502
1.2x to 1.5x	183	120	141	90	142	313	989
1.0x to 1.2x	86	35	93	70	57	233	574
Less than 1.0x	4	10	8	1	18	17	58

Total agricultural	$495	$264	$333	$259	$360	$1,021	$2,732

Total mortgage loans
Greater than 2.0x	$1,297	$518	$808	$306	$2,013	$1,397	$6,339
1.8x to 2.0x	265	118	132	393	204	411	1,523
1.5x to 1.8x	215	176	228	524	489	825	2,457
1.2x to 1.5x	243	177	295	169	142	971	1,997
1.0x to 1.2x	86	79	93	70	57	356	741
Less than 1.0x	4	10	44	1	18	89	166

Total mortgage loans	$2,110	$1,078	$1,600	$1,463	$2,923	$4,049	$13,223

(1)	The LTV ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually for each mortgage loan.
(2)	The DSC ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.

The following tables provide information relating to the LTV and DSC ratios for commercial and agricultural mortgage loans as of December 31, 2020 and 2019. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

Mortgage Loans by LTV and DSC Ratios

	DSC Ratio(2)(3)
LTV Ratio(1)(3):	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
	(in millions)
December 31, 2020:
Mortgage loans:
Commercial:
0% - 50%	$839	$—	$160	$—	$—	$—	$999
50% - 70%	4,095	870	1,452	555	25	—	6,997
70% - 90%	844	449	343	376	142	36	2,190
90% plus	156	—	—	77	—	72	305

Total commercial	$5,934	$1,319	$1,955	$1,008	$167	$108	$10,491

	DSC Ratio(2)(3)
LTV Ratio(1)(3):	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
	(in millions)

Agricultural:
0% - 50%	$297	$108	$291	$520	$317	$34	$1,567
50% - 70%	108	94	211	450	257	24	1,144
70% - 90%	—	2	—	19	—	—	21
90% plus	—	—	—	—	—	—	—

Total agricultural	$405	$204	$502	$989	$574	$58	$2,732

Total mortgage loans:
0% - 50%	$1,136	$108	$451	$520	$317	$34	$2,566
50% - 70%	4,203	964	1,663	1,005	282	24	8,141
70% - 90%	844	451	343	395	142	36	2,211
90% plus	156	—	—	77	—	72	305

Total mortgage loans	$6,339	$1,523	$2,457	$1,997	$741	$166	$13,223

December 31, 2019:
Mortgage loans:
Commercial:
0% - 50%	$887	$38	$214	$24	$—	$—	$1,163
50% - 70%	4,097	1,195	1,118	795	242	—	7,447
70% - 90%	251	98	214	154	46	—	763
90% plus	—	—	—	—	—	—	—

Total commercial	$5,235	$1,331	$1,546	$973	$288	$—	$9,373

Agricultural:
0% - 50%	$322	$104	$241	$545	$321	$50	$1,583
50% - 70%	82	87	236	426	251	33	1,115
70% - 90%	—	—	—	19	—	—	19
90% plus	—	—	—	—	—	—	—

Total agricultural	$404	$191	$477	$990	$572	$83	$2,717

Total mortgage loans:
0% - 50%	$1,209	$142	$455	$569	$321	$50	$2,746
50% - 70%	4,179	1,282	1,354	1,221	493	33	8,562
70% - 90%	251	98	214	173	46	—	782
90% plus	—	—	—	—	—	—	—

Total mortgage loans	$5,639	$1,522	$2,023	$1,963	$860	$83	$12,090

(1)	The LTV ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually for each mortgage loan.
(2)	The DSC ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
(3)	Amounts presented at amortized cost basis.

Past-Due and Nonaccrual Mortgage Loan Status

The following table provides information relating to the aging analysis of past-due mortgage loans as of December 31, 2020 and 2019, respectively:

Age Analysis of Past Due Mortgage Loans(1)

	Accruing Loans						Non- accruing Loans	Total Loans	Non- accruing Loans with No Allowance	Interest Income on Non- accruing Loans
	Past Due				Current	Total
	30-59 Days	60-89 Days	90 Days or More	Total
	(in millions)
December 31, 2020:
Mortgage loans:
Commercial	$162	$—	$—	$162	$10,329	$10,491	$—	$10,491	$—	$—
Agricultural	76	7	29	112	2,620	2,732	—	2,732	—	—

Total	$238	$7	$29	$274	$12,949	$13,223	$—	$13,223	$—	$—

December 31, 2019:
Mortgage loans:
Commercial	$—	$—	$—	$—	$9,373	$9,373	$—	$9,373	$—	$—
Agricultural	57	1	66	124	2,593	2,717	—	2,717	—	—

Total	$57	$1	$66	$124	$11,966	$12,090	$—	$12,090	$—	$—

(1)	Amounts presented at amortized cost basis.

As of December 31, 2020 and 2019, the carrying values of problem mortgage loans that had been classified as non-accrual loans were $0 million and $0 million, respectively.

Troubled Debt Restructuring

For the year ended December 31, 2020, the Company had one commercial mortgage loan on real estate accounted for as a TDR with a pre-modification cost basis of $75 million and post-modification carrying value of $75 million. The one commercial mortgage loan TDR is 0.07% of the Company’s total invested assets. For the year ended December 31, 2020, the Company had seven new privately negotiated fixed maturity TDRs with a pre-modification cost basis of $54 million and post-modification carrying value of $48 million. These TDRs did not have subsequent payment defaults nor additional commitments to lend. The seven privately negotiated fixed maturity TDRs are 0.05% of the Company’s total invested assets. There were no mortgage loan on real estate or fixed maturities accounted for as a TDR during 2019.

Trading Securities

As of December 31, 2020 and 2019, respectively, the fair value of the Company’s trading securities was $5.3 billion and $6.6 billion. As of December 31, 2020 and 2019, respectively, trading securities included the General Account’s investment in Separate Accounts, which had carrying values of $43 million and $58 million.

The table below shows a breakdown of net investment income (loss) from trading securities during the years ended December 31, 2020, 2019 and 2018:

Net Investment Income (Loss) from Trading Securities

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Net investment gains (losses) recognized during the period on securities held at the end of the period	$96	$422	$(174)
Net investment gains (losses) recognized on securities sold during the period	10	7	(24)

Unrealized and realized gains (losses) on trading securities	106	429	(198)
Interest and dividend income from trading securities	206	283	326

Net investment income (loss) from trading securities	$312	$712	$128

Net Investment Income (Loss)

The following table breaks out net investment income (loss) by asset category:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Fixed maturities	$2,193	$1,902	$1,540
Mortgage loans on real estate	516	540	494
Other equity investments	79	72	117
Policy loans	198	198	201
Trading securities	312	712	128
Other investment income	49	18	69

Gross investment income (loss)	3,347	3,442	2,549
Investment expenses	(139)	(144)	(71)

Net investment income (loss)	$3,208	$3,298	$2,478

Investment Gains (Losses), Net

Investment gains (losses), net including changes in the valuation allowances and credit losses are as follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Fixed maturities	$801	$203	$6
Mortgage loans on real estate	(45)	(1)	—
Other equity investments	30	3	—
Other	1	1	(2)

Investment gains (losses), net	$787	$206	$4

For the years ended December 31, 2020, 2019 and 2018, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders’ account balances totaled $2 million, $2 million and $3 million.

4)	DERIVATIVES

The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a “Derivative Use Plan” approved by applicable states’ insurance law. Derivatives are generally not accounted for using hedge accounting, with the exception of TIPS, which is discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in capital markets. In addition, as part of its hedging strategy, the Company targets an asset level for all variable annuity products at or above a CTE98 level under most economic scenarios (CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios.)

Derivatives Utilized to Hedge Exposure to Variable Annuities with Guarantee Features

The Company has issued and continues to offer variable annuity products with GMxB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features’ benefits being higher than what accumulated policyholders’ account balances would support.

For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual experience versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. The reinsurance of the GMIB features is accounted for as a derivative.

The Company has in place an economic hedge program using interest rate swaps and U.S. Treasury futures to partially protect the overall profitability of future variable annuity sales against declining interest rates.

Derivatives Utilized to Hedge Crediting Rate Exposure on SCS, SIO, MSO and IUL Products/Investment Options

The Company hedges crediting rates in the SCS variable annuity, SIO in the EQUI-VEST variable annuity series, MSO in the variable life insurance products and IUL insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers, thereby substantially reducing any exposure to market-related earnings volatility.

Derivatives Used to Hedge Equity Market Risks Associated with the General Account’s Seed Money Investments in Retail Mutual Funds

The Company’s General Account seed money investments in retail mutual funds expose us to market risk, including equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

Derivatives Used to Hedge ULSG Policy

The Company implemented a hedge program using fixed income total return swaps to mitigate the interest rate exposure in the ULSG policy statutory liability.

Derivatives Used for General Account Investment Portfolio

The Company maintains a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of CDS. Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity’s bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in net derivative gains (losses).

The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company generally transacts the sale of CDS in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty’s option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. The Company purchased CDS to mitigate its exposure to a reference entity through cash positions. These positions do not replicate credit spreads.

To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDS. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar or euro-equivalent of the derivative’s notional amount. The standard North American CDS contract or standard European corporate contract under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

The Company purchased 30-year TIPS and other sovereign bonds, both inflation-linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond’s coupons and principal at maturity in the bond’s specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

The tables below present quantitative disclosures about the Company’s derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments:

Derivative Instruments by Category

	December 31, 2020			Year Ended December 31, 2020
		Fair Value
	Notional Amount	Derivative Assets	Derivative Liabilities	Net Derivative Gains (Losses)(2)
	(in millions)
Derivative instruments:
Freestanding derivatives(1):
Equity contracts:
Futures	$4,267	$—	$—	$(955)
Swaps	22,404	6	—	(3,353)
Options	35,786	8,383	3,715	1,663
Interest rate contracts:
Swaps	23,773	551	653	2,823
Futures	18,161	—	—	1,745
Swaptions	—	—	—	9
Credit contracts:
Credit default swaps	919	8	1	—
Other freestanding contracts:
Foreign currency contracts	347	—	—	(2)
Margin	—	26	66	—
Collateral	—	212	3,835	—

Embedded derivatives:
GMIB reinsurance contracts(3)	—	2,859	—	472
GMxB derivative features liability(4)	—	—	10,936	(2,238)
SCS, SIO, MSO and IUL indexed features(5)	—	—	4,378	(1,693)

Total derivative instruments	$105,657	$12,045	$23,584

Net derivative gains (losses)(6)				$(1,529)

(1)	Reported in other invested assets in the consolidated balance sheets.
(2)	Reported in net derivative gains (losses) in the consolidated statements of income (loss).
(3)	Reported in GMIB reinsurance contract asset in the consolidated balance sheets.
(4)	Reported in future policy benefits and other policyholders’ liabilities in the consolidated balance sheets.
(5)	Reported in policyholders’ account balances in the consolidated balance sheets.
(6)	Investment fees of $12 million are reported in net derivative gains (losses) in the consolidated statements of income (loss).

Derivative Instruments by Category

	December 31, 2019			Year Ended December 31, 2019
		Fair Value
	Notional Amount	Derivative Assets	Derivative Liabilities	Net Derivative Gains (Losses)(2)
	(in millions)
Derivative instruments:
Freestanding derivatives(1):
Equity contracts:
Futures	$3,510	$—	$—	$(1,294)
Swaps	17,064	9	279	(2,405)
Options	47,766	5,080	1,749	2,211
Interest rate contracts:
Swaps	23,700	467	523	2,037
Futures	20,424	—	—	139
Swaptions	3,201	16	—	(35)
Credit contracts:
Credit default swaps	1,232	18	—	16
Other freestanding contracts:
Foreign currency contracts	501	3	—	(9)
Margin	—	140	—	—
Collateral	—	72	3,001	—
Embedded derivatives:
GMIB reinsurance contracts(3)	—	2,466	—	500
GMxB derivative features liability(4)	—	—	8,316	(2,439)
SCS, SIO, MSO and IUL indexed features(5)	—	—	3,150	(2,552)

Total derivative instruments	$117,398	$8,271	$17,018

Net derivative gains (losses)				$(3,831)

(1)	Reported in other invested assets in the consolidated balance sheets.
(2)	Reported in net derivative gains (losses) in the consolidated statements of income (loss).
(3)	Reported in GMIB reinsurance contract asset in the consolidated balance sheets.
(4)	Reported in future policy benefits and other policyholders’ liabilities in the consolidated balance sheets.
(5)	Reported in policyholders’ account balances in the consolidated balance sheets.

Equity-Based and Treasury Futures Contracts Margin

All outstanding equity-based and treasury futures contracts as of December 31, 2020 and 2019 are exchange-traded and net settled daily in cash. As of December 31, 2020 and 2019, respectively, the Company had open exchange-traded futures positions on: (i) the S&P 500, Nasdaq, Russell 2000 and Emerging Market indices, having initial margin requirements of $135 million and $58 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $263 million and $165 million, and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and EAFE indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $35 million and $60 million.

Collateral Arrangements

The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. As of December 31, 2020 and 2019, respectively, the Company held $3.8 billion and $3.0 billion in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. The unrestricted cash collateral is reported in other invested assets. The Company posted collateral of $212 million and $72 million as of December 31, 2020 and 2019, respectively, in the normal operation of its collateral arrangements.

The following tables presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments as of December 31, 2020 and 2019:

Offsetting of Financial Assets and Liabilities and Derivative Instruments

As of December 31, 2020

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$9,186	$8,206	$980	$(53)	$927
Other financial assets	1,403	—	1,403	—	1,403

Other invested assets	$10,589	$8,206	$2,383	$(53)	$2,330

Liabilities:
Derivative liabilities	$8,218	$8,206	$12	$—	$12
Other financial liabilities	1,568	—	1,568	—	1,568

Other liabilities	$9,786	$8,206	$1,580	$—	$1,580

(1)	Financial instruments sent (held).

The following table presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments as of December 31, 2019.

Offsetting of Financial Assets and Liabilities and Derivative Instruments

As of December 31, 2019

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$5,804	$5,429	$375	$(77)	$298
Other financial instruments	1,781	—	1,781	—	1,781

Other invested assets	$7,585	$5,429	$2,156	$(77)	$2,079

Liabilities:
Derivative liabilities	$5,474	$5,429	$45	$—	$45
Other financial liabilities	1,724	—	1,724	—	1,724

Other liabilities	$7,198	$5,429	$1,769	$—	$1,769

(1)	Financial instruments sent (held).

5)	CLOSED BLOCK

As a result of demutualization, the Company’s Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company’s General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the NYDFS. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block’s earnings.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Company’s Closed Block is as follows:

	December 31,
	2020	2019
	(in millions)
Closed Block Liabilities:
Future policy benefits, policyholders’ account balances and other	$6,201	$6,478
Policyholder dividend obligation	160	2
Other liabilities	39	38

Total Closed Block liabilities	6,400	6,518

Assets Designated to the Closed Block:
Fixed maturities AFS, at fair value (amortized cost of $3,359 and $3,558) (allowance for credit losses of $0 at December 31, 2020)	3,718	3,754
Mortgage loans on real estate (net of allowance for credit losses of $6 at December 31, 2020)	1,773	1,759
Policy loans	648	706
Cash and other invested assets	28	82
Other assets	169	145

Total assets designated to the Closed Block	6,336	6,446

Excess of Closed Block liabilities over assets designated to the Closed Block	64	72
Amounts included in AOCI:
Net unrealized investment gains (losses), net of policyholders’ dividend obligation: $160 and $2; and net of income tax: $(42) and $(41)	167	164

Maximum future earnings to be recognized from Closed Block assets and liabilities	$231	$236

The Company’s Closed Block revenues and expenses were as follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Revenues:
Premiums and other income	$157	$182	$194
Net investment income (loss)	251	278	291
Investment gains (losses), net	—	(1)	(3)

Total revenues	408	459	482

Benefits and Other Deductions:
Policyholders’ benefits and dividends	399	439	471
Other operating costs and expenses	1	2	3

Total benefits and other deductions	400	441	474

Net income (loss), before income taxes	8	18	8
Income tax (expense) benefit	(2)	(2)	(3)

Net income (loss)	$6	$16	$5

A reconciliation of the Company’s policyholder dividend obligation follows:

	December 31,
	2020	2019	2018
	(in millions)

Balance, beginning of year	$2	$—	$19
Unrealized investment gains (losses)	158	2	(19)

Balance, end of year	$160	$2	$—

6)	DAC AND POLICYHOLDER BONUS INTEREST CREDITS

Changes in the DAC asset for the years ended December 31, 2020, 2019 and 2018 were as follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)

Balance, beginning of year(1)	$4,225	$4,959	$4,443
Capitalization of commissions, sales and issue expenses	564	646	591
Amortization:
Impact of assumptions updates and model changes	(866)	77	165
All other	(467)	(597)	(616)

Total amortization	(1,333)	(520)	(451)
Change in unrealized investment gains and losses	360	(863)	376

Balance, end of year	$3,816	$4,222	$4,959

(1)	December 31, 2020 DAC beginning balance is $3 million more than December 31, 2019 ending balance due to impact of CECL.

The deferred asset for policyholder bonus interest credits is reported in other assets in the consolidated balance sheets and changes in the deferred asset for policyholder bonus Interest credits are reported in interest credited to policyholders’ account balances. For the years ended December 31, 2020, 2019 and 2018 changes were as follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)

Balance, beginning of year	$431	$448	$472
Amortization charged to income	(26)	(17)	(24)

Balance, end of year	$405	$431	$448

7)	FAIR VALUE DISCLOSURES

U.S. GAAP establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Fair value measurements are required on a non-recurring basis for certain assets only when an impairment or other events occur. As of December 31, 2020 and 2019, no assets or liabilities were required to be measured at fair value on a non-recurring basis.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

Fair Value Measurements as of December 31, 2020

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$51,415	$1,687	$53,102
U.S. Treasury, government and agency	—	15,943	—	15,943
States and political subdivisions	—	535	39	574
Foreign governments	—	1,103	—	1,103
Residential mortgage-backed(2)	—	131	—	131
Asset-backed(3)	—	3,636	20	3,656
Commercial mortgage-backed	—	1,203	—	1,203
Redeemable preferred stock	402	239	—	641

Total fixed maturities, AFS	402	74,205	1,746	76,353
Other equity investments	13	—	2	15
Trading securities	285	5,055	—	5,340
Other invested assets:
Short-term investments	—	82	1	83
Assets of consolidated VIEs/VOEs	—	—	12	12
Swaps	—	(96)	—	(96)
Credit default swaps	—	7	—	7
Options	—	4,668	—	4,668

Total other invested assets	—	4,661	13	4,674
Cash equivalents	1,183	287	—	1,470
GMIB reinsurance contracts asset	—	—	2,859	2,859
Separate Accounts assets(4)	130,106	2,668	1	132,775

Total Assets	$131,989	$86,876	$4,621	$223,486

Liabilities:
GMxB derivative features’ liability	$—	$—	$10,936	$10,936
SCS, SIO, MSO and IUL indexed features’ liability	—	4,378	—	4,378

Total Liabilities	$—	$4,378	$10,936	$15,314

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.
(4)

Separate Accounts assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate. As of December 31, 2020 the fair value of such investments was $356 million.

Fair Value Measurements as of December 31, 2019

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$43,218	$1,246	$44,464
U.S. Treasury, government and agency	—	15,231	—	15,231
States and political subdivisions	—	610	39	649
Foreign governments	—	490	—	490
Residential mortgage-backed(2)	—	173	—	173
Asset-backed(3)	—	744	100	844
Redeemable preferred stock	237	274	—	511

Total fixed maturities, AFS	237	60,740	1,385	62,362
Other equity investments	13	—	—	13
Trading securities	321	6,277	—	6,598
Other invested assets:
Short-term investments	—	468	—	468
Assets of consolidated VIEs/VOEs	—	—	16	16
Swaps	—	(326)	—	(326)
Credit default swaps	—	18	—	18
Options	—	3,331	—	3,331

Total other invested assets	—	3,491	16	3,507
Cash equivalents	1,155	—	—	1,155
GMIB reinsurance contracts asset	—	—	2,466	2,466
Separate Accounts assets(4)	121,184	2,878	—	124,062

Total Assets	$122,910	$73,386	$3,867	$200,163

Liabilities:
GMxB derivative features’ liability	$—	$—	$8,316	$8,316
SCS, SIO, MSO and IUL indexed features’ liability	—	3,150	—	3,150

Total Liabilities	$—	$3,150	$8,316	$11,466

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)

Separate Accounts assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate and commercial mortgages. As of December 31, 2019 the fair value of such investments was $356 million.

Public Fixed Maturities

The fair values of the Company’s public fixed maturities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs.

Private Fixed Maturities

The fair values of the Company’s private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

Freestanding Derivative Positions

The net fair value of the Company’s freestanding derivative positions as disclosed in Note 4 are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

Level Classifications of the Company’s Financial Instruments

Financial Instruments Classified as Level 1

Investments classified as Level 1 primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less and are carried at cost as a proxy for fair value measurement due to their short-term nature.

Financial Instruments Classified as Level 2

Investments classified as Level 2 are measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. The Company’s AAA- rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

Certain Company products, such as the SCS and EQUI-VEST variable annuity products, IUL and the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have one, three, five or six year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g., holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

Financial Instruments Classified as Level 3

The Company’s investments classified as Level 3 primarily include corporate debt securities, such as private fixed maturities and asset-backed securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification are fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data.

The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract’s benefit base if and when the contract account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract’s benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract’s benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

Level 3 also includes the GMIB reinsurance contract assets which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities’ fair value reflects the present value of reinsurance premiums, net of recoveries, and risk margins over a range of market consistent economic scenarios while GMxB derivative features liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to GMxB derivative features’ liability over a range of market-consistent economic scenarios.

The valuations of the GMIB reinsurance contract asset and GMxB derivative features liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Accounts funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GMxB derivative features liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve for non-performance risk is made to the fair values of the GMIB reinsurance contract asset and liabilities and GMIBNLG feature to reflect the claims-paying ratings of counterparties and the Company. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature, adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $160 million and $175 million as of December 31, 2020 and 2019, respectively, to recognize incremental counterparty non-performance risk.

Lapse rates are adjusted at the contract level based on a comparison of the actuarial calculated guaranteed values and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. For valuing the embedded derivative, lapse rates vary throughout the period over which cash flows are projected.

The Company’s consolidated VIEs/VOEs hold investments that are classified as Level 3, primarily corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

Transfers of Financial Instruments Between Levels 2 and 3

During the year ended December 31, 2020, AFS fixed maturities with fair values of $103 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $184 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 2.5% of total equity as of December 31, 2020.

During the year ended December 31, 2019, AFS fixed maturities with fair values of $540 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $14 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 4.8% of total equity as of December 31, 2019.

The tables below present reconciliations for all Level 3 assets and liabilities for the years ended December 31, 2020, 2019 and 2018, respectively.

Level 3 Instruments — Fair Value Measurements

	Corporate	State and Political Subdivisions	Asset- backed
	(in millions)
Balance, January 1, 2020	$1,246	$39	$100
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	4	—	—
Investment gains (losses), net	(16)	—	—

Subtotal	(12)	—	—

Other comprehensive income (loss)	(17)	2	—
Purchases	513	—	20
Sales	(224)	(2)	—
Transfers into Level 3(1)	184	—	—
Transfers out of Level 3(1)	(3)	—	(100)

Balance, December 31, 2020	$1,687	$39	$20

Balance, January 1, 2019	$1,174	$38	$519
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	4	—	—
Investment gains (losses), net	—	—	—

Subtotal	4	—	—

Other comprehensive income (loss)	5	3	1
Purchases	273	—	100
Sales	(120)	(2)	(84)
Transfers into Level 3(1)	14	—	—
Transfers out of Level 3(1)	(104)	—	(436)

Balance, December 31, 2019	$1,246	$39	$100

Balance, January 1, 2018	$1,139	$40	$8
Total gains (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	7	—	(2)
Investment gains (losses), net	(8)	—	—

Subtotal	(1)	—	(2)

Other comprehensive income (loss)	(20)	(1)	(7)
Purchases	322	—	550
Sales	(321)	(1)	(30)
Transfers into Level 3(1)	83	—	—
Transfers out of Level 3(1)	(28)	—	—

Balance, December 31, 2018	$1,174	$38	$519

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.

	Other Equity Investments	GMIB Reinsurance Contract Asset	Separate Accounts Assets	GMxB Derivative Features Liability
	(in millions)
Balance, January 1, 2020	$16	$2,466	$—	$(8,316)
Realized and unrealized gains (losses), included in net income (loss) as:
Investment gains (losses), net	—	—	—	—
Net derivative gains (losses)(1)	—	472	—	(2,238)

Total realized and unrealized gains (losses)	—	472	—	(2,238)
Purchases(2)	3	45	1	(441)
Sales(3)	—	(79)	—	59
Settlements	—	—	—	—
Change in estimate(4)	—	(45)	—	—
Activity related to consolidated VIEs/VOEs	(4)	—	—	—
Transfers into Level 3(5)	—	—	—	—
Transfers out of Level 3(5)	—	—	—	—

Balance, December 31, 2020	$15	$2,859	$1	$(10,936)

Balance, January 1, 2019	$48	$1,993	$21	$(5,491)
Realized and unrealized gains (losses), included in net income (loss) as:
Investment gains (losses), net	—	—	—	—
Net derivative gains (losses)	—	500	—	(2,439)

Total realized and unrealized gains (losses)	—	500	—	(2,439)
Purchases(2)	—	45		(417)
Sales(3)	—	(72)	(1)	31
Settlements	—	—	(2)	—
Activity related to consolidated VIEs/VOEs	(3)	—	—	—
Transfers into Level 3(5)	—	—	—	—
Transfers out of Level 3(5)	(29)	—	(18)	—

Balance, December 31, 2019	$16	$2,466	$—	$(8,316)

Balance, January 1, 2018	$25	$10,495	$22	$(4,297)
Realized and unrealized gains (losses), included in net income (loss) as:
Investment gains (losses), net	—	—	—	—
Net derivative gains (losses)	—	(8,536)	—	(805)

Total realized and unrealized gains (losses)	—	(8,536)	—	(805)
Purchases(2)	29	96	5	(402)
Sales(3)	—	(61)	(1)	14
Settlements	—	—	(5)	—
Activity related to consolidated VIEs/VOEs	(6)	—	—	—
Transfers into Level 3(4)	5	—	—	—
Transfers out of Level 3(4)	(5)	—	—	—
Balance, December 31, 2018	$48	$1,993	$21	$(5,491)

(1)

The Company’s non-performance risk impact of $(758) million for GMxB Derivative Features Liability and $14 million for the GMIB Reinsurance Contract Asset the twelve months ended December 2020, respectively, is recorded through Net derivative gains (losses).

(2)	For the GMIB reinsurance contract asset and GMxB derivative features liability, represents attributed fee.
(3)	For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GMxB derivative features liability, represents benefits paid.
(4)	For the GMIB reinsurance contract asset, represents a transfer from amounts due from reinsurers.
(5)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.

The table below details changes in unrealized gains (losses) for the years ended December 31, 2020, 2019 and 2018 by category for Level 3 assets and liabilities still held as of December 31, 2020, 2019, and 2018, respectively.

Change in Unrealized Gains (Losses) for Level 3 Instruments

	Net Income (Loss)
	Net Derivative Gains (Losses)	OCI
	(in millions)
Held at December 31, 2020:
Change in unrealized gains (losses):
Fixed maturities, AFS:
Corporate	$—	$(18)
State and political subdivisions	—	2
Total fixed maturities, AFS	—	(16)
GMIB reinsurance contracts	472	—
GMxB derivative features liability	(2,238)	—

Total	$(1,766)	$(16)

Held at December 31, 2019:
Change in unrealized gains (losses):
Fixed maturities, AFS:
Corporate	$—	$3
State and political subdivisions	—	3
Asset-backed	—	—

Total fixed maturities, AFS	—	6
GMIB reinsurance contracts	500	—
Separate Account assets	—	—
GMxB derivative features liability	(2,439)	—

Total	$(1,939)	$6

Held at December 31, 2018:
Change in unrealized gains (losses):
Fixed maturities, AFS:
Corporate	$—	$(18)
State and political subdivisions	—	(1)
Commercial mortgage-backed	—	—
Asset-backed	—	(7)

Subtotal	—	(26)
GMIB reinsurance contracts	(8,536)	—
GMxB derivative features liability	(805)	—

Total	$(9,341)	$(26)

Quantitative and Qualitative Information about Level 3 Fair Value Measurements

The following tables disclose quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2020 and 2019, respectively.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2020

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average (2)
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$28	Matrix pricing model	Spread over Benchmark	45 - 195 bps	152 bps

	1,148	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples	3.5x - 33.1x 5.6% - 28.4% 1.9x - 25.0x	10.8x 8.6% 6.8x
Other equity investments	2	Market comparable companies	Revenue multiple	9.7x - 26.4x	18.5x
GMIB reinsurance contract asset	2,859	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity Mortality Rates(1): Ages 0 - 40 Ages 41 - 60 Ages 61 - 115	43 - 85 bps 0.6% - 16% 0% - 2% 0% - 61% 7% - 32% 0.01% - 0.18% 0.07% - 0.54% 0.42% - 42.20%	50 bps 1.69% 0.91% 5.82% 24% 2.80% (same for all ages)

Liabilities:
GMIBNLG	10,713	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality Rates (1): Ages 0 - 40 Ages 41 - 60 Ages 61 - 115	96.0 bps 1.1% - 25.7% 0.4% - 2% 0% - 100% 0.01% -0.19% 0.06% - 0.53% 0.41% -41.39%	3.19% 0.93% 5.51% 1.56% (same for all ages)

GWBL/GMWB	190	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	96.0 bps 0.8% -16% 0% - 8% 100% once starting 7% - 32%	1.69% 0.91% 24%

GIB	31	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	96.0 bps 0.8% - 15.6% 0% - 2% 0% - 100% 7% - 32%	1.69% 0.91% 5.82% 24%

GMAB	2	Discounted cash flow	Non-performance risk Lapse rates Volatility rates - Equity	96.0 bps 0.8% - 16% 7% - 32%	1.69% 24%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

(2)

For lapses, withdrawals, and utilizations the rates were weighted by counts, for mortality weighted average rates are shown for all ages combined and for withdrawals the weighted averages were based on an estimated split of partial withdrawal and dollar-for-dollar withdrawals.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2019

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$51	Matrix pricing model	Spread over benchmark	65 - 580 bps	186 bps

	1,025	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples	3.3x - 56.7x 3.9% - 16.5% 0.8x - 48.1x	14.3x 10.0% 10.7x

GMIB reinsurance contract asset	2,466	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 60 - 115	55 - 109 bps 0.8% - 10% 0.0% - 8.0% 0.0% - 49.0% 9.0% - 30.0% 0.01% - 0.18% 0.07% - 0.54% 0.42% - 42.20%

Liabilities:
GMIBNLG	8,135	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 60 - 115	124 bps 0.8% - 19.9% 0.3% - 11.0% 0.0% - 100.0% 0.01% - 0.19% 0.06% - 0.53% 0.41% - 41.39%

GWBL/GMWB	172	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	124 bps 0.8% - 10.0% 0.0% - 7.0% 100% after starting 9.0% - 30.0%

GIB	5	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	124 bps 1.2% - 19.9% 0.0% - 8.0% 0.0% - 100.0% 9.0% - 30.0%

GMAB	4	Discounted cash flow	Lapse rates Volatility rates - Equity	1.0% - 10.0% 9.0% - 30.0%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

Level 3 Financial Instruments for which Quantitative Inputs are Not Available

Certain Privately Placed Debt Securities with Limited Trading Activity

Excluded from the tables above as of December 31, 2020 and 2019, respectively, are approximately $586 million and $325 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

•

The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

•

Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above as of December 31, 2020 and 2019, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

•

Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit risk transfer securities, and equipment financings. Included in the tables above as of December 31, 2020 and 2019, there were no securities that were determined by the application of matrix-pricing for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would have resulted in significantly lower (higher) fair value measurements.

GMIB Reinsurance Contract Asset and GMxB Derivative Features Liability

Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

Fair value measurement of the GMIB reinsurance contract asset and liabilities includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIBNLG liability are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability.

The significant unobservable inputs used in the fair value measurement of the Company’s GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

Carrying Value of Financial Instruments Not Otherwise Disclosed in Note 3 and Note 4

The carrying values and fair values as of December 31, 2020 and 2019 for financial instruments not otherwise disclosed in Note 3 and Note 4 are presented in the table below.

Carrying Values and Fair Values for Financial Instruments Not Otherwise Disclosed

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
	(in millions)
December 31, 2020:
Mortgage loans on real estate	$13,142	$—	$—	$13,474	$13,474
Policy loans	$3,635	$—	$—	$4,794	$4,794
Loans to affiliates	$900	$—	$938	$—	$938
Policyholders’ liabilities: Investment contracts	$2,069	$—	$—	$2,275	$2,275
FHLB funding agreements	$6,897	$—	$6,990	$—	$6,990
FABN funding agreements	$1,939	$—	$1,971	$—	$1,971
Separate Accounts liabilities	$10,081	$—	$—	$10,081	$10,081

December 31, 2019:
Mortgage loans on real estate	$12,090	$—	$—	$12,317	$12,317
Policy loans	$3,270	$—	$—	$4,199	$4,199
Loans to affiliates	$1,200	$—	$1,224	$—	$1,224
Policyholders’ liabilities: Investment contracts	$1,922	$—	$—	$2,029	$2,029
FHLB funding agreements	$6,909	$—	$6,957	$—	$6,957
Separate Accounts liabilities	$9,041	$—	$—	$9,041	$9,041

Mortgage Loans on Real Estate

Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived based on the appropriate U.S. Treasury rate with a like term to the remaining term of the loan to which a spread reflective of the risk premium associated with the specific loan is added. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

Policy Loans

The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. Treasury yield curve and historical loan repayment patterns.

Loans to Affiliates

The fair value of loans to affiliates is calculated by matrix or model pricing. The matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

FHLB Funding Agreements

The fair values of the Company’s FHLB funding agreements are determined by discounted cash flow analysis based on the indicative funding agreement rates published by the FHLB.

FABN Funding Agreements

The fair values of the Company’s FABN funding agreements are determined by Bloomberg’s evaluated pricing service, which uses direct observations or observed comparables.

Policyholder Liabilities — Investment Contracts and Separate Accounts Liabilities

The fair values for deferred annuities and certain annuities, which are included in policyholders’ account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as the Company’s association plans contracts, supplementary contracts not involving life contingencies, Access Accounts and Escrow Shield Plus product reserves are held at book value.

Financial Instruments Exempt from Fair Value Disclosure or Otherwise Not Required to be Disclosed

Exempt from Fair Value Disclosure Requirements

Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

Otherwise Not Required to be Included in the Table Above

The Company’s investment in COLI policies are recorded at their cash surrender value and are therefore not required to be included in the table above. See Note 2. for further description of the Company’s accounting policy related to its investment in COLI policies.

8)	INSURANCE LIABILITIES

Variable Annuity Contracts – GMDB, GMIB, GIB and GWBL and Other Features

The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

•	Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

•

Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

•	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

•	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

•	Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

Liabilities for Variable Annuity Contracts with GMDB and GMIB Features without NLG Rider Feature

The change in the liabilities for variable annuity contracts with GMDB and GMIB features and without a NLG feature are summarized in the tables below. The amounts for the direct contracts (before reinsurance ceded) and assumed contracts are reflected in the consolidated balance sheets in future policy benefits and other policyholders’ liabilities. The amounts for the ceded contracts are reflected in the consolidated balance sheets in amounts due from reinsurers. The amounts for the ceded IB are reflected in the consolidated balance sheets in GMIB reinsurance contract asset, at fair value.

Change in Liability for Variable Annuity Contracts with GMDB and GMIB Features and

No NLG Feature

Year Ended December 31, 2020, 2019 and 2018

	GMDB		GMIB
	Direct	Ceded	Direct	Ceded
	(in millions)

Balance, January 1, 2018	$4,056	$(102)	$4,765	$(10,495)
Paid guarantee benefits	(394)	70	(153)	61
Other changes in reserve	995	(75)	(868)	8,441

Balance, December 31, 2018	4,657	(107)	3,744	(1,993)
Paid guarantee benefits	(438)	14	(256)	72
Other changes in reserve	556	(6)	1,183	(545)

Balance, December 31, 2019	4,775	(99)	4,671	(2,466)
Paid guarantee benefits	(495)	15	(293)	79
Other changes in reserve	813	—	1,647	(472)

Balance, December 31, 2020	$5,093	$(84)	$6,025	$(2,859)

Liabilities for Embedded and Freestanding Insurance Related Derivatives

The liability for the GMxB derivative features, the liability for SCS, SIO, MSO and IUL indexed features and the asset and liability for the GMIB reinsurance contracts are considered embedded or freestanding insurance derivatives and are reported at fair value. For the fair value of the assets and liabilities associated with these embedded or freestanding insurance derivatives, see Note 7 Fair Value Disclosures.

Account Values and Net Amount at Risk

Account Values and NAR for direct variable annuity contracts in force with GMDB and GMIB features as of December 31, 2020 are presented in the following tables by guarantee type. For contracts with the GMDB feature, the NAR in the event of death is the amount by which the GMDB feature exceeds the related Account Values. For contracts with the GMIB feature, the NAR in the event of annuitization is the amount by which the present value of the GMIB benefits exceed the related Account Values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB features may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive.

Direct Variable Annuity Contracts with GMDB and GMIB Features as of December 31, 2020

	Guarantee Type
	Return of Premium	Ratchet	Roll-Up	Combo	Total
	(in millions, except age and interest rate)
Variable annuity contracts with GMDB features
Account Values invested in:
General Account	$15,434	$88	$54	$167	$15,743
Separate Accounts	53,877	9,550	3,299	33,794	100,520

Total Account Values	$69,311	$9,638	$3,353	$33,961	$116,263

NAR, gross	$97	$33	$1,604	$17,047	$18,781

NAR, net of amounts reinsured	$97	$31	$1,125	$17,047	$18,300

Average attained age of policyholders (in years)	51.3	68.3	74.9	70.2	55.3
Percentage of policyholders over age 70	11.2%	48.4%	70.3%	54.2%	20.2%
Range of contractually specified interest rates	N/A	N/A	3% - 6%	3% - 6.5%	3% - 6.5%
Variable annuity contracts with GMIB features

	Guarantee Type
	Return of Premium	Ratchet	Roll-Up	Combo	Total
	(in millions, except age and interest rate)
Account Values invested in:
General Account	$—	$—	$16	$217	$233
Separate Accounts	—	—	24,956	36,230	61,186

Total Account Values	$—	$—	$24,972	$36,447	$61,419

NAR, gross	$—	$—	$877	$11,219	$12,096

NAR, net of amounts reinsured	$—	$—	$281	$10,189	$10,470

Average attained age of policyholders (in years)	N/A	N/A	64.2	70.2	68.0
Weighted average years remaining until annuitization	N/A	N/A	5.6	0.6	2.5
Range of contractually specified interest rates	N/A	N/A	3% - 6%	3% - 6.5%	3% - 6.5%

For more information about the reinsurance programs of the Company’s GMDB and GMIB exposure, see “Reinsurance” in Note 10.

Separate Accounts Investments by Investment Category Underlying Variable Annuity Contracts with GMDB and GMIB Features

The total Account Values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB features. The investment performance of the assets impacts the related Account Values and, consequently, the NAR associated with the GMDB and GMIB benefits and guarantees. Because the Company’s variable annuity contracts offer both GMDB and GMIB features, GMDB and GMIB amounts are not mutually exclusive.

Investment in Variable Insurance Trust Mutual Funds

	December 31,
	2020		2019
Mutual Fund Type	GMDB	GMIB	GMDB	GMIB
	(in millions)
Equity	$46,850	$18,771	$42,489	$17,941
Fixed income	5,506	2,701	5,263	2,699
Balanced	47,053	39,439	45,871	38,445
Other	1,111	275	865	263

Total	$100,520	$61,186	$94,488	$59,348

The Company has a program intended to hedge certain risks associated first with the GMDB feature and with the GMIB feature of the Accumulator series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not externally reinsured.

These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net derivative gains (losses) in the period in which they occur, and may contribute to income (loss) volatility.

Variable and Interest-Sensitive Life Insurance Policies — NLG

The NLG feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The NLG remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

The change in the NLG liabilities, reflected in future policy benefits and other policyholders’ liabilities in the consolidated balance sheets, is summarized in the table below.

	Direct Liability	Reinsurance Ceded	Net
	(in millions)
Balance, January 1, 2018	$678	$(664)	$14
Paid guarantee benefits	(23)	—	(23)
Other changes in reserves	133	(70)	63

Balance, December 31, 2018	788	(734)	54
Paid guarantee benefits	(20)	—	(20)
Other changes in reserves	126	(74)	52

Balance, December 31, 2019	894	(808)	86
Paid guarantee benefits	(40)	—	(40)
Other changes in reserves	162	(75)	87

Balance, December 31, 2020	$1,016	$(883)	$133

9)	LEASES

On January 1, 2019, the Company adopted the new leases standard using the simplified modified retrospective transition method, as of the adoption date. The Company does not record leases with an initial term of 12 months or less in its consolidated balance sheets, but instead recognizes lease expense for these leases on a straight-line basis over the lease term. For leases with a term greater than one year, the Company records in its consolidated balance sheets at the time of lease commencement or modification a RoU operating lease asset and a lease liability, initially measured at the present value of the lease payments. Lease costs are recognized in the consolidated statements of income (loss) over the lease term on a straight-line basis. RoU operating lease assets represent the Company’s right to use an underlying asset for the lease term and RoU operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

The Company’s operating leases primarily consist of real estate leases for office space. The Company also has operating leases for various types of office furniture and equipment. For certain equipment leases, the Company applies a portfolio approach to effectively account for the RoU operating lease assets and liabilities. For certain lease agreements entered into after the adoption of ASC 842 or for lease agreements for which the lease term or classification was reassessed after the occurrence of a change in the lease terms or a modification of the lease that did not result in a separate contract, the Company elected to combine the lease and related non-lease components for its operating leases; however, the non-lease components associated with the Company’s operating leases are primarily variable in nature and as such are not included in the determination of the RoU operating lease asset and lease liability, but are recognized in the period in which the obligation for those payments is incurred.

The Company’s operating leases may include options to extend or terminate the lease, which are not included in the determination of the RoU operating asset or lease liability unless they are reasonably certain to be exercised. The Company’s operating leases have remaining lease terms of 1 year to 10 years, some of which include options to extend the leases. The Company typically does not include its renewal options in its lease terms for calculating its RoU operating lease asset and lease liability as the renewal options allow the Company to maintain operational flexibility and the Company is not reasonably certain it will exercise these renewal options until close to the initial end date of the lease. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

As the Company’s operating leases do not provide an implicit rate, the Company’s incremental borrowing rate, based on the information available at the lease commencement date, is used in determining the present value of lease payments.

The Company primarily subleases floor space within its New Jersey and New York lease properties to various third parties. The lease term for these subleases typically corresponds to the original lease term.

Balance Sheet Classification of Operating Lease Assets and Liabilities

		December 31,
	Balance Sheet Line Item	2020	2019
		(in millions)
Assets
Operating lease assets	Other assets	$272	$324
Liabilities
Operating lease liabilities	Other liabilities	$350	$415

The table below summarizes the components of lease costs for the years ended December 31, 2020 and 2019.

Lease Costs

	Year Ended December 31,
	2020	2019
	(in millions)
Operating lease cost	$77	$77
Variable operating lease cost	11	10
Sublease income	(18)	(16)
Short-term lease expense	—	2

Net lease cost	$70	$72

Maturities of lease liabilities as of December 31, 2020 are as follows:

Maturities of Lease Liabilities

December 31, 2020
(in millions)
Operating Leases:
2021	$96
2022	95
2023	85
2024	26
2025	29
Thereafter	195

Total lease payments	526
Less: Interest	(176)

Present value of lease liabilities	$350

During December 2020, Equitable Financial signed a lease which is expected to commence in 2023 once certain conditions of the lease are met, relating to approximately 130,000 square feet of space in New York City. Equitable Financial currently has an option to decrease the square footage by up to approximately 41,000 square feet, with such option expiring in October 2021, subject to acceleration to June 2021 pursuant to the terms of the lease.

The below table presents the Company’s weighted-average remaining operating lease term and weighted-average discount rate.

Weighted Averages — Remaining Operating Lease Term and Discount Rate

	December 31,
	2020	2019
Weighted-average remaining operating lease term	5 years	6 years
Weighted-average discount rate for operating leases	3.00%	3.10%

Supplemental cash flow information related to leases was as follows:

Lease Liabilities Information

	Year Ended December 31,
	2020	2019
	(in millions)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$94	$87
Non-cash transactions:
Leased assets obtained in exchange for new operating lease liabilities	$20	$50

10)	REINSURANCE

The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The following table summarizes the effect of reinsurance:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Direct premiums	$764	$868	$836
Reinsurance assumed	195	194	186
Reinsurance ceded	(153)	(126)	(160)

Premiums	$806	$936	$862

Direct charges and fee income	$2,684	$2,721	$3,981
Reinsurance ceded	780	766	(466)

Policy charges and fee income	$3,464	$3,487	$3,515

Direct policyholders’ benefits	$5,233	$4,298	$2,804
Reinsurance assumed	218	217	219
Reinsurance ceded	(500)	(427)	(63)

Policyholders’ benefits	$4,951	$4,088	$2,960

Ceded Reinsurance

The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.

Effective February 1, 2018, Equitable Financial entered into a coinsurance reinsurance agreement (the “Coinsurance Agreement”) to cede 90% of its single premium deferred annuities products issued between 1978-2001 and its guaranteed growth annuity single premium deferred annuity products issued between 2001-2014. As a result of this agreement, Equitable Financial transferred securities with a market value of $604 million and cash of $31 million to equal the statutory reserves of approximately $635 million. As the risks transferred by Equitable Financial to the reinsurer under the Coinsurance Agreement are not considered insurance risks and therefore do not qualify for reinsurance accounting, Equitable Financial applied deposit accounting. Accordingly, Equitable Financial recorded the transferred assets of $635 million as a deposit asset recorded in other assets, net of the ceding commissions paid to the reinsurer.

As of December 31, 2020 and 2019, the Company had reinsured with non-affiliates in the aggregate approximately 2.6% and 2.8%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 13.4% and 14.2% of its current liability exposure, respectively, resulting from the GMIB feature. For additional information, see Note 8.

Based on management’s estimates of future contract cash flows and experience, the estimated net fair values of the ceded GMIB reinsurance contracts, considered derivatives were $2.9 billion and $2.5 billion as of December 31, 2020 and 2019, respectively. The estimated fair values increased $393 million and $475 million during 2020 and 2019, respectively, and decreased $8.5 billion during 2018.

As of December 31, 2020 and 2019, third-party reinsurance recoverables related to insurance contracts amounted to $2.2 billion and $2.2 billion. Additionally, $1.6 billion and $1.6 billion of the amounts due from reinsurers related to two specific reinsurers, Zurich Insurance Company Ltd. (AA- rating by S&P), and Paul Revere Life Insurance Company (A rating by S&P).

Third-party reinsurance payables related to insurance contracts were $113 million and $90 million, as of December 31, 2020 and 2019, respectively.

The Company cedes substantially all of its group health business to a third-party insurer. Insurance liabilities ceded totaled $48 million and $56 million as of December 31, 2020 and 2019, respectively.

The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

Assumed Reinsurance

In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves were $721 million and $735 million as of December 31, 2020 and 2019, respectively.

For reinsurance agreements with affiliates, see “Related Party Transactions” in Note 11.

11)	RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions. Since transactions with related parties may raise potential or actual conflicts of interest between the related party and the Company, Holdings has implemented a related party transaction policy that requires related party transactions to be reviewed and approved by its Audit Committee.

Following the decrease in AXA’s ownership interest in the Company from approximately 39% to approximately 10% on November 13, 2019 (the “November Offering”), AXA and its affiliates (collectively, “AXA Affiliates”) are no longer considered related parties of the Company. Transactions with AXA Affiliates continue to be reported as related party transactions for periods prior to the November Offering. The Company also had entered into related party transactions with other related parties that are described herein.

Cost Sharing and General Service Agreements

In the second quarter of 2018, Equitable Financial entered into a general services agreement with Holdings whereby Equitable Financial will benefit from the services received by Holdings from AXA Affiliates for a limited period following the Holdings IPO under a transition services agreement. The general services agreement with Holdings replaces existing cost-sharing and general service agreements with various AXA Affiliates. Equitable Financial continues to provide services to Holdings and various AXA Affiliates under a separate existing general services agreement with Holdings. Costs allocated to the Company from Holdings totaled $41 million, $73 million and $138 million for the years ended December 31, 2020, 2019 and 2018, respectively, and are allocated based on cost center tracking of expenses. The cost centers are approved annually and are updated based on business area needs throughout the year.

Investment Management and Service Fees and Expenses

EIM, a subsidiary of Equitable Financial, provides investment management and administrative services to EQAT, EQ Premier VIP Trust, 1290 Funds and Other AXA Trusts, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

AXA Investment Managers Inc. (“AXA IM”) and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) provide sub-advisory services with respect to certain portfolios of EQAT, EQ Premier VIP Trust and the Other AXA Trusts. Also, AXA IM and AXA Real Estate Investment Managers (“AXA REIM”) manage certain General Account investments. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

Effective December 31, 2018, Equitable Financial transferred its interest in ABLP, AB Holdings and the General Partner to a newly formed subsidiary and distributed the shares of the subsidiary to its direct parent which subsequently distributed the shares to Holdings (the “AB Business Transfer”). Accordingly, AB’s related party transactions with AXA Affiliates and mutual funds sponsored by AB are reflected as a discontinued operation in the Company’s consolidated financial statements for the year ended December 31, 2018. Investment management and other services provided by AB prior to the AB Business Transfer will continue based upon the Company’s business needs. The Company recorded investment management fee expense from AllianceBernstein of $97 million and $102 million for the years ended December 31, 2020 and 2019, respectively. See Note 18 for further details of the AB Business Transfer and the discontinued operation.

As of December 31, 2020 and 2019, respectively, the Company held approximately $64 million and $30 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2. These legal entities are related parties of Equitable Financial. The Company reflects these equity interest in the consolidated Balance Sheets as other equity investments. The net assets of these unconsolidated VIEs are approximately $623 million and $974 million as of December 31, 2020 and 2019, respectively. The Company also has approximately $90 million and $20 million of unfunded commitments as of December 31, 2020 and 2019, respectively with these legal entities.

Distribution Revenue and Expenses with Affiliates

Equitable Distributors receives commissions and fee revenue from Equitable America for sales of its insurance products. The commissions and fees earned from Equitable America are based on the various selling agreements.

Equitable Financial pays commissions and fees to Equitable Distribution Holding Corporation and its subsidiaries (“Equitable Distribution”) for sales of insurance products. The commissions and fees paid to Equitable Distribution are based on various selling agreements.

Insurance-Related Transactions with Affiliates

GMxB Unwind

Prior to April 2018, Equitable Financial ceded the following to AXA RE Arizona, an indirect, wholly-owned subsidiary of Holdings: (i) a 100% quota share of all liabilities for variable annuities with GMxB riders issued on or after January 1, 2006 and in-force on September 30, 2008 (the “GMxB Business”); (ii) a 100% quota share of all liabilities for variable annuities with GMIB riders issued on or after May 1, 1999 through August 31, 2005 in excess of the liability assumed by two unaffiliated reinsurers, which are subject to certain maximum amounts or limitations on aggregate claims; and (iii) a 90% quota share of level premium term insurance issued by Equitable Financial on or after March 1, 2003 through December 31, 2008 and lapse protection riders under certain series of universal life insurance policies issued by Equitable Financial on or after June 1, 2003 through June 30, 2007.

On April 12, 2018, Equitable Financial completed the unwind of the reinsurance previously provided to Equitable Financial by AXA RE Arizona for certain variable annuities with GMxB features (the “GMxB Unwind”). Accordingly, all of the business previously ceded to AXA RE Arizona, with the exception of the GMxB Business, was novated to EQ AZ Life Re Company (“EQ AZ Life Re”), a newly formed captive insurance company organized under the laws of Arizona, which is an indirect wholly-owned subsidiary of Holdings. Following the novation of business to EQ AZ Life Re, AXA RE Arizona was merged with and into Equitable Financial. Following AXA RE Arizona’s merger with and into Equitable Financial, the GMxB Business is not subject to any new internal or third-party reinsurance arrangements, though in the future Equitable Financial may reinsure the GMxB Business with third parties.

AXA RE Arizona novated the Life Business from AXA RE Arizona to EQ AZ Life Re as part of the GMxB Unwind. As a result, EQ AZ Life Re reinsures a 90% quota share of level premium term insurance issued by Equitable Financial on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by Equitable Financial on or after June 1, 2003 through June 30, 2007 and the Excess Risks.

The GMxB Unwind was considered a pre-existing relationship required to be effectively settled at fair value. The loss relating to this relationship resulted from the settlement of the reinsurance contracts at fair value and the write-off of previously recorded assets and liabilities related to this relationship recorded in the Company’s historical accounts. The pre-tax loss recognized in the second quarter of 2018 was $2.6 billion ($2.1 billion net of tax). The Company wrote-off a $1.8 billion deferred cost of reinsurance asset which was previously reported in other assets. Additionally, the remaining portion of the loss was determined by calculating the difference between the fair value of the assets received compared to the fair value of the assets and liabilities already recorded within the Company’s consolidated financial statements. The Company’s primary assets previously recorded were reinsurance recoverables, including the reinsurance recoverable associated with GMDB business. There was an approximate $400 million difference between the fair value of the GMDB recoverable compared to its carrying value which is accounted for under ASC 944.

The assets received and the assets removed were as follows:

	As of April 12, 2018
	(in millions)
	Assets Received	Assets Removed
Assets at fair value:
Fixed income securities	$7,083
Short-term investments	205
Money market funds	2
Accrued interest	43
Derivatives	282
Cash and cash equivalents	1,273

Total	$8,888

Deferred cost of reinsurance asset		$1,839
GMDB ceded reserves		2,317
GMIB reinsurance contract asset		7,463
Payable to AXA RE Arizona		270

Total		$11,889

Significant non-cash transactions involved in the GMxB Unwind included: (a) the increase in total investments includes non-cash activities of $7.6 billion for assets received related to the recapture transaction; (b) cancellation of the $300 million surplus note between the Company and AXA RE Arizona; and (c) settlement of the intercompany receivables/payables to AXA RE Arizona of $270 million. In addition, upon merging the remaining assets of AXA Re Arizona into Equitable Financial, $1.2 billion of deferred tax assets were recorded on the balance sheet through an adjustment to Capital in excess of par value.

The reinsurance arrangements with EQ AZ Life Re provide important capital management benefits to Equitable Financial. As of December 31, 2020, the Company’s GMIB reinsurance contract asset with EQ AZ Life Re had carrying values of $327 million and is reported in GMIB contract reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2020, 2019 and 2018 totaled approximately $51 million, $62 million and $100 million, respectively. Ceded claims paid in 2020, 2019 and 2018 were $72 million, $52 million and $78 million, respectively.

Reinsurance Assumed from AXA Affiliates

Prior to 2019, AGL retroceded a quota share portion of certain life and health risks of various AXA Affiliates to Equitable Financial and Equitable America on a one-year term basis. The agreement was closed effective December 31, 2018. Also, AXA Life Insurance Company Ltd. cedes a portion of its variable deferred annuity business to Equitable Financial.

Premiums earned in 2019 and 2018 were $19 million and $20 million, respectively. Claims and expenses paid in 2019 and 2018 were $6 million and $8 million, respectively.

Reinsurance Ceded to AXA Affiliates

Equitable Financial entered into a stop loss reinsurance agreement with AGL to protect Equitable Financial with respect to a deterioration in its claims experience following the occurrence of an extreme mortality event.

Equitable Financial also accepts certain retrocession policies through reinsurance agreements with various reinsurers and retrocedes to AGL the excess of its first retention layer.

The Company’s subsidiaries entered into a Life Catastrophe Excess of Loss Reinsurance Agreement (the “Excess of Loss Agreement”) with a number of subscribing reinsurers, which included AGL. AGL participated as a subscribing reinsurer with 5% of the pool, pro rata, across the upper and lower layers through the contract period ending March 31, 2018.

Premiums and expenses paid for the above agreements in 2019 and 2018 were $3 million and $4 million, respectively.

On September 12, 2018, AXA Group acquired XL Catlin. Prior to the acquisition, Equitable Financial had ceded part of its disability income business to XL Catlin and as of December 31, 2019, the reserves ceded were $104 million.

Investments in Unconsolidated Equity Interests in AXA Affiliates

As of December 31, 2020 and 2019, respectively, the Company held approximately $218 million and $229 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2. These legal entities are related parties of Equitable Financial. The Company reflects these equity interest in the consolidated Balance Sheets as other equity investments. The net assets of these unconsolidated VIEs are approximately $13 billion and $10 billion as of December 31, 2020 and 2019, respectively. The Company also has approximately $163 million and $205 million of unfunded commitments as of December 31, 2020 and 2019, respectively with these legal entities.

Loans Issued to Holdings

In April 2018, Equitable Financial made a $800 million loan to Holdings. The loan has an interest rate of 3.69% and matures in April 2021. During the years ended December 2020, 2019 and 2018 Holdings repaid $300 million, $200 million, and $300 million in principal, respectively. As of December 31, 2020, the loan was repaid in full with no amount outstanding.

In November 2019, Equitable Financial made a $900 million loan to Holdings. The loan has an interest rate of one-month LIBOR plus 1.33%. The loan matures on November 24, 2024. As of December 31, 2020, the amount outstanding was $900 million.

Assumption by Holdings of Obligations of AXA Financial to Equitable Financial

On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity. As a result, Holdings assumed AXA Financial’s obligations with respect to the Company, including obligations related to certain benefit plans.

In March 2018, Equitable Financial sold its interest in two consolidated real estate joint ventures to AXA France for a total purchase price of approximately $143 million, which resulted in a pre-tax loss of $0.2 million for the year ended December 31, 2018.

Revenues and Expenses Transactions with AXA Affiliates

The table below summarizes the expenses reimbursed to/from the Company and the fees received/paid by the Company in connection with certain services described above for the years ended December 31, 2020, 2019 and 2018.

	Year Ended December 31,
	2019	2018
	(in millions)
Revenue received or accrued for:
General services provided to affiliates(1)	460	463

Total	$460	$463

Expenses paid or accrued for:
General services provided by affiliates(1)	76	109
Investment management services provided by AXA IM, AXA REIM and AXA Rosenberg	5	2

Total	$81	$111

(1)	Includes AXA Affiliates and affiliates of Holdings.

Revenues and Expenses Transactions with Equitable Affiliates

The table below summarizes the fees received/paid by the Company and the expenses reimbursed to/from the Company in connection with certain services described above for the years ended December 31, 2020, 2019 and 2018.

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Revenue received or accrued for:
Investment management and administrative services provided to EQAT, EQ Premier VIP Trust, 1290 Funds and Other AXA Trusts	$724	$669	$727
Amounts received or accrued for commissions and fees earned for sale of Equitable America’s insurance products	38	39	44

Total	$762	$708	$771

Expenses paid or accrued for:
Paid or accrued commission and fee expenses for sale of insurance products by Equitable Network	$625	$573	$613

Total	$625	$573	$613

Contribution to the Equitable Foundation

The company made no funding contribution the years ended 2020. For the year 2019, Equitable Financial made a funding contribution to the of $25 million. The Equitable Foundation is the philanthropic arm of Equitable Financial.

12)	EMPLOYEE BENEFIT PLANS

Equitable Financial sponsors the following employee benefit plans:

401(k) Plan

Equitable Financial sponsors the Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for a company contribution, a company matching contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $19 million, $22 million and $19 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Pension Plan

Equitable Financial sponsors the Equitable Retirement Plan (the “ Equitable Financial QP”), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory, and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. Effective December 31, 2015, primary liability for the obligations of Equitable Financial under the Equitable Financial QP was transferred from Equitable Financial to AXA Financial, and upon the merger of AXA Financial into Holdings, Holdings assumes primary liability under terms of an Assumption Agreement. Equitable Financial remains secondarily liable for its obligations under the Equitable Financial QP and would recognize such liability in the event Holdings does not perform.

The Equitable Financial QP is not governed by a collective-bargaining agreement and is not under a financial improvement plan or a rehabilitation plan. For the years ended December 31, 2020, 2019 and 2018, expenses related to the plan were $9 million, $21 million and $60 million, respectively.

The following table presents the funded status of the plan:

	December 31,
	2020	2019
	(in millions)
Equitable Retirement Plan
Total plan assets	$2,341	$2,159

Accumulated benefit obligation	$2,239	$2,160

Funded status	104.5%	99.9%

Other Benefit Plans

Equitable Financial also sponsors a non-qualified retirement plan, a medical and life retiree plan, a post-employment plan and deferred compensation plan. The expenses related to these plans were $32 million, $47 million and $70 million for the years ended December 31, 2020, 2019 and 2018, respectively.

13)	SHARE-BASED COMPENSATION PROGRAMS

Compensation costs for years ended December 31, 2020, 2019 and 2018 for share-based payment arrangements as further described herein are as follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Performance Shares	$13	$10	$12
Stock Options	5	3	2
Restricted Stock Unit Awards	18	15	16

Total Compensation Expenses	$36	$28	$30

Income Tax Benefit	7	10	8

Since 2018, Holdings has granted equity awards under the Equitable Holdings, Inc. 2018 Omnibus Incentive Plan and the Equitable Holdings, Inc. 2019 Omnibus Incentive Plan (together the “Omnibus Plans”) which were adopted by Holdings on April 25, 2018 and February 28, 2019 respectively. Awards under the Omnibus Plans are linked to Holdings’ common stock. As of December 31, 2020, the common stock reserved and available for issuance under the Omnibus Plans was 23.4 million shares. Holdings may issue new shares or use common stock held in treasury for awards linked to Holdings’ common stock.

Equitable Financial’s Participation in Holdings’ Equity Award Plans

Equitable Financial’s employees, financial professionals and directors in 2019 and 2018 were granted equity awards under the Omnibus Plans with the exception of the Holdings restricted stock units (“Holdings RSUs”) granted to financial professionals in 2018. All grants discussed in this section will be settled in shares of Holdings’ common stock except for the RSUs granted to financial professionals in 2019 and 2018 which will be settled in cash.

For awards with graded vesting schedules and service-only vesting conditions, including Holdings RSUs and other forms of share-based payment awards, Holdings applies a straight-line expense attribution policy for the recognition of compensation cost. Actual forfeitures with respect to the 2020, 2019 and 2018 grants were considered immaterial in the recognition of compensation cost.

Annual Awards

Each year, the Compensation Committee of the Holdings’ Board of Directors approves an equity-based award program with awards under the program granted at its regularly scheduled meeting in February. Annual awards under Holdings’ equity programs for 2020, 2019 and 2018 consisted of a mix of equity vehicles including Holdings RSUs, Holdings stock options and Holdings performance shares. If Holdings pays any ordinary dividend in cash, all outstanding Holdings RSUs and performance shares will accrue dividend equivalents in the form of additional Holdings RSUs or performance shares to be settled or forfeited consistent with the terms of the related award.

Holdings RSUs

Holdings RSUs granted to Equitable Financial employees vest ratably in equal annual installments over a three-year period. The fair value of the awards was measured using the closing price of the Holdings share on the grant date, and the resulting compensation expense will be recognized over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Under the 2020 equity program, eligible Equitable Financial financial professionals were granted stock-settled Holdings RSUs which vest ratably in equal annual installments over a three-year period and are equity-classified. The fair value of these awards was measured using the closing price of the Holdings share on the grant date, and the resulting compensation expense will be recognized over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Under the 2019 and 2018 equity programs, Equitable Financial financial professionals were granted cash-settled Holdings RSUs which vest ratably in equal installments over a three-year period. The cash payment for each RSU will equal the average closing price for a Holdings share on the NYSE over the 20 trading days immediately preceding the vesting date. These awards are liability-classified and require fair value remeasurement based upon the price of a Holdings share at the close of each reporting period.

Holdings Stock Options

Holdings stock options granted to Equitable Financial employees have a three-year graded vesting schedule, with one-third vesting on each of the three anniversaries. The total grant date fair value of Holdings stock options will be charged to expense over the shorter of the vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Holdings Performance Shares

Holdings performance shares granted to Equity Financial employees are subject to performance conditions and a three-year cliff-vesting. The performance shares consist of two distinct tranches; one based on Holding’s return-on-equity targets (the “ROE Performance Shares”) and the other based on the Holdings’ relative total shareholder return targets (the “TSR Performance Shares”), each comprising approximately one-half of the award. Participants may receive from 0% to 200% of the unearned performance shares granted. The grant-date fair value of the ROE Performance Shares is established once all of Holdings’ applicable Non-GAAP ROE targets are determined and approved. The fair value of the awards was measured using the closing price of the Holdings share on the grant date.

The grant-date fair value of the TSR Performance Shares was measured using a Monte Carlo approach. Under the Monte Carlo approach, stock returns were simulated for Holdings and the selected peer companies to estimate the payout percentages established by the conditions of the award. The aggregate grant-date fair value of the unearned TSR Performance Shares will be recognized as compensation expense over the shorter of the cliff-vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Director Awards

Holdings makes annual grants of unrestricted Holdings shares to non-employee directors of Holdings and Equitable Financial. The fair value of these awards was measured using the closing price of Holdings shares on the grant date. These awards immediately vest and all compensation expense is recognized at the grant date.

Employee Stock Purchase Plans

Under the Equitable Holdings, Inc. Stock Purchase Program participants are able to contribute up to 100% of their eligible compensation and receive a matching contribution in cash equal to 15% of their payroll contribution up to a maximum amount of $3,750, which is used to purchase Holdings shares. Purchases are made at the end of each month at the prevailing market rate.

One-Time Awards Granted in 2018

Transaction Incentive Awards

On May 9, 2018, coincident with the IPO, Holdings granted one-time “Transaction Incentive Awards” to executive officers and certain other R&P employees in the form of 722 thousand Holdings RSUs. Fifty percent of the Holdings RSUs vested based on service over the two-year period from the IPO date (the “Service Units”), and fifty percent vest based on service and a market condition (the “Performance Units”). The market condition is based on share price growth of at least 130% or 150% within a two or five-year period, respectively. If the market condition is not achieved, 50% of the Performance Units may still vest based on five years of continued service and the remaining Performance Units will be forfeited.

The grant-date fair value of half of the Performance Units, was at the $20 IPO price for a Holdings share as employees are still able to vest in these awards even if the share price growth targets are not achieved. The resulting compensation expense is recognized over the five-year requisite service period. The grant-date fair value of $16.47 was used to value the remaining half of the Performance Units that are subject to risk of forfeiture for non-achievement of the Holdings share price conditions. The grant date fair value was measured using Monte Carlo simulation from which a five-year requisite service period was derived, representing the median of the distribution of stock price paths on which the market condition is satisfied.

Special IPO Grant

Also, on May 9, 2018, Holdings made a grant of 357 thousand Holdings RSUs to Equitable Financial employees and financial professionals, or 50 restricted stock units to each eligible individual, that cliff vested on November 9, 2018. The grant-date fair value of the award was measured using the $20 IPO price for a Holdings share and all compensation expense was recognized as of November 9, 2018.

Prior Equity Award Grants

In 2017 and prior years, equity awards for employees, financial professional and directors in our R&P businesses were available under the umbrella of AXA’s global equity program. Accordingly, equity awards granted in 2017 and prior years were linked to AXA’s stock.

R&P employees were granted AXA ordinary share options under the Stock Option Plan, AXA performance shares under the Performance Share Plan and R&P financial professionals were granted performance units under the AXA Advisors Performance Unit Plan.

The fair values of these prior awards are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards that are settled in cash. The fair value of performance units earned and reported in Other liabilities in the consolidated balance sheets as of December 31, 2020 and 2019 was $21 million and $43 million, respectively.

Summary of Stock Option Activity

A summary of activity in the AXA and Holdings option plans during 2020 follows:

	Options Outstanding
	EQH Shares		AXA Ordinary Shares
	Number Outstanding (In 000’s)	Weighted Average Exercise Price	Number Outstanding (In 000’s)	Weighted Average Exercise Price

Options Outstanding at January 1, 2020	1,931	$19.73	1,725	€20.09
Options granted	1,235	$23.18	3	€12.22
Options exercised	(80)	$19.76	(282)	€14.59
Options forfeited, net	(267)	$20.98	(29)	€18.78
Options expired	—	$—	—	€—

Options Outstanding at December 31, 2020	2,819	$21.12	1,417	€21.20

Aggregate intrinsic value(1)		$10,316		€ (2,153)

Weighted average remaining contractual term (in years)	8.37		4.9

Options Exercisable at December 31, 2020	748	$—	1,254	€21.02

Aggregate intrinsic value(1)		$3,432		€(1,677)

Weighted average remaining contractual term (in years)	7.73		4.74

(1)

Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2020 of the respective underlying shares over the strike prices of the option awards. For awards with strike prices higher than market prices, intrinsic value is shown as zero.

	EQH Shares(1)
	2020	2019	2018

Dividend yield	2.59%	2.77%	2.44%
Expected volatility	26.00%	25.70%	25.40%
Risk-free interest rates	1.19%	2.49%	2.83%
Expected life in years	6.0	5.8	9.7
Weighted average fair value per option at grant date	$4.37	$3.82	$4.61

(1)

The expected volatility is based on historical selected peer data, the weighted average expected term is determined by using the simplified method due to lack of sufficient historical data, the expected dividend yield based on Holdings’ expected annualized dividend, and the risk-free interest rate is based on the U.S. Treasury bond yield for the appropriate expected term.

As of December 31, 2020, approximately $163 thousand of unrecognized compensation cost related to AXA unvested stock option awards is expected to be recognized by the Equitable Financial over a weighted-average period of 0.2 years. Approximately $4 million of unrecognized compensation cost related to Holdings unvested stock option awards is expected to be recognized by the Equitable Financial over a weighted average period of 1.4 years.

Summary of Restricted Stock Unit Award Activity

The market price of a Holdings share is used as the basis for the fair value measure of a Holdings RSU. For purposes of determining compensation cost for stock-settled Holdings RSUs, fair value is fixed at the grant date until settlement, absent modification to the terms of the award. For liability-classified cash-settled Holdings and AXA RSUs, fair value is remeasured at the end of each reporting period.

As of December 31, 2020, approximately 2.1 million Holdings RSUs and AXA ordinary share unit awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $26 million and is expected to be recognized over a weighted-average period of 1.6 years.

The following table summarizes Holdings restricted share units and AXA ordinary share unit activity for 2020.

	Shares of Holdings Restricted Stock	Weighted Average Grant Date Fair Value	Shares of AXA Restricted Stock	Weighted Average Grant Date Fair Value
Unvested as of January 1, 2020	1,805,301	$19.35	19,280	$19.20
Granted	994,290	$22.85	—	$—
Forfeited	(117,353)	$20.36	—	$—
Vested	(629,202)	$19.81	(19,280)	$19.20

Unvested as of December 31, 2020	2,053,036	$21.15	—	$—

Summary of Performance Award Activity

As of December 31, 2020, approximately 1.6 million Holdings and AXA performance awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $3 million and is expected to be recognized over a weighted-average period of 0.55 years.

The following table summarizes Holdings and AXA performance awards activity for 2020.

	Shares of Holdings Performance Awards	Weighted- Average Grant Date Fair Value	Shares of AXA Performance Awards	Weighted- Average Grant Date Fair Value
Unvested as of January 1, 2020	383,641	$21.05	2,154,059	$20.08
Granted	225,674	$23.92	—	$—
Forfeited	(51,860)	$21.97	(62,493)	$20.74
Vested	—		(1,074,313)	$18.91

Unvested as of December 31, 2020	557,455	$22.12	1,017,254	$21.28

14)	INCOME TAXES

A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Income tax (expense) benefit:
Current (expense) benefit	$(112)	$295	$234
Deferred (expense) benefit	739	284	222

Total	$627	$579	$456

The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 21% . The sources of the difference and their tax effects are as follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)

Expected income tax (expense) benefit	$291	$517	$309
Non-taxable investment income	91	73	104
Tax audit interest	(8)	(14)	(11)
Tax settlements/uncertain tax position release	231	—	12
Tax credits	21	—	—
Change in tax law	—	—	46
Other	1	3	(4)

Income tax (expense) benefit	$627	$579	$456

During the fourth quarter of 2020, the Company agreed to the Internal Revenue Service’s Revenue Agent’s Report for its consolidated 2010 through 2013 Federal corporate income tax returns. The impact on the Company’s financial statements and unrecognized tax benefits was a tax benefit of $231 million.

In accordance with Staff Accounting Bulletin No. 118 (“SAB 118”), the Company recorded provisional estimates for the income tax effects of the TCJA in 2017 and refined those estimates in 2018. The impact of the TCJA primarily related to the revaluation of deferred tax assets and liabilities.

The components of the net deferred income taxes are as follows:

	December 31,
	2020		2019
	Assets	Liabilities	Assets	Liabilities
	(in millions)
Compensation and related benefits	$58	$—	$51	$—
Net operating loss and credits	—	—	44	—
Reserves and reinsurance	1,483	—	945	—
DAC	—	606	—	692
Unrealized investment gains (losses)	—	1,668	—	639
Investments	1,071	—	640	—
Other	—	111	—	73

Total	$2,612	$2,385	$1,680	$1,404

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)

Balance at January 1,	$297	$273	$205
Additions for tax positions of prior years	229	24	98
Reductions for tax positions of prior years	(250)	—	(30)
Additions for tax positions of current year	—	—	—
Settlements with tax authorities	5	—	—

Balance at December 31,	$281	$297	$273

Unrecognized tax benefits that, if recognized, would impact the effective rate	$47	$222	$202

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits as of December 31, 2020 and 2019 were $34 million and $55 million, respectively. For 2020, 2019 and 2018, respectively, there were $(21) million, $14 million and $18 million in interest expense (benefit) related to unrecognized tax benefits.

It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

As of December 31, 2020, tax years 2014 and subsequent remain subject to examination by the IRS.

15)	EQUITY

AOCI represents cumulative gains (losses) on items that are not reflected in net income (loss). The balances as of December 31, 2020, 2019, and 2018 follow:

	December 31,
	2020	2019	2018
	(in millions)

Unrealized gains (losses) on investments(1)	$4,600	$1,601	$(494)
Defined benefit pension plans(2)	(5)	(5)	(7)

Accumulated other comprehensive income (loss) attributable to Equitable Financial	$4,595	$1,596	$(501)

(1)	2018 includes a $86 million decrease to AOCI from the impact of adoption of ASU 2018-02.
(2)	2018 includes a $3 million increase to AOCI from the impact of adoption of ASU 2018-02.

The components of OCI, net of taxes for the years ended December 31, 2020, 2019 and 2018, follow:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Change in net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the period	$4,698	$3,052	$(1,663)
(Gains) losses reclassified into net income (loss) during the period(1)	(633)	(160)	(4)

Net unrealized gains (losses) on investments	4,065	2,892	(1,667)
Adjustments for policyholders’ liabilities, DAC, insurance liability loss recognition and other	(1,066)	(797)	446

Change in unrealized gains (losses), net of adjustments (net of deferred income tax expense (benefit) of, $798, $547, and $310)	2,999	2,095	(1,221)

Change in defined benefit plans:
Reclassification to net income (loss) of amortization of net prior service credit included in net periodic cost	—	2	(4)

Change in defined benefit plans, (net of deferred income tax expense (benefit) of $0, $0 and $0 (2))	—	2	(4)

Other comprehensive income (loss), attributable to Equitable Financial	$2,999	$2,097	$(1,225)

(1)

See “Reclassification adjustments” in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(168) million, $(42) million, and $(1) million for the years ended December 31, 2020, 2019 and 2018, respectively.

(2)	These AOCI components are included in the computation of net periodic costs (see “Employee Benefit Plans” in Note 13).

Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and credit losses of AFS securities and are included in total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to net income (loss) as related to defined benefit plans primarily consist of amortization of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in compensation and benefits in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

16)	COMMITMENTS AND CONTINGENT LIABILITIES

Litigation

Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company’s activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek, or they may be required only to state an amount sufficient to meet a court’s jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers’ sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter is difficult to predict, and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company’s litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2020, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $100 million.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company’s accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

In August 2015, a lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O’Donnell, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from Equitable Financial, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that Equitable Financial implemented the volatility management strategy in violation of applicable law. Plaintiff seeks an award of damages individually and on a classwide basis, and costs and disbursements, including attorneys’ fees, expert witness fees and other costs. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York. In March 2017, the Southern District of New York granted Equitable Financial’s motion to dismiss the complaint. In April 2017, the plaintiff filed a notice of appeal. In April 2018, the United States Court of Appeals for the Second Circuit reversed the trial court’s decision with instructions to remand the case to Connecticut state court. In September 2018, the Second Circuit issued its mandate, following Equitable Financial’s notification to the court that it would not file a petition for writ of certiorari. The case was transferred in December 2018 to the Connecticut Superior Court, Judicial District of Stamford. In December 2018, Equitable Financial sought dismissal of the complaint by filing a motion to strike, which the court granted in August 2019. Plaintiff filed an Amended Class Action Complaint in September 2019. Equitable Financial filed a motion for entry of judgment in October 2019. On August 3, 2020, the court granted Equitable Financial’s motion for entry of judgment. In August 2020, Plaintiff filed a notice of appeal. We are vigorously defending this matter.

In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc. v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of universal life (“UL”) policies subject to Equitable Financial’s COI rate increase. In early 2016, Equitable Financial raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. A second putative class action was filed in Arizona in 2017 and consolidated with the Brach matter. The current consolidated amended class action complaint alleges the following claims: breach of contract; misrepresentations by Equitable Financial in violation of Section 4226 of the New York Insurance Law; violations of New York General Business Law Section 349; and violations of the California Unfair Competition Law, and the California Elder Abuse Statute. Plaintiffs seek; (a) compensatory damages, costs, and, pre- and post-judgment interest; (b) with respect to their claim concerning Section 4226, a penalty in the amount of premiums paid by the plaintiffs and the putative class; and (c) injunctive relief and attorneys’ fees in connection with their statutory claims. In August 2020, the federal district court issued a decision granting in part Brach Plaintiffs’ motion for class certification. The court certified nationwide breach of contract and Section 4226 classes, and a New York State Section 349 class. Equitable Financial petitioned for discretionary appellate review of that decision, which petition was denied. Five other federal actions challenging the COI rate increase are also pending against Equitable Financial and have been coordinated with the Brach action for the purposes of pre-trial activities. They contain allegations similar to those in the Brach action as well as additional allegations for violations of various states’ consumer protection statutes and common law fraud. Three actions are also pending against Equitable Financial in New York state court. Equitable Financial is vigorously defending each of these matters.

Obligations under Funding Agreements

Federal Home Loan Bank

As a member of the FHLB, Equitable Financial has access to collateralized borrowings. It also may issue funding agreements to the FHLB. Both the collateralized borrowings and funding agreements would require Equitable Financial to pledge qualified mortgage-backed assets and/or government securities as collateral. Equitable Financial issues short-term funding agreements to the FHLB and uses the funds for asset, liability, and cash management purposes. Equitable Financial issues long-term funding agreements to the FHLB and uses the funds for spread lending purposes.

Entering into FHLB membership, borrowings and funding agreements requires the ownership of FHLB stock and the pledge of assets as collateral. Equitable Financial has purchased FHLB stock of $322 million and pledged collateral with a carrying value of $8.7 billion as of December 31, 2020.

Funding agreements are reported in policyholders’ account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see “Derivative and offsetting assets and liabilities” included in Note 4. The table below summarizes the Company’s activity of funding agreements with the FHLB.

Change in FHLB Funding Agreements during the Year Ended December 31, 2020

	Outstanding Balance at December 31, 2019	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Long-term Agreements Maturing Within Five Years	Outstanding Balance at December 31, 2020
	(in millions)
Short-term funding agreements:
Due in one year or less	$4,608	$46,798	$46,808	$1,036	$—	$5,634
Long-term funding agreements:
Due in years two through five	1,646	—	—	(1,036)	112	722
Due in more than five years	646	—	—	—	(112)	534

Total long-term funding agreements	2,292	—	—	(1,036)	—	1,256

Total funding agreements(1)	$6,900	$46,798	$46,808	$—	$—	$6,890

(1)

The $7 million and $9 million difference between the funding agreements carrying value shown in the fair value table for December 31, 2020 and 2019, respectively, reflects the remaining amortization of a hedge implemented and closed, which locked in the funding agreements borrowing rates.

Funding Agreement-Backed Notes Program

Under the FABN, Equitable Financial may issue funding agreements to a Delaware special purpose statutory trust (the “Trust”) in exchange for the proceeds from issuances of fixed and floating rate medium-term marketable notes issued by the Trust from time to time (the “Trust notes”). The funding agreements have matching interest and maturity payment terms to the applicable Trust notes. The maximum aggregate principal amount of Trust notes permitted to be outstanding at any one time is $5 billion. Funding agreements issued to the Trust are reported in policyholders’ account balances in the consolidated balance sheets. The table below summarizes the Company’s activity of funding agreements under the FABN.

Change in FABN Funding Agreements during the Year Ended December 31, 2020

	Outstanding Balance at December 31, 2019	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Long-term Agreements Maturing Within Five Years	Outstanding Balance at December 31, 2020
	(in millions)
Short-term funding agreements:
Due in one year or less	$—	$—	$—	$—	$—	$—
Long-term funding agreements:
Due in years two through five	—	1,150	—	—	—	1,150
Due in more than five years	—	800	—	—	—	800

Total long-term funding agreements	—	1,950	—	—	—	1,950

Total funding agreements(1)	$—	$1,950	$—	$—	$—	$1,950

(1)

The $11 million difference between the funding agreements notional value shown and carrying value table as of December 31, 2020 reflects the remaining amortization of the issuance cost of the funding agreements.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates and others. As of December 31, 2020, these arrangements include commitments by the Company to provide equity financing of $1.2 billion (including $253 million with affiliates) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

The Company had $17 million of undrawn letters of credit related to reinsurance as of December 31, 2020. The Company had $389 million of commitments under existing mortgage loan agreements as of December 31, 2020.

The Company is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, the Company owns single premium annuities issued by previously wholly-owned life insurance subsidiaries. The Company has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly-owned subsidiaries be unable to meet their obligations. Management believes the need for the Company to satisfy those obligations is remote.

Pursuant to certain assumption agreements (the “Assumption Agreements”), AXA Financial legally assumed primary liability from Equitable Financial for all current and future liabilities of Equitable Financial under certain employee benefit plans that provide participants with medical, life insurance and deferred compensation benefits as well as under the AXA Equitable Retirement plan, a frozen qualified pension plan. Equitable Financial remains secondarily liable for its obligations under these plans and would recognize such liabilities in the event AXA Financial does not perform under the terms of the Assumption Agreements. On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity.

17)	INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

For 2020, 2019 and 2018, respectively, Equitable Financial’s statutory net income (loss) totaled $413 million, $3.9 billion and $3.1 billion. Statutory surplus, Capital stock and AVR totaled $6.8 billion and $8.7 billion as of December 31, 2020 and 2019, respectively. As of December 31, 2020, Equitable Financial, in accordance with various government and state regulations, had $58 million of securities on deposit with such government or state agencies.

In 2020, 2019 and 2018, Equitable Financial paid to its direct parent, which subsequently distributed such amount to Holdings, an ordinary shareholder dividend of $2.1 billion, $1.0 billion and $1.1 billion. Also, in 2018, Equitable Financial transferred its interests in ABLP, AB Holding and the General Partner to Alpha Units Holdings, Inc., a newly formed subsidiary, and distributed the shares of that subsidiary to its direct parent which subsequently distributed such shares to Holdings (the “AB Ownership Transfer”). The AB Ownership transfer was considered an extraordinary dividend of $1.7 billion representing the equity value of Alpha Units Holdings, Inc. In connection with the AB Ownership Transfer, Equitable Financial paid an extraordinary cash dividend of $572 million and issued a surplus note to Holdings in the same amount. Equitable Financial repaid the outstanding principal balance of the surplus note in March 2019.

Dividend Restrictions

As a domestic insurance subsidiary regulated by the insurance laws of New York State, Equitable Financial is subject to restrictions as to the amounts the Company may pay as dividends and amounts the Company may repay of surplus notes to Holdings.

New York State insurance law provides that a stock life insurer may not, without prior approval of the NYDFS, pay a dividend to its stockholders exceeding an amount calculated under one of two standards (the “Standards”). The first standard allows payment of an ordinary dividend out of the insurer’s earned surplus (as reported on the insurer’s most recent annual statement) up to a limit calculated pursuant to a statutory formula, provided that the NYDFS is given notice and opportunity to disapprove the dividend if certain qualitative tests are not met (the “Earned Surplus Standard”). The second standard allows payment of an ordinary dividend up to a limit calculated pursuant to a different statutory formula without regard to the insurer’s earned surplus. Dividends exceeding these prescribed limits require the insurer to file a notice of its intent to declare the dividends with the NYDFS and prior approval or non-disapproval from the NYDFS.

In applying the Standards, Equitable Financial cannot pay ordinary dividends during 2021 due to operating losses.

Intercompany Reinsurance

The company receives statutory reserve credits for reinsurance treaties with EQ AZ Life Re to the extent EQ AZ Life Re holds assets in an irrevocable trust (the “EQ AZ Life Re Trust”). As of December 31, 2020, EQ AZ Life Re holds $2.1 billion of assets in the EQ AZ Life Re Trust and letters of credit of $2.2 billion that are guaranteed by Holdings. Under the reinsurance transactions, EQ AZ Life Re is permitted to transfer assets from the EQ AZ Life Re Trust under certain circumstances. The level of statutory reserves held by EQ AZ Life Re fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or additional letters of credit be secured, which could adversely impact EQ AZ Life Re’s liquidity.

Prescribed and Permitted Accounting Practices

As of December 31, 2020 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective as of December 31, 2020.

The Company cedes a portion of their statutory reserves to EQ AZ Life Re, a captive reinsurer, as part of the Company’s capital management strategy. EQ AZ Life Re prepares financial statements in a special purpose framework for statutory reporting.

Differences between Statutory Accounting Principles and U.S. GAAP

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with SAP and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders’ account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP; and (i) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

18)	DISCONTINUED OPERATIONS

Distribution of AllianceBernstein to Holdings

Effective December 31, 2018, the Company and its subsidiaries transferred all economic interests in the business of AB to a newly created entity, Alpha Unit Holdings, LLC (“Alpha”). The Company distributed all equity interests in Alpha to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of Holdings. The AB transfer and subsequent distribution of Alpha equity interests (“the AB Business Transfer”) removed the authority to control the business of AB and as such AB’s operations are now reflected as a discontinued operation in the Company’s consolidated financial statements in all periods presented.

In connection with the transfer, the Company paid an extraordinary dividend in cash to Holdings in the amount of $572 million. The Company also issued a one-year senior surplus note to Holdings for $572 million that was repaid on March 5, 2019.

Transactions Prior to Distribution

Intercompany transactions prior to the AB Business Transfer between the Company and AB were eliminated and excluded from the consolidated statements of income (loss) and consolidated balance sheets.

The table below presents AB’s revenues recognized in 2018, disaggregated by category:

Year Ended December 31, 2018
(in millions)
Investment management, advisory and service fees:
Base fees	$2,156
Performance-based fees	118
Research services	439
Distribution services	419
Other revenues:
Shareholder services	76
Other	35

Total investment management and service fees	$3,243

Transactions Ongoing after Distribution

After the AB Business Transfer, services provided by AB will consist primarily of an investment management service agreement and will be included in investment expenses and identified as a related party transaction.

Discontinued Operations

The following table presents the amounts related to the net income (loss) of AB that has been reflected in discontinued operations:

Year Ended December 31, 2018
(in millions)
REVENUES
Net derivative gains (losses)	$12
Net investment income (loss)	24
Investment management and service fees	3,243
Other income	—

Total revenues	$3,279

BENEFITS AND OTHER DEDUCTIONS
Compensation and benefits	$1,370
Commissions and distribution related payments	427
Interest expense	8
Other operating costs and expenses	727

Total benefits and other deductions	2,532

Income (loss) from discontinued operations, before income taxes	747
Income tax (expense) benefit	(69)

Net income (loss) from discontinued operations, net of taxes	678
Less: Net (income) loss attributable to the noncontrolling interest	(564)

Net income (loss) from discontinued operations, net of taxes and noncontrolling interest	$114

19)	REDEEMABLE NONCONTROLLING INTEREST

The changes in the components of redeemable noncontrolling interests are presented in the table that follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Balance, beginning of period	$39	$39	$25
Net earnings (loss) attributable to redeemable noncontrolling interests	1	5	(2)
Purchase/change of redeemable noncontrolling interests	1	(5)	16

Balance, end of period	$41	$39	$39

20)	REVENUES FROM EXTERNAL CUSTOMERS

Revenue from external customers, by product, is shown in the table that follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Individual Variable Annuity Products
Premiums	$165	$179	$171
Fees(1)	2,555	2,615	2,631
Others	8	16	19

Total	$2,728	$2,810	$2,821

Employer- Sponsored
Premiums	$—	$—	$—
Fees	500	477	459
Others	4	4	5

Total	$504	$481	$464

Life Insurance Products
Premiums	$587	$702	$657
Fees	1,421	1,440	1,458
Others	23	21	32

Total	$2,031	$2,163	$2,147

Employee Benefit Products
Premiums	$36	$35	$12
Fees	—	—	—
Others	15	13	6

Total	$51	$48	$18

Other
Premiums	$18	$20	$22
Fees	13	12	15
Others	7	2	2

Total	$38	$34	$39

(1)	Excludes the amortization/capitalization of unearned revenue liability of $(14) million, $(35) million and $(19) million for the years ended December 31, 2020, 2019 and 2018, respectively.

21)	REVISION OF PRIOR PERIOD FINANCIAL STATEMENTS

The Company identified certain errors primarily related to the calculation of actuarially determined insurance contract assets and liabilities that impacted previously issued consolidated financial statements. Management evaluated these adjustments and concluded they were not material to any previously reported quarterly or annual financial statements. In order to improve the consistency and comparability of the financial statements, management revised the financial statements and related disclosures to correct these errors as shown below.

Management assessed the materiality of this change within prior period financial statements based upon SEC Staff Accounting Bulletin Number 99, Materiality, which is since codified in ASC 250, Accounting Changes and Error Corrections. The prior period comparative financial statements that are presented herein have been revised.

The following tables present line items for prior period financial statements that have been affected by the revision. For these line items, the tables detail the amounts as previously reported, the impact upon those line items due to the revision, and the amounts as currently revised within the financial statements.

	December 31, 2019
	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Consolidated Balance Sheets:
ASSETS
Investments:
Deferred policy acquisition costs	$4,337	$(115)	$4,222
Amounts due from reinsurers	3,001	1	3,002
GMIB reinsurance contract asset, at fair value	2,466	—	2,466
Current and deferred income taxes	224	25	249
Other assets	3,050	—	3,050

Total Assets	$228,041	$(89)	$227,952

LIABILITIES
Future policy benefits and other policyholders’ liabilities	33,976	3	33,979
Other liabilities	1,768	1	1,769

Total Liabilities	$216,344	$4	$216,348

EQUITY
Retained earnings	2,242	(97)	2,145
Accumulated other comprehensive income (loss)	1,592	4	1,596

Total equity attributable to Equitable Financial	11,645	(93)	11,552

Total Equity	11,658	(93)	11,565

Total Liabilities, Redeemable Noncontrolling interest and Equity	$228,041	$(89)	$227,952

	Year Ended December 31, 2019			Year Ended December 31, 2018
	As Previously Reported	Impact of Revisions	As Revised	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Consolidated Statements of Income (Loss)
REVENUES
Policy charges and fee income	$3,450	$37	$3,487	$3,523	$(8)	$3,515
Net derivative gains (losses)	(3,820)	(11)	(3,831)	(1,010)	(24)	(1,034)
Other income	56	—	56	65	(1)	64

Total revenues	5,148	26	5,174	6,951	(33)	6,918

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	4,119	(31)	4,088	3,005	(45)	2,960
Interest credited to policyholders’ account balances	1,127	22	1,149	1,002	(23)	979
Commissions	629	—	629	620	5	625
Amortization of deferred policy acquisition costs	452	68	520	431	20	451
Other operating costs and expenses	912	—	912	2,918	1	2,919

Total benefits and deductions	7,578	59	7,637	8,432	(42)	8,390

	Year Ended December 31, 2019			Year Ended December 31, 2018
	As Previously Reported	Impact of Revisions	As Revised	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Income (loss) from continuing operations, before income taxes	(2,430)	(33)	(2,463)	(1,481)	9	(1,472)
Income tax (expense) benefit from continuing operations	584	(5)	579	446	10	456
Net income (loss)	(1,846)	(38)	(1,884)	(921)	19	(902)

Net income (loss) attributable to Equitable Financial	$(1,851)	$(38)	$(1,889)	$(918)	$19	$(899)

	Year Ended December 31, 2019			Year Ended December 31, 2018
	As Previously Reported	Impact of Revisions	As Revised	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Consolidated Statements of Comprehensive Income (Loss)
Net income (loss)	$(1,846)	$(38)	$(1,884)	$(921)	$19	$(902)

Change in unrealized gains (losses), net of reclassification adjustment	2,081	14	2,095	(1,230)	9	(1,221)
Other comprehensive income	2,083	14	2,097	(1,234)	9	(1,225)

Comprehensive income (loss)	237	(24)	213	(2,155)	28	(2,127)

Less: Comprehensive income (loss) attributable to noncontrolling interest	—	5	5	—	(3)	(3)

Comprehensive income (loss) attributable to Equitable Financial	$237	$(29)	$208	$(2,155)	$31	$(2,124)

	Year Ended December 31, 2019			Year Ended December 31, 2018
	As Previously Reported	Impact of Revisions	As Revised	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Consolidated Statements of Equity:
Retained earnings, beginning of year	$5,098	$(59)	$5,039	$8,938	$(78)	$8,860
Net income (loss) attributable to Equitable Financial	(1,851)	(38)	(1,889)	(918)	19	(899)

Retained earnings, end of year	$2,242	$(97)	$2,145	$5,098	$(59)	$5,039

Accumulated other comprehensive income (loss), beginning of year	$(491)	$(10)	$(501)	$598	$(19)	$579
Other comprehensive income (loss)	2,083	14	2,097	(1,234)	9	(1,225)
Accumulated other comprehensive income (loss), end of year	$1,592	$4	$1,596	$(491)	$(10)	$(501)

Total Equitable Financial equity, end of year	$11,645	$(93)	$11,552	$12,416	$(69)	$12,347

Total equity, end of year	$11,658	$(93)	$11,565	$12,428	$(69)	$12,359

	December 31, 2019			December 31, 2018
	As Previously Reported	Impact of Revisions	As Revised	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Consolidated Statements of Cash Flows:
Cash flow from operating activities:
Net income (loss)(1)	$(1,846)	$(38)	$(1,884)	$(358)	$19	$(339)
Adjustments to reconcile Net income (loss) to Net cash provided by (used in) operating activities:
Policy charges and fee income	(3,450)	(37)	(3,487)	(3,523)	8	(3,515)
Interest credited to policyholders’ account balances	1,127	22	1,149	1,002	(23)	979
Net derivative (gains) losses	3,820	11	3,831	1,010	24	1,034
Amortization and depreciation	323	68	391	340	20	360
Capitalization of DAC	(648)	—	(648)	(597)	5	(592)
Future policy benefits	1,115	(31)	1,084	(284)	(46)	(330)
Current and deferred income taxes	(334)	5	(329)	(556)	(7)	(563)

Net cash provided by (used in) operating activities	$(606)	$—	$(606)	$1,418	$—	$1,418

Cash and cash equivalents, end of period	$1,492	$—	$1,492	$2,622	$—	$2,622

(1)	December 31, 2018 net income (loss) includes $563 million of discontinued operations that are not included in net income (loss) in the Consolidated Statement of Income (Loss).

22)	SUBSEQUENT EVENTS

Funding Agreement-Backed Notes

Pursuant to the FABN discussed in Note 16, in January 2021, Equitable Financial issued a $450 million funding agreement to the Trust. The funding agreement has a fixed interest rate of 1% per annum and will mature on January 9, 2026. Funding agreements issued to the Trust will be reported in Policyholders’ account balances in the consolidated balance sheets in subsequent periods.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

SCHEDULE I

SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN RELATED PARTIES

AS OF DECEMBER 31, 2020

	Cost(1)	Fair Value	Carrying Value
	(in millions)
Fixed maturities, AFS:
U.S. government, agencies and authorities	$12,644	$15,943	$15,943
State, municipalities and political subdivisions	482	574	574
Foreign governments	1,011	1,103	1,103
Public utilities	5,894	6,527	6,527
All other corporate bonds	42,607	46,575	46,575
Residential mortgage-backed	119	131	131
Asset-backed	3,633	3,656	3,656
Commercial mortgage-backed	1,148	1,203	1,203
Redeemable preferred stocks	598	641	641

Total fixed maturities, AFS	68,136	76,353	76,353
Mortgage loans on real estate(2)	13,223	13,474	13,142
Policy loans	3,635	4,794	3,635
Other equity investments	1,342	1,342	1,342
Trading securities	5,031	5,340	5,340
Other invested assets	2,383	2,383	2,383

Total Investments	$93,750	$103,686	$102,195

(1)

Cost for fixed maturities represents original cost, reduced by repayments and write-downs and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

(2)	Carrying value for mortgage loans on real estate represents original cost adjusted for amortization of premiums or accretion of discount and reduced by credit loss allowance.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

SCHEDULE IV

REINSURANCE(1)

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(in millions)
2020
Life insurance in-force	$389,576	$72,110	$32,289	$349,755	9.2%

Premiums:
Life insurance and annuities	$712	$127	$186	$771	24.1%
Accident and health	52	26	9	35	24.8%

Total premiums	$764	$153	$195	$806	24.1%

2019
Life insurance in-force	$392,420	$66,770	$31,699	$357,349	8.9%

Premiums:
Life insurance and annuities	$825	$99	$185	$911	20.3%
Accident and health	43	27	9	25	36.0%

Total premiums	$868	$126	$194	$936	20.7%

2018
Life insurance in-force	$390,374	$69,768	$30,322	$350,928	8.6%

Premiums:
Life insurance and annuities	$787	$128	$177	$836	21.2%
Accident and health	49	32	9	26	34.6%

Total premiums	$836	$160	$186	$862	21.6%

(1)	Includes amounts related to the discontinued group life and health business.